 As filed with the Securities and Exchange Commission on December 21, 2009
                                                      Securities Act Registration No. 333-_________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐      PRE-EFFECTIVE AMENDMENT NO.

☐      POST-EFFECTIVE AMENDMENT NO.

Zea Capital Fund LLC
118 Third Avenue, Suite 630
Cedar Rapids, Iowa 52401
(319) 366-0456

Agent For Service
James D. Thorp
118 Third Avenue, Suite 630
Cedar Rapids, Iowa 52401
(319) 366-0456

Copies of Communications to:
David E. Gardels, Esq.
Husch Blackwell Sanders LLP 1620 Dodge Street, Suite 2100
Omaha, NE 68102-1504 (402) 964-5000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered	Maximum Offering Price Per Unit	Aggregate Offering Price (1)	Amount of Registration Fee
Class A Units	$67,000,000	$12.50	$67,000,000	$4,777
Class B Units	$33,000,000	$12.50	$33,000,000	$2,353

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion
Preliminary Prospectus dated December 21, 2009

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission and several states is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

Zea Capital Fund LLC
5,360,000 Class A Units                                                 2,640,000 Class B Units
$12.50 per Unit

We are a newly-formed non-diversified closed-end management investment company that will elect to operate as a business development company and that seeks to invest in private buy-out, recapitalization and late-stage growth companies located primarily in middle America.  Our investment objective is to achieve long-term capital appreciation from investing primarily in privately-issued common stock, preferred stock and subordinated debt with equity features, such as warrants or conversion privileges.  We will focus on smaller investment opportunities—companies seeking less than $10 million in capital—with the majority of financings with companies seeking less than $5 million. We will typically make initial investments of $1 to $5 million, and will target an average total investment per company of $3 to $4 million.

We are externally managed by AAVIN Equity Advisors, LLC, an investment adviser which is registered as an investment adviser with the Securities and Exchange Commission, and which is located in Cedar Rapids, Iowa.  AAVIN Equity Advisors and its affiliates had approximately $58 million of assets under management as of June 30, 2009.

Our offering expenses are being funded by Iowa Corn Opportunities, LLC (“ICO”), but ICO is not participating in or passing on the suitability or advisability of this offering, and our operations will be overseen by our Board of Directors—and not ICO—including oversight of our investments, which will be made by AAVIN Equity Advisors.

Investors in this offering who are not currently members of the Iowa Corn Growers Association (“ICGA”), an affiliate of ICO, must become members of the ICGA to participate in this offering.

THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK, INCLUDING THOSE DESCRIBED IN THE “RISK FACTORS” SECTION OF THIS PROSPECTUS BEGINNING ON PAGE 13.

No Class of our Units will trade on any securities exchange, and our plan is to wind down the Fund within approximately ten to twelve years.  Accordingly, purchasers of our Class A or Class B Units should understand that our Units will have limited or no liquidity and that they will be required to bear the investment risk for the term of the Fund.
_________________________
	Per Unit (Minimum)			Total Minimum (2)	Per Unit (Maximum)		Total Maximum (1)
Public Offering Price (1)………………………		$12.50		$40,000,000		$12.50		$100,000,000
Sales Load (3)…………………………………	$	__	$	__	$	__	$	__
Net Proceeds to us (4)………………………...	$	__	$	__	$	__	$	__
______________

 i

     (1)  All of the information provided in the table respecting Unit price applies equally to both classes of Units offered under this Prospectus.  All of the information provided in the table respecting amounts issued in this offering reflects aggregate sales of both Class A Units and Class B Units.
(2)
The minimum and maximum amounts shown in the table reflect the minimum and maximum size of the offering the Fund will effect.  Proceeds from the sale of Units prior to achieving the minimum amount will be held in escrow, and the offering will not be effected unless the minimum is achieved.  See “Plan of Distribution” below.

(3)
The minimum investment is either 2,000 Class A Units or 160,000 Class B Units, which minimum may be reduced in the discretion of the Fund.  Investors who are members of the ICGA will pay __ (the “Placement Agent”) a commission of __% per Unit.  Investors who are not members of the ICGA will pay a commission of __% per Unit.  The table above assumes that no investors are ICGA members prior to this offering.  To the extent ICGA members purchase Units in this offering, the sales load in the table would be reduced.

In addition to the sales load, each investor must either purchase a membership in the ICGA, purchase a membership in a state corn growers’ association (which is a member association of the National Corn Growers Association (“NCGA”)) in the state in which the investor resides, or extend an existing membership of such association (the “Membership Fee”).  The Membership Fee will be purchased by the payment of a $300 fee per investor, which will be collected by our selling agents on the ICGA’s behalf.  The ICGA will purchase as many years’ membership as possible with the $300 amount (estimated to be five years), and to the extent the applicable state association membership does not cost the entire $300, the ICGA will retain the balance in consideration of its membership processing services.  All such state association membership fees will include membership in the NCGA.

The amounts shown in the table under “Sales Load” include the estimated per-Unit cost of the Membership Fee of 0.15%, which is based upon the minimum purchase of 2,000 Class A Units.  To the extent purchasers buy the minimum number of Class B Units (160,000), or more than the required minimum number of Units of either class, this percentage would be smaller and the amounts reflected in the table would be reduced.

(4)
The aggregate expenses of the offering, which include __, are estimated to be $__, which represents approximately $0. __ per Unit (regardless of class) issued.  The “Per Unit” and “Total” amount of proceeds shown in the expense table have been reduced by the amount of these expenses.

Investors must purchase a minimum of 2,000 of our Class A Units or a minimum of 160,000 Class B Units in this offering.  Investors are not required to maintain any level of Unit ownership after this offering, and the Units are subject to restrictions on transferability.  See “Transferability” below.

The Fund is offering up to a maximum of 8,000,000 Units (in aggregate, among both Class A Units or Class B Units), and the offering will terminate on ______, unless we determine to extend the offering.  The Placement Agent will serve as the distributor of the Units on a best efforts basis, subject to various conditions. The Placement Agent may enter into selected dealer agreements with various brokers and dealers (“Selling Agents,” together with the Placement Agent, the “Selling Parties”) which agree to participate in the distribution of our Units. See “Plan of Distribution.” We will not effect the offering unless we sell at least 3,200,000 Units of either class (the “Minimum Offering”), and proceeds from the sale of Units prior to achieving the Minimum Offering will be held in escrow at __ (the “Escrow Agent”).  See “Plan of Distribution—Escrow” below.

Please read this Prospectus before investing, and keep it for future reference.  The Prospectus contains important information about us that a prospective investor should know before investing in our Units.  A statement of additional information dated ___, 2009, as supplemented from time to time (the “SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  Upon the effectiveness of the registration statement of which this Prospectus forms a part, we will be required to file annual, quarterly and current reports, proxy statements and other information with the SEC.  This information, along with the SAI, will be available free of charge by contacting us at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, or by telephone at (319) 366-0456.  The SEC also maintains a website at www.sec.gov that contains such information, including the SAI.

Neither the SEC nor any state securities commission have approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is December 21, 2009.

ii

TABLE OF CONTENTS	Page

Prospectus Summary	1
Fees and Expenses	10
Forward-Looking Statements	12
Risk Factors	13
Election to be Regulated as a Business Development Company	22
Plan of Distribution	23
Use of Proceeds	25
Capitalization	26
Dilution	26
Transferability	27
Management’s Discussion and Analysis of Financial Condition and Results of Operations	29
The Fund	31
Management	41
Certain Relationships and Related Transactions	43
Certain U.S. Federal Income Tax Considerations	44
Regulation	57
Description of Units	60
Summary of our Operating Agreement	63
ERISA Considerations	65
Independent Registered Public Accounting Firm	66
Administrator, Custodian, Transfer Agent and Registrar	66
Legal Matters	66
Available Information	66

_______________

You should rely only on the information contained in this Prospectus. We have not, and none of the Selling Parties have, authorized any other person to provide you with different information or to make any representations not contained in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update the information in this Prospectus to reflect any material changes occurring prior to the completion of this offering.

iii

PROSPECTUS SUMMARY

This summary may not contain all of the information that may be important to you. You should read carefully the information set forth under “Risk Factors” and other information included in this Prospectus. The following summary is qualified by the more detailed information and financial statements appearing elsewhere in this Prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “the Fund” refer to Zea Capital Fund LLC; and “AAVIN” and “the Adviser” refer to AAVIN Equity Advisors, LLC.  Throughout this Prospectus, we have assumed the sale of 4,800,000 Units of either class in the aggregate at $12.50 per Unit, except where otherwise stated.

The Fund

Zea Capital Fund LLC (the “Fund”) is a Delaware limited liability company which will elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a newly-formed growth capital investment fund organized on the private equity fund model to make investments primarily in portfolio companies with the potential to generate superior risk-adjusted returns through growth or financial structuring. The Fund’s investment objective is to achieve long-term capital appreciation from investing primarily in privately-issued common stock, preferred stock and subordinated debt with equity features, such as warrants or conversion privileges.   During normal economic conditions, the Fund’s investment adviser, AAVIN Equity Advisors, LLC (“AAVIN,” or the “Adviser”), will follow a rules-based portfolio construction process to implement our investment strategy and maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments.  See “The Fund” below.

We intend to operate like a traditional venture capital firm, and accordingly it will take us longer to identify appropriate investments meeting our criteria than most publicly-held funds.  We anticipate that it will take us four to six years to fully invest in our target portfolio of 20 to 25 privately-held companies.  Over the ensuing years and until final liquidation of the portfolio, we will likely make additional follow-on investments in some existing portfolio companies but we do not anticipate making new investments in new companies more than six years after we commence our investment activities.

Traditionally, private equity and venture capital funds are organized on a draw-down model, which means that the funds call committed capital from investors on an as-needed basis.  This is possible because these funds have a small number of investors who have each committed a large amount of capital to the fund, but such a structure is not practical for us because we will have a large number of investors.  Accordingly, the majority of our investors will fund the entire purchase of their membership interest up front.  We have designated these membership interests as Class A Units.  In order to accommodate investors who may wish to invest larger sums (in excess of $2,000,000) on a more traditional basis, we have also designated some of our membership interests as Class B Units.  Capital from the Class B Units will be drawn as needed over time as in a traditional fund.  See
“Description of Units” below.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in temporary investments.  The Adviser will maintain a portion of these assets in cash, treasury bills and similar liquid investments in order to cover our projected near term investment needs and expenses.  The remainder of our temporary investments will, consistent with BDC requirements, be invested in debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments (collectively, our “Initial Investments”).  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act within two years of the closing of this offering.  See “Election to be Regulated as a Business Development Company” below.

We are a newly-formed, externally managed, non-diversified closed-end management investment company that will have, as of the date our registration statement, of which this Prospectus forms a part, is declared effective, elected to be regulated as a BDC under the 1940 Act.  As a BDC, we will be subject to numerous regulations and restrictions on the types of investments which we can make.  See “Election to be Regulated as a Business Development Company” and “Risk Factors—Risks Related to Our Operations” below.

Our Adviser

We are managed by AAVIN, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  AAVIN has a staff of seven, including five principals, and its main office is located in Cedar Rapids, Iowa.  Though AAVIN’s principals, through affiliates of AAVIN, have organized and successfully managed four private equity funds, Jim Thorp, AAVIN’s Managing Partner, is the only AAVIN affiliate who has managed a BDC.

AAVIN’s principals have been successful, over a relatively long period of time, in executing a venture capital/private equity investment strategy focused on Middle America. They have successfully implemented their investment strategy in four previous funds through AAVIN and its affiliates.  Several of AAVIN’s principals also have significant experience in the financial, strategic and operational aspects of building successful companies in the manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and other industries. As a group, AAVIN’s principals have cumulative investment and business development experience of over 145 years, and three of the principals have individual venture capital and private equity investment management experience of over 25 years each.  Together, AAVIN’s principals have managed private funds which have made investments in over 125 companies.  The principals have a long history of managing private funds which act as lead investors and provide significant value over the life of those investments.  The principals have been working together as a group for seven years, and several of the principals have worked together since the early 1980s.

AAVIN’s principals have managed four venture capital and private equity funds deploying the same investment strategy we will utilize.  Three of those funds are mature funds that have been completely or almost completely liquidated and the fourth still holds 15 of its 21 investments.  Each of these funds has generated cash-on-cash internal rates of return for their investors that were in the top quartile of their peers for funds established in the same year, as reported by Thomson One Banker—Private Equity.  Each of these funds has a distribution multiple (i.e., distributions relative to committed capital) that exceeded the average distribution multiples of similar funds formed in the same year.  In addition, three of these funds generated returns to investors greater than those that would have been earned by investing the same amounts at the same times in funds that matched the performance of the S&P 500, and the last two funds outperformed this metric by approximately 1,200 basis points, or 12%.  See “The Fund—The Principals’ Historic Investment Results,” including the description of the differences between the Fund and such other funds the Adviser’s principals have managed.

ICO / ICGA

Iowa Corn Opportunities, LLC, a wholly-owned subsidiary of the ICGA which serves as an investment vehicle for the ICGA, has provided the funding for the expenses of this offering to date.  ICO has funded approximately $625,000 of our offering and organizational expenses to date and received 54,438 of our Class A Units, representing 100% of the issued and outstanding Class A Units, in exchange for its investment at a price of $11.50 per unit.  ICO also holds a warrant to purchase up to an additional 119,565 Class A Units at a price of $11.50 per Unit, which warrant expires in August, 2010.  We have entered into a Trademark and Research License Agreement with the ICGA (the “ICGA Agreement”).  Under this agreement, the ICGA has licensed the use of its trademark to us and has granted us access to its industry research, contacts and membership.

Although the ICGA, through ICO, has funded our offering expenses to date and will permit us to contact its members in connection with this offering, neither the ICGA nor ICO is conducting or passing on the suitability or advisability of the offering, nor have either participated in the preparation of this Prospectus (excepting their respective review of the descriptions of them).  Moreover, the Fund’s board of directors (and not either of ICO or the ICGA) is responsible for our operations, and all of our investment decisions will be made solely by the Fund through the Adviser.  See “The Fund,” “Management” and “Certain Relationships and Related Transactions” below, and “Management of the Fund” in our SAI.

Investors in this offering must purchase the Membership Fee from the ICGA or other NCGA-affiliated state association.  See “Plan of Distribution—Requirements to Purchase Units” below.

Investment Focus

Consistent with our BDC limitations, we intend to make the majority of our investments in privately-held companies located primarily in the underserved Middle America region of the United States, including the states of Iowa, Colorado, Michigan, Wisconsin, Minnesota, Indiana, Ohio, Illinois, Missouri, Kansas, Nebraska, Kentucky, Texas, Tennessee and the Dakotas, with a concentration in the upper Midwest. The Fund will invest primarily in buy-out, recapitalization, late-stage growth and expansion-stage financings. The Fund may from time to time invest in portfolio companies at other stages of development and special situations when these investments meet the Fund’s return criteria. The Fund will focus on smaller investment opportunities—companies seeking less than $10 million in capital, with the majority of financings with companies seeking less than $5 million. The Fund will typically make initial investments of $1 to $5 million, and will target an average total investment per company of $3 to $4 million. The Adviser’s principals have extensive experience managing funds which invest in this niche and believe it involves less competition. The Fund seeks to partner with strong portfolio company management groups to help them build businesses through internal growth or acquisitions toward an exit strategy in an acceptable timeframe.

Investment Strategy

Our strategy, which has been successfully employed by the Adviser’s principals in private funds over an approximately 25-year period, will focus on the following:

● Underserved markets of Middle America– the states between the two major mountain ranges.  We believe this part of the country is underserved by private capital funds relative to the number of transactions that are available.  As a consequence, in the transactions on which AAVIN focuses, the pricing is often more attractive and the competition for transactions is relatively limited.  In our opinion, over the last few years, the upper Midwest and Middle America have seen a shrinking supply of venture capital.

● Lower middle market investments – companies typically seeking less than $5 million of financing.  We believe our strategy will allow us to generate favorable returns by building portfolio companies that attain total market capitalizations upon liquidity of $30 million to $100 million.  This strategy relies upon a disciplined approach to initial investment valuations and the small size of the total equity financing provided.  We anticipate making smaller investments at lower valuations than the industry average.

We intend to diversify our investments across portfolio companies in a variety of industries, including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agriculture-related products and services.  Under normal economic conditions, we also intend to allocate our investments among companies in the following stages of development:

●
40 to 60% of our assets will consist of buyout and recapitalization transactions (the “Buyout/Recap Stage”).  Companies in the Buyout/Recap Stage are established companies with a history of generating profit and cash flow.  These investments may be in subordinated debt, equity, or a combination of securities.  The Fund (possibly in concert with other investors) will usually (but not always) take a control position in these transactions, and Buyout/Recap Stage deals will often involve additional leverage beyond our investment.

●
40 to 60% of our assets will consist of later stage growth transactions (the “Later Stage Growth”).  Later Stage Growth companies have proven their ability to generate sales but may not yet be profitable or able to generate sufficient cash flow to fund their growth.  These investments will typically be in equity because these companies do not have the cash flow to service interest on debt investments.  Later Stage Growth companies must have a plan for achieving profitability within approximately two years.  We will usually take minority positions in these transactions.

 Over this framework, our Adviser will layer a series of best practices, including:

● Proprietary deal flow – AAVIN’s access to potential transactions means that we may often be the exclusive or only viable source for the majority of portfolio investments;
● Partnering with strong management teams;
● Collaborative decision making regarding all investments;
● Leadership roles and value-added participation with all portfolio companies;
● Effective transaction structuring and attractive terms – provisions necessary to protect investments and maximize returns;
● Dynamic portfolio construction – actively balancing the portfolio to take advantage of the current investment environment;
● Co-investment – leveraging AAVIN’s network of investment partners for deal sourcing and syndication;
● Leveraging a network of contacts in many industries, including the relationship with ICGA, to generate deal flow;
● Leveraging such network to assist in evaluating, growing, and exiting investments; and
● Identifiable exit strategies at time of investment.

See “The Fund” below and “Investment Objective and Policies” in our SAI.

Target Investment Securities

The following are the types of privately-issued securities in which we will primarily invest (the “Target Investment Securities”):

●
Preferred equity securities.  We will primarily invest in preferred equity securities of private companies.  Preferred securities, such as preferred stock, can help mitigate risks of venture investing by providing dilution protection and a preference if a portfolio company does liquidate, while at the same time offering the potential to participate in the portfolio company’s upside in, for example, an initial public offering.  Additionally, holders of preferred securities often receive preferential access to portfolio company operations and information by, for example, having the right to nominate members of the portfolio company’s board of directors.

●
Common equity securities.  In addition to preferred equity securities, we may invest in common equity securities of companies.  Common equity securities, such as common stock, typically entitle the holders to a proportionate share of a portfolio company’s profits, and are often subordinated to the rights of holders of preferred stock or debt.  Depending on the structure of a portfolio investment, we may also receive warrants to purchase additional shares of common stock from a portfolio company at a later time or upon the happening of specified events.

●
Debt instruments.  We may also invest in debt securities of companies.  Such debt instruments may be subordinate to the rights of a portfolio company’s senior lender, and may, contain equity conversion features or warrants to purchase equity securities.  Depending on the financing structure of the portfolio company, junior or mezzanine debt may allow the lender to receive a higher rate of interest and additional return potential through the combination of equity, warrants or stock options.

See “The Fund” below and “Investment Objective and Policies” in our SAI.

Corporate Information

Our offices are located at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, and our telephone number is (319) 366-0456.  See “The Fund” below and “Additional Information” in our SAI.

Classes of Units

We are offering two classes of Units in the Fund in this offering—Class A and Class B.  Class A Units are intended for retail investors and require an individual minimum investment of $25,000, whereas Class B Units are intended for institutional investors and require an individual minimum investment of at least $2,000,000.  We reserve the right to accept smaller subscriptions for both classes of Units.  The following table summarizes the chief differences between the two classes of Units.  You should carefully review the Units’ terms in our First Amended and Restated Operating Agreement to compare the two classes of Units, in addition to their descriptions elsewhere in this Prospectus.

Terms	Class A Units	Class B Units

Minimum purchase:	$25,000 (2,000 Class A Units)	$2,000,000 (160,000 Class B Units)
Funding of purchase:
Purchasers of Class A Units must fund 100% of their commitment upon subscribing for Class A Units and will not be obligated to contribute any additional capital to the Fund.  Cash contributions will be held with the Escrow Agent until the offering is closed.

Purchasers of Class B Units must fund 3% of their commitment upon subscribing for Class B Units.  Cash contributions will be held with the Escrow Agent until the offering is closed.  Thereafter, Class B Unit holders will be required to fund their pro-rata share of their remaining commitments when the Adviser issues a Funding Notice for Fund expenses and investments.

Defaults:	Not applicable.
Class B Unitholders failing to fund their capital calls within 10 days may be (i) charged interest on amounts not so funded, (ii) subject to forfeiture of all Class B Units held, (iii) required to sell their Class B Units, and/or (iv) repay distributions in excess of the proportion such defaulting Class B Unitholder has received bears to the cash contributions of holders of all classes of Units.

Timing of Unit issuances:	Purchasers of Class A Units will be issued the number of Class A Units equal to their cash contributed to the Fund at the time of purchase.	Purchasers of Class B Units will be issued the number of Class B Units equal to their capital commitment (not cash contributed) at the time of purchase.
Use of proceeds:
Capital contributions made by Class A Members will be used initially for the Fund’s Initial Investments, and then in combination with contributions by Class B Members for investments in the Target Investment Securities of Buyout/Recap Stage and Later Stage Growth companies.

Capital contributions made by Class B Members will primarily be used for the Fund’s investments in the Target Investment Securities of Buyout/Recap Stage and Later Stage Growth companies, and not the Fund’s Initial Investments.

Expenses:	Holders of Class A Units will bear the Fund’s expenses in proportion to the percentage of Units held.	Holders of Class B Units will bear the Fund’s expenses in proportion to the percentage of Units held.
Distributions:
Gains on Initial Investments will be distributed, net of the direct costs on those investments, to holders of Class A Units pro-rata based on such holders’ percentage of capital actually contributed to the Fund.

All other gains will be distributed, net of Fund expenses, to holders of Class A Units pro-rata based on such holders’ percentage of Units held.

Gains on Initial Investments will be distributed, net of the direct costs on those investments, to holders of Class B Units pro-rata based on such holders’ percentage of capital actually contributed to the Fund.

All other gains will be distributed, net of Fund expenses, to holders of Class B Units pro-rata based on such holders’ percentage of Units held.

THE OFFERING

Number of Units offered by us	5,360,000 Class A Units and 2,640,000 Class B Units. See “Plan of Distribution” below.

Minimum number of Units
Investors must purchase a minimum of 2,000 of our Class A Units or 160,000 of our Class B Units in this offering, but are not required to maintain any level of Unit ownership after this offering.  See “Plan of Distribution” below.

Class B Commitment Draw Down
Purchasers of Class A Units will fund their entire purchase at the time of their subscription.  Upon closing of the offering, purchasers of Class B Units must fund 3% of their aggregate commitment.  See “Description of Units” below.

Class B Commitment Period
Purchasers of Class B Units must fund capital calls made by the Fund within ten days for a period of six years from our commencement of operations (the “Investment Period”).  After the Investment Period, Class B Unitholders will be required to fund any remaining capital commitments for Fund investments in Target Investment Securities for which the Fund agreed to invest prior to the end of the Investment Period, for follow-on investments in existing portfolio companies, for Fund expenses and certain other matters.  See “Description of Units” below.

Plan of Distribution	__. See “Plan of Distribution” below.

Units outstanding after this offering	8,174,003 Units, assuming the sale of all 8,000,000 Units offered and the exercise by ICO of its warrant to purchase 119,565 additional Class A Units. See “Description of Units” below.

Use of proceeds
We intend to use the net proceeds of this offering to primarily invest in the Target Investment Securities of privately-held Buyout/Recap and Later Stage Growth companies operating in a variety of industries which are located primarily in Middle America.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in the Initial Investments, which include cash, treasury bills and similar liquid investments for projected initial investment needs and expenses, as well as debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments.  See “Use of Proceeds” below.

Limited life
We intend to deploy the assets raised in this offering in investments meeting our investment objective in a four to six year period, actively manage such investments, then harvest returns on those investments and make distributions to our unitholders.  We will structure portfolio company investments to remain outstanding for approximately five years, although the actual timing of investment returns will vary significantly.  In the event that we realize returns on investments in our first six years of operations, we will distribute any capital gains we achieve and may retain the principal for further investments in portfolio companies.  Any principal returned more than six years after the commencement of our investment activities will be distributed along with any net gains realized on those investments, provided that we may retain such portion of any principal we deem necessary to fund follow-on investments in our portfolio companies and our ongoing expenses.  We anticipate that we will wind up our operations within approximately 12 years.  We would wind up after we have sold all remaining portfolio company investments in one or more transactions, which would occur at the point our remaining asset level no longer justifies the cost of maintaining a public entity.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below.

Regulatory status
As of the date our registration statement, of which this Prospectus is a part, is declared effective, we will have elected to be regulated as a BDC under the 1940 Act.  See “Election to Be Regulated as a Business Development Company” and “Risk Factors—Risks Related to Our Operations” below.

Suitability and liquidity
The Fund is intended to operate similar to a traditional venture capital / private equity fund, to have a limited (ten to twelve year) term, and neither class of our Units will be listed on any stock exchange.  It is unlikely any market will develop for our Units and there will be limited liquidity.  Therefore, you should consider an investment in our Units as long term in nature and not purchase our Units if you believe you may need to sell them in the near term.

Our net asset value immediately following this offering will reflect reductions resulting from the sales load (placement agent discount) and the amount of the offering expenses paid, which will have a dilutive effect.  This will have a greater effect on investors expecting to sell their Units soon after completion of this offering.  We generally may not issue additional Units at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our Members and Board of Directors.  See “Net Asset Value” in our SAI.

Transferability
In order to maintain our partnership taxation status, we must restrict the number of our Units which may be transferred in any one fiscal year.  Furthermore, any proposed transfer of our securities is subject to the conditions and restrictions on transfer provided in our First Amended and Restated Limited Liability Company Agreement dated December 18, 2009 (the “Operating Agreement”).  See “Transferability” below.

Distributions
We will generally seek to distribute any current income generated by our Initial Investments (investments in other than our Target Investment Securities) on an annual basis.  In other respects, we will operate similar to a traditional venture capital firm, and will not make regular distributions to our unitholders.  We do not anticipate making any distributions other than from income on our Initial Investments until our portfolio experiences sufficient liquidity events to provide cash flow for our expenses and follow on investment obligations—which we anticipate will take at least four years from the time we close this offering.  See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Determining Distributions to Unitholders” below.

Income from our Initial Investments less the direct costs of those investments will be distributed to Members according to their capital contributions.  All other distributions net of Fund expenses will be distributed to Members pro rata according to the number of Units held.  See “Description of Units” below.

Taxation
As a limited liability company (“LLC”), we will elect to be taxed as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, we will not pay taxes at our company level, and our unitholders will instead be responsible for their proportionate share of our income and gains.  See “Certain U.S. Federal Income Tax Considerations” below.

Investment adviser
AAVIN Equity Advisors, LLC, a Delaware limited liability company registered as an investment adviser with the SEC under the Advisers Act, will serve as our investment adviser under the terms of an Investment Advisory Agreement (“Advisory Agreement”). See “Management” below and “Management of the Fund” in our SAI.

Fees
Pursuant to the Advisory Agreement, we will pay our Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee is equal to 2.5% of our total assets, which includes both capital contributed by Class A and Class B Unitholders and total capital commitments of the Class B Unitholders.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable annually in arrears and will equal (i) 100% of the excess of our net investment income for the year over an annual hurdle rate equal to 8.0%, up to 10.0% of our net managed assets (our total assets, less indebtedness and assets not invested according to our investment objective); and (ii) 20% of the excess of our net investment income for the year over an annual hurdle rate equal to 10.0% of our net managed assets.

The second part of the incentive fee, the capital gains fee, will only be paid after Members receive back their capital contributions, plus a cumulative return of 8% (the “Member Return”).  At that point, we will pay the Adviser a fee equal to (i) 20% of (a) our net realized capital gains on a cumulative basis from the commencement of our operations to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years.  See “Management —Advisory Agreement” below, which contains a discussion of our expenses, and “Management of the Fund Advisory Agreement Advisory Fees” in the SAI for examples of how incentive fees are calculated.

In addition to advisory fees paid to the Adviser, unitholders will annually pay other expenses, which will include administrative expenses; and in connection with this offering, unitholders will indirectly pay a sales load and other offering expenses.  See “Fees and Expenses” below.

ICGA
The ICGA, through ICO, has funded our organizational expenses and the expenses of this offering to date through the purchase of 54,348 Class A Units and holds a warrant to purchase an additional 119,565 Class A Units at a price of $11.50 per Unit.  We have entered into the ICGA Agreement under which the ICGA has licensed the use of its trademark to us and has granted us access to its industry research, contacts and membership, in exchange for an annual payment of 0.15% of our net asset value.  See “Certain Relationships and Related Transactions” below.

Each investor in this offering must pay the Membership Fee for $300 which will be collected by the Selling Parties.  See “Plan of Distribution—Requirements to Purchase Units” below.

Leverage	We will not issue any preferred equity and we otherwise do not intend to borrow money.

Qualifying Assets
Consistent with the requirements of the 1940 Act, at least 70% of our assets must consist of “qualifying assets.”  Generally, “qualifying assets” are assets relating to our operation as a BDC, securities purchased in private offerings from “eligible portfolio companies” and certain other companies specified by the 1940 Act, and securities purchased from eligible portfolio companies which have no market for such securities for which we own at least 60% of such company’s securities, cash, government securities and high quality debt.  No more than 30% of our assets may consist of non-qualifying assets at the time we acquire an asset.  See “Regulation—Qualifying Assets” below.

Anti-takeover provisions
Our Operating Agreement contains several provisions which limit your ability to change our management and which would operate to deter others from taking control of the Fund.  For example, we are not required to hold any unitholder meetings unless otherwise required by law.  A majority of our Directors may call a unitholder meeting, and unitholders holding at least 51% of our outstanding Units may call a meeting.  Furthermore, our Directors’ terms are unlimited and upon a Directorship’s vacancy, the remaining Directors are empowered to fill the vacancy, subject always to the 1940 Act requirement that a majority of our Directors be independent.  See “Certain Provisions of Our Operating Agreement and the Delaware Limited Liability Company Act” in our SAI.

Risk factors
Investing in our Units involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our Units.  In addition, we expect that our portfolio will consist primarily of securities issued by Buyout/Recap Stage and Late Stage Growth privately-held companies, which investments may involve a high degree of business and financial risk.  Furthermore, nearly all of our assets will consist of securities which are illiquid.  Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities we seek.  We do not intend to borrow funds to make our investments in portfolio companies.

We are also subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment.  See “Risk Factors” beginning on page 13 for a discussion of factors you should carefully consider before deciding whether to invest in our Units.

Available information
We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, as amended (the “Securities Act”), with respect to our Units offered by this Prospectus. The registration statement contains additional information about us and our Units being offered by this Prospectus. After completion of this offering, our Units will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will be required to file reports, proxy statements and other information with the SEC.  This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

We have also filed the registration statement with the states in which this offering is being registered, as discussed below under “Regulation—State Registration Matters.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Unitholder transaction expenses (as a percentage of offering price):
Sales load	%(1)
Membership Fee	1.20%(2)
Offering expenses	%(3)
Total unitholder transaction expenses paid by investors in this offering	%(1)
Annual expenses following this offering (as a percentage of net assets attributable to Units):
Base management fee payable under Advisory Agreement	%(4)
Incentive fees payable under Advisory Agreement	0.00%(5)
Other expenses	1.25%(6)
Total annual expenses	%

_____________

(1)
(2)
The percentage reflects the estimated per-Unit cost of the Membership Fee.  The percentage shown in the table is the $300 Membership Fee, as a percentage of the sale price ($12.50 per Unit) of 2,000 Units—the minimum number of Class A Units which must be purchased by an investor in this offering.  To the extent you purchase the minimum number of Class B Units (160,000), or more than the required minimum number of Units, this percentage would be smaller.

(3)
The percentage reflects the aggregate expenses of the offering, which include __, and are estimated to be $__.  The estimated offering expenses also consist of, among other things, professional and printing expenses.

(4)
The base management fee is equal to 2.5% of our “Gross Assets” (our total assets, including investments made with the proceeds of any borrowing, but not including any uninvested cash or cash equivalents resulting from borrowings).  In addition to capital contributions made by Class A and Class B Unitholders, our “Gross Assets” also includes all capital commitments of Class B Unitholders.  The base management fee will be paid monthly in arrears, and calculated based on the value of our assets as of the end of the month.  To the extent the Adviser receives fees from our portfolio companies for providing them with managerial assistance on our behalf as required under the 1940 Act, such fees will be offset against base management fees payable by the Fund to the Adviser.  See “Management of the Fund —Advisory Agreement — Advisory Fees” in the SAI.

The percentage shown in the table is the maximum percentage of our assets payable to our Adviser under the Advisory Agreement respecting the base management fee and assumes that upon the completion of this offering 100% of our cash is invested.  To the extent that any of cash is not invested, the percentage in the table would be lower.

(5)
We will pay our Adviser an incentive fee consisting of two components — an investment income fee and a capital gains fee. The investment income fee equals (i) 100% of the excess, if any, of our Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 8.0% of our Net Managed Assets, but which is less than 10.0% of our Net Managed Assets, and (ii) 20% of the excess, if any, of our Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 10.0% of our Net Managed Assets.  If our Pre-Incentive Fee Net Income does not exceed such annual hurdle rate, no investment income fee will be earned or paid.  For purposes of calculating the investment income fee, “Pre-Incentive Fee Net Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies accrued during the year, minus our operating expenses for such year (including the Base Management Fee, expenses payable by us, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred equity, if any, but excluding the incentive income fee); provided, however, “Pre-Incentive Fee Net Investment Income” does not include any interest income, dividend income, and any other income derived from our assets which are not invested in accordance with our investment objective.  No investment income fee will be earned or paid until the end of our first year of operations following the closing of this offering.  In the event we pay the Adviser an investment income fee based upon accrued income which is not actually received, such fees would be refunded by the Adviser.

The second part of the incentive fee, the capital gains fee, will only be paid after the Member Return has been made to our Members.  At that point, we will pay the Adviser any capital gains fee determined and payable in arrears as of the end of each fiscal year following the Member Return (or, upon termination of the Advisory Agreement, as of the termination date, provided the Member Return has been made), equal to (i) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the effective date of the Advisory Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years.

The percentage in the table is presented as a percentage of our net assets attributable to our Units, which includes the estimated net proceeds of this offering, plus assumed gains, less any debt and estimated expenses.  However, under the terms of the Advisory Agreement, we will pay our Adviser the capital gains fee based upon our “Pre-Incentive Fee Net Income,” that excludes offering proceeds that are not invested in accordance with our investment objective.  For purposes of the table, these excluded assets are included in our net assets attributable to our Units.

(6)
“Other expenses” includes our overhead expenses which are estimated for the current fiscal year, including payments to our transfer agent and legal and accounting expenses.  Additionally, “Other expenses” includes the annual payment to the ICGA of 0.15% of our net assets under the ICGA Agreement.  The holders of our Common Unit will indirectly bear the costs associated with these other expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Units.  These amounts are based upon the following assumed expenses expressed as a percentage of our net assets, as described in greater detail above, except as noted below: (i) a __% sales load, (ii) offering expenses for this offering of __%, (iii) a base management fee of __% payable to our Adviser, and (iv) overhead, transfer agent, administrative and other expenses of 1.25%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$__	$__	$__	$__

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  A 5% annual return will not require payment of an incentive fee to our Adviser based on Pre-Incentive Fee Net Income (discussed in footnote 3 above), and thus no income incentive fee is included in this example.  In addition, a 5% annual return will not require payment of a capital gains incentive fee to our Adviser, as we must first achieve the Member Return before and capital gains fees are payable.  To the extent we pay our Adviser a capital gains incentive fee, you would pay more expenses than reflected in the table above.  See “Management of the Fund—Advisory Agreement—Examples of Quarterly Incentive Fee Calculation” in the SAI for additional information concerning incentive fee calculations.

FORWARD-LOOKING STATEMENTS

The matters discussed in this Prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments and achieve certain levels of return.  In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans or objective will be achieved.  The forward-looking statements contained in this Prospectus include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	our informal relationships with third parties;
•	the dependence of our future success on the U.S. economy;
•	the ability of our portfolio companies to achieve their objectives;
•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;
•	our expected financings;
•	our regulatory structure;
•	our ability to operate as a business development company;
•	our ability to maintain the status of a regulated investment company;
•	the adequacy of our cash resources and working capital and our anticipated use of proceeds; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this Prospectus, please see the discussion under “Risk Factors.”  You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus.  The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

RISK FACTORS

An investment in our Units should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.

Risks Related to Our Operations

We are dependent upon our Adviser’s key personnel for our future success.

We depend on the diligence, expertise and business relationships of our Adviser’s personnel, who will evaluate, negotiate, structure, close and monitor our investments.  Our future success will depend on the continued service of the Adviser’s principals.  The departure of one or more of the Adviser’s principals could have a material adverse effect on our ability to achieve our investment objective and on the value of our Units.  We will rely on certain employees of the Adviser, especially Messrs. Thorp, Rhines, Hender, Kaalberg and Kölln, who will be devoting significant amounts of their time to non-Fund related activities of the Adviser and its affiliates. To the extent Messrs. Thorp, Rhines, Hender, Kaalberg and Kölln, and other employees of the Adviser, who are not committed to provide services exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our business, our performance may suffer and we may not achieve our investment objective.

There are likely to be substantial losses among our portfolio investments.

The investments that we will be making are highly speculative and subject to a number of risks.  As a result, we expect that a number of our portfolio companies will fail to meet their goals, resulting in a complete or partial loss of our investments in those companies.  In other funds managed by the Adviser, between 20% and 50% of portfolio companies have failed to repay the investments made in them.  If a greater number of portfolio companies do not return the investments we make in them, it would materially affect the value of our Units and the returns of our investors.

The total value of our portfolio investments is likely to fall in our early years of operations.

In a typical private equity portfolio, losses are realized before gains, and we do not expect the Fund’s results to differ.  In addition, our fees and expenses, such as those relating to our registration under the Exchange Act, will reduce our total assets for a number of years until we have sufficient current income from our investments to cover such expenses.  As a result, our total assets are likely to fall in our early years of operations.  This decline in assets could have a negative effect on the net asset value of our Units.

Our Adviser has no experience organizing or managing a BDC.

Although our Adviser has many years of experience managing private equity funds, our Adviser has no experience in establishing or managing a BDC (other than the experience of one of its principals).  BDCs must maintain their capital structures as provided in the 1940 Act, BDCs are restricted in the types of securities they may purchase, and BDCs must offer to provide a majority of their portfolio companies with significant managerial assistance.  The time required to establish or maintain a BDC could distract our Adviser from its other duties, including those related to our business.

Most of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors.  As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Pursuant to the requirements of the 1940 Act, substantially all of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors on a quarterly basis, and, as a result, there is uncertainty regarding the value of our portfolio investments.  Because there will typically be no readily ascertainable market value for the investments in our portfolio, our Board will determine in good faith the fair value of our investments pursuant to our valuation policy and a consistently applied valuation process.  See “The Fund—Investment Valuation” below.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we intend to make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has lost value, including where collection of a debt security or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value, where appropriate.

The types of factors that may be considered in fair value pricing of a potential investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments on its outstanding indebtedness, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors.  Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.  As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact our net asset value.

Our quarterly results will fluctuate.

We will experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on our debt investments or the distribution rates on the equity investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We have not identified specific private investments in which to invest all of the proceeds of this offering.

As of the date of this Prospectus, we have not identified or negotiated any specific private investments in which to invest the net proceeds of this offering.  While we may begin evaluating prospective investments prior to the closing of this offering, we will not commit to any specific investments before the closing of this offering.  As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of Units in this offering.

If our investments do not meet our performance expectations, you may not receive distributions.

We may not be able to achieve operating results that will allow us to pay distributions at a specific level or to increase the amount of these distributions from time to time.  Our investment strategy is primarily to seek gains on our investments, and not the generation of regular income to support regular distributions.  In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to pay distributions if we were to borrow money.  See “Regulation” below.  We cannot assure you that you will receive distributions at a particular level or at all.

It may take us a significant amount of time to fully invest the proceeds of this offering in the Target Investment Securities, and our Initial Investments are likely to generate lower rates of return.

Under normal economic conditions, it will take us four to six years to identify appropriate investments in a portfolio of 20 to 25 small privately-held companies.  Because this investment strategy takes additional time, we will hold a significant amount of our assets in the Initial Investments prior to investing in our target portfolio companies.  The Initial Investments are likely to generate lower rates of return than our target investments and will therefore lower our overall returns.  The longer it takes us to invest in the Target Investment Securities, the negative effect of holding our Initial Investments will be exacerbated.  See “Use of Proceeds.”

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We will be subject to federal, state and local laws and regulations and judicial and administrative decisions that will affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices.  If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations.  In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

The incentive fee payable to our Adviser may create other conflicting incentives.

The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement.  Our Adviser will receive an incentive fee based, in part, upon net realized capital gains on our investments.  Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains (but our Members must receive a return of their capital plus a cumulative 8% return on their investment before a capital gains fee is payable).  As a result, our Adviser may have an incentive to pursue investments that will result in capital gains compared to income-producing securities.

The investment income portion of the incentive fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred.  If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the investment income portion of the incentive fee will become uncollectible.  Our Adviser will not be required to reimburse us for any such incentive fee payments.

We may face conflicts of interest in our investing activities, and the investment activities performed by our Adviser for other funds may create conflicts of interest which are not in the best interest of us or our unitholders.

It is possible that, through the course of identifying and structuring potential investments, our Adviser may be presented with investment opportunities which could benefit certain investors in the portfolio company to the detriment of our unitholders.  Such other investors could include other funds managed by our Adviser.

      While our Adviser intends to allocate investment opportunities in a fair and equitable manner (i.e., pro-rata among its accounts) consistent with our investment objective and strategies, and in accordance with its written allocation procedures so that we will not be disadvantaged in relation to any other client, our Adviser’s services under the Advisory Agreement are not exclusive.  AAVIN is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as its services to us are not impaired by the provision of such services to others, and provided that the Adviser notifies us prior to agreeing to serve as investment adviser to another fund having a similar investment strategy.  In addition, the private funds managed by our Adviser may make investments similar to investments that we may pursue.  Accordingly, our Adviser may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our unitholders.

Our relationship with the ICGA may present conflicts of interest.

The ICGA, through ICO, has funded our organizational and offering expenses to date, has recommended persons to serve on our Board of Directors, and through the ICGA Agreement under which we will compensate ICGA, will provide us with ongoing services, including providing us with market research and coordinating access to its membership.  In addition, several of our board members are associated with the ICGA and investors in this offering must pay the Membership Fee as a condition to participating in this offering.  This relationship presents the risks that our Adviser could make investment decisions which directly or indirectly benefit the ICGA or its affiliates, or that we may be prohibited from making investments which otherwise would be in the best interests of our unitholders because of the 1940 Act provisions that limit direct or indirect transactions with our affiliates.  See “Management of the Fund—Conflicts of Interest” in our SAI.

As a BDC, we will be subject to limitations on our ability to engage in certain transactions with affiliates.

As a result of our intended election to be regulated as a BDC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC.  The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, such as ICO or the ICGA, (iv) our officers, directors and employees, and (v) our Adviser, among others, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors.   The 1940 Act also prohibits “joint” transactions with an affiliate or with other specified persons, which could include investments in a portfolio company which is also owned by an affiliate (whether at the same or different times), without prior approval of our independent directors.  If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

Following our intended election to be regulated as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  Generally, “qualifying assets” are (i) securities purchased in private offerings from (a) “eligible portfolio companies” or from affiliates of the eligible portfolio company, or (b) U.S.-organized companies which are not investment companies having a class of securities for which a broker may extend margin credit, if at the time of purchase, we own at least 50% of such company’s equity and debt securities, and we are one of the 20 largest holders of the company’s outstanding voting securities; (ii) securities of eligible portfolio companies which we control; (iii) securities purchased in private offerings from either a U.S.-organized company which is not an investment company with a class of securities for which a broker may extend margin credit or from an affiliate of such company, if the company is in reorganization, consummating a plan of reorganization or insolvent; (iv) securities purchased in private offerings from an eligible portfolio company if there is no market for such securities and if prior to such purchase we own at least 60% of the company’s outstanding equity securities; (v) securities received in exchange for or distributed on or with respect to the securities described in (i) through (iv) above or pursuant to the exercise of an option or warrant; (vi) cash, government securities or high-quality debt securities having maturities of one year or less; and (vii) our office furniture, real estate or leases, deferred organizational and operating expenses and our other noninvestment assets required for our operations as a BDC.

“Eligible portfolio companies” are generally companies which are organized in the United States, are not investment companies, and which either: (i) do not have securities for which a broker may extend margin credit, (ii) are controlled by a BDC or a group including a BDC, (iii) are solvent and have assets under $4 million and capital and surplus of at least $2 million, or (iv) (A) do not have a class of securities listed on a national securities exchange, or (B) have a class of securities listed on a national securities exchange, but have a market capitalization below $250,000,000.  See “Regulation—Qualifying Assets” below.

If, for example, we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make such an investment, or if we acquire securities from an issuer which otherwise meets the definition of an eligible portfolio company but we purchase the securities in a public offering, these acquired assets cannot be treated as “qualifying assets.”  The failure of an investment to meet the definition of a qualifying asset could preclude us from otherwise taking advantage of an investment opportunity we find attractive.  In addition, our failure to meet the BDC qualifying asset requirements could result in the loss of BDC status, which would significantly and adversely affect our business plan by, among other things, requiring us to register as a closed-end investment company.

We will operate in a competitive market for investment opportunities.

We will compete with public and private funds, individuals and family offices, commercial and investment banks and commercial financing companies to make investments.  Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us.  For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us.  Furthermore, most of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a result of our election to be regulated as a BDC.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of this offering or that are not consistent with our targeted investment characteristics.

Our portfolio may be concentrated in a limited number of portfolio companies.

We intend to make investments in a limited number of portfolio companies.  An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a more “diversified” company holding numerous investments.

Unrealized decreases in the value of investments in our portfolio may impact the value of our Units and may reduce our income available to pay distributions.

Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation.  Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to our investments whose market values or fair values have decreased.  This could result in realized losses in the future and ultimately in reductions of our income available for distributions in future periods.

We generally will not control our portfolio companies.

We do not expect to control the decision making in our portfolio companies, even though we may have board representation or board observation rights, and our debt or equity agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or equity investors.  Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may not have the funds to make additional investments in our portfolio companies.

After making an initial private investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase stock.  At the time we make an investment, we will reserve additional capital for follow-on investments in that portfolio company.  However, there is no assurance that we will make, or will have sufficient funds to make, follow-on investments.  In addition, we will be subject to limitations relating to our intended BDC status which may limit our ability to make additional investments in portfolio companies.  Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful business, or may reduce the expected yield on the investment.

We will be exposed to risks associated with changes in interest rates.

A significant portion of our Initial Investments will be in debt securities of private U.S. companies.  These investments will be subject to interest rate risks.  Generally, when market interest rates rise, the values of debt securities decline, and vice versa.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

If we issue preferred stock, it could increase the risk of investing in us.

We do not intend to issue preferred stock, nor do we intend to utilize leverage for investment purposes.  If we were to issue preferred stock, the costs associated with such securities, including offering costs and periodic distribution payments, would be borne entirely by holders of our Units.  Holders of preferred stock typically enjoy rights which are superior to the rights of holders of Units, such as superior rights to distributions and a preference in liquidation.  Accordingly, the interests of holders of any preferred stock that we may issue would not necessarily be aligned with the interests of holders of our Units.  In addition, incurring debt and/or issuing preferred stock, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities.

The internal controls over financial reporting we develop may not be adequate, and our independent auditors may not be able to certify as to their adequacy, which could have a significant and adverse effect on our business and reputation.

As required by law, we plan to design internal controls over financial reporting.  As a result, we expect to incur significant additional expenses in the near-term, which will negatively impact our financial performance and our ability to pay distributions.  This process also will result in a diversion of management’s time and attention.  We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner.  Beginning with our first fiscal year following the filing of our first annual report under the Exchange Act, our management will be required to report on our internal controls over financial reporting pursuant to Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 (“SOX”) and rules and regulations of the SEC thereunder.  We will then be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting.  There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses.

Risks Related to Investments in Smaller Private Companies

Our anticipated investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in a timely or advantageous manner.

We will primarily make investments in privately-held companies.  Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Adviser’s personnel to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies.  If our Adviser is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies.  In addition, our Adviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment.  Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously had recorded our investments.

Our investment strategy focuses on smallcompanies, which are subject to many risks, including volatility, intense competition, customer concentration and periodic downturns, and you could lose all or part of your investment.

We will invest primarily in small private companies, many of which may have narrow product lines, small market shares and rely heavily on a small number of key customers, all of which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns.  The revenues, income (or losses), and valuations of these companies can and often do fluctuate suddenly and dramatically.  Therefore, our portfolio companies may face considerably more risk of loss than do larger companies with greater resources.

We will make investments in small growth-stage portfolio companies, which may have limited operating histories and financial resources.

We expect that a portion of our portfolio will consist of investments in later stage-growth and expansion-stage privately-owned businesses, which may have relatively limited operating histories.  Compared to larger established or publicly-owned firms, these companies may be particularly vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete.  These businesses also may experience substantial variations in operating results.  They may face intense competition, including from companies with greater financial, technical and marketing resources.  Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation.  Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies.  We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, established companies with greater access to, and resources for, further development in these new technologies.  We may lose our entire investment in any or all of our portfolio companies.

Our portfolio companies must achieve growth to provide adequate returns to investors.

Our portfolio companies will be small companies that must grow to provide adequate investment returns.  The required growth may be difficult to achieve, both because of general economic conditions and reasons particular to the companies, including quality of management, actions of competitors, demand for their products or services, access to capital and other factors.  While our Adviser employs a rigorous process for evaluating our investments, it is difficult to accurately foresee and address all of the factors that may hinder a company’s growth.  If a portfolio company does not achieve its projected growth targets, it could adversely effect the value of our investment in that company.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in some instances to service the interest and principal payments on our investment.  Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development.  We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital.  It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns.  Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders.  Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in them.  We will typically retain the discretion to make any additional investments as our management determines.  The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments.  Moreover, additional investments may limit the number of companies in which we can make initial investments.  In determining whether to make an additional investment, our Adviser will exercise its business judgment and apply criteria similar to those used when making the initial investment.  We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt or equity investments during these periods.  Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments.  Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in investment income, net investment income and assets.  An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Our portfolio companies may not be able to service their debt.

A portfolio company’s ability to repay its debt (both to senior lenders and to us) will depend on its financial and operating performance and on its ability to successfully implement its business plan.  Our portfolio companies’ financial and operational performance will depend on numerous factors, many of which are beyond their control. An inability to service its debt or any breach of any loan covenants could result in a default under the portfolio company’s debt agreements, allowing a lender to accelerate the indebtedness, in which case the entire debt would become immediately due and payable. If this occurs, the portfolio company might not be able to repay its debt or borrow sufficient funds to refinance it, and its assets may be sold in foreclosure for less than the amount of the debt.  The risk that a portfolio company could default on its senior debt could directly impact the Fund’s investment in the portfolio company, as the portfolio company’s senior lender may foreclose on the company’s assets without our consent, thereby significantly reducing our ability to recover our investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we intend to invest usually will have, or may be permitted to incur, debt that ranks senior to our investments, which may include debt investments.  As a result, payments on such securities may have to be made before we receive any payments on our investments.  For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt.  In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment.  After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us.  In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the portfolio company.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price.  As a result, we may suffer losses.

We generally expect to invest in equity and debt securities with terms of one to five years and hold such investments until maturity.  We expect to invest in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell these investments when desired.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments.  As a result, we do not expect to achieve liquidity in our investments in the near-term.  However, to maintain our intended election to be regulated as a BDC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.  Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments.  The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Acts of terrorism may adversely affect our portfolio companies and us.

The value of our Units and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq; and other geopolitical events, including an upheaval in the Middle East or other regions.  Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.  Such events may also adversely affect our business and financial condition by, for example, impeding the operational capabilities of our portfolio companies, or reducing demand for our portfolio companies’ products.

Risks Related to this Offering

There is no public market for our Units, and we cannot assure you that the value of our Units will not decline following this offering.

There is no public trading market for our Units, and we do not expect that one will develop or be sustained after this offering.  We cannot predict the prices at which our Units will trade, if a secondary market does materialize.  The initial public offering price for our Units has been determined by us and may not bear any relationship to the price at which it might trade after this offering commences or to any other established criteria of our value.  Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts (sales loads) and related offering expenses.  In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values, and our Units may also be discounted in any secondary market.  This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per Common Unit may decline.  If our Units are traded, we cannot predict whether our Units will trade above, at or below our net asset value.  The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell Units purchased in this offering soon after the offering.

The value of our Units may be volatile and may decrease substantially.

We do not intend to list our Units on any securities exchange, but to the extent our Units are traded, the value of our Units following this offering may fluctuate substantially.  The price of the Units that will prevail in any secondary market after this offering may be higher or lower than the price you pay, and the liquidity of our Units may be further limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include the following:

●	changes in the value of our portfolio of investments;
●	our inability to deploy or invest our capital;
●	fluctuations in interest rates;
●	any shortfall in revenue or net income, any increase in losses or decreases in gains from levels expected by investors or securities analysts;
●	operating performance of companies comparable to us;
●	changes in regulatory policies or tax guidelines with respect to LLCs or BDCs;
●	losing BDC status;
●	actual or anticipated changes in our earnings or fluctuations in our operating results;

●	general economic conditions and trends; or
●	departures of key personnel.

Investing in our Units may involve a high degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our Units may not be suitable for investors with lower risk tolerance.

The current state of the economy and financial markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

The second half of 2008 and 2009 have presented unprecedented global economic events.  In the U.S., the federal government has bailed out banks and insurance companies, has agreed to purchase up to $700 billion of non-performing assets from financial institutions, guaranteed assets in money market accounts, and implemented numerous other measures designed to add stability to the financial system.  Other countries have similarly undertaken significant measures to restore order to their financial systems and markets.

Furthermore, as of the date of this Prospectus, the state of the economy in the U.S. and abroad continues in what many believe is a long-term recession. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in early October 2008 and the American Recovery and Reinvestment Act of 2009 in February 2009. In addition, the stock market has experienced extreme volatility during this period. These events have significantly constrained the availability of debt and equity capital for the market as a whole, and certain sectors in particular. These and other events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses. The turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to operating companies in the future on favorable terms, or at all.

In the event that the U.S. economy remains in a protracted period of weakness, it is possible that the results of some of the companies in which we intend to invest could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. In addition, the end markets for certain of our targeted portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We can provide no assurance that the performance of certain of our targeted portfolio companies will not be negatively impacted by economic or other conditions, which could have a negative impact on our future results.

In addition, the federal government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets, including the extreme levels of volatility experienced over the last year. Such continued volatility could materially and adversely affect our financial condition, the performance of our investments and the value of our Units.

As of the date of this Prospectus, we cannot know the extent to which the current economic slowdown or global financial system turmoil will continue, nor can we know what effects such events in the future will have on the value of our Units or the performance of our portfolio companies.

Provisions of our Operating Agreement could deter takeover attempts and have an adverse impact on the price of our Units.

The Delaware Limited Liability Company Act, our Operating Agreement and our bylaws (“Bylaws”) contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of the Fund, and our incumbent Directors may not be removed by our unitholders.  In addition, our Board of Directors may, without unitholder action, authorize the issuance of units in one or more classes or series, including preferred units.  See “Description of Units” below.  Subject to compliance with the 1940 Act, our Board of Directors may, without unitholder action, amend our Operating Agreement to issue preferred equity of any class or series.  The existence of these provisions, among others, may have a negative impact on the value of our Units and may discourage third-party bids for ownership of the Fund.  These provisions may prevent any premiums being offered to you for our Units.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

We intend to elect to be regulated as a BDC under the 1940 Act as of the date our registration statement, of which this Prospectus is a part, becomes effective. There can be no assurance that we will be successful in maintaining our status as a BDC.

Investment Reporting

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our Board of Directors.  See “The Fund—Investment Valuation” below.  Subsequent changes in these values will be reported through our statement of operations under the caption of “unrealized appreciation (depreciation) on investments.”  See “Regulation—Determination of Net Asset Value” below.

Distributions Policy

We intend, subject to adjustment in the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as cash, less current or anticipated operating expenses and amounts reserved for anticipated follow-on investments in portfolio companies, except that we intend to re-invest any principal invested and returned in accordance with our investment objective in our first six years of operations.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Distributions Distributed to Unitholders” below.

Exemptive Relief

We, our Adviser and its affiliated fund intend to apply with the SEC for exemptive relief to permit the Adviser, us and our and their respective affiliates to take certain actions that otherwise would be prohibited by the 1940 Act (the “Exemptive Application”).  We cannot guarantee that any such relief will be granted by the SEC.  Unless and until we obtain an exemptive order, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, and will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives, among other factors.  As a result of one or more of these situations, we may not be able to invest as much or as quickly as we otherwise would in certain investments and may not have as much control over the investments we do make because our Adviser will be placing less total capital in our portfolio company investments.

PLAN OF DISTRIBUTION

Requirements to Purchase Units

In order to purchase our Units in this offering, you must deliver to the Selling Party an executed subscription agreement, a form of which is filed as an exhibit to our registration statement, prior to _____, unless we extend the offering period.  The subscription agreement confirms the size of your purchase and contains important terms respecting this offering.  For purchasers of Class B Units, the subscription agreement contains the purchaser’s undertaking to fund its capital commitment within ten days throughout the Investment Period and beyond.  You should read the subscription agreement carefully and retain a copy for your records.

In addition, each investor must pay the Membership Fee—which covers an estimated five year membership in the ICGA or state corn growers’ association (which is a member of the NCGA) in the state in which the investor resides, or an extension of such memberships.  All such state association membership fees automatically include membership in the NCGA.  Such membership or membership extension will be purchased by the payment of a $300 fee per investor which will be collected by the Selling Parties.  The ICGA will receive such Membership Fee and will do one of the following: (i) if the investor is an Iowa resident, purchase a membership for the investor in the ICGA for either three years or extend such investor’s existing ICGA membership, (ii) if the investor is a resident of a different state, the ICGA will purchase a membership in that state’s NCGA-affiliated association for the number of years such fee will cover, or (iii) if the investor is a resident of a state which does not have an NCGA-affiliated association, the ICGA will purchase an ICGA membership for such investor.  The ICGA will purchase as many years’ membership as possible with the $300 amount, and to the extent the applicable state association membership does not cost the entire $300, the ICGA will retain the balance in consideration of its membership processing services.

Size of the Offering; Escrow

The Selling Agents will offer our Units on a best efforts basis.  We have determined that we will not effect this offering unless and until we have received subscriptions for at least 3,200,000 Units (the “Minimum Offering”), though we reserve the right to terminate this offering at any time or increase the Minimum Offering.  Individual investors must purchase at least 2,000 Class A Units or 160,000 Class B Units in this offering, though we reserve the right to accept subscriptions for fewer Units in our discretion.

The offering will terminate on ___, unless we elect to extend the offering period.  Until we effect, or close, this offering, all subscription materials, such as subscription agreements and funds to purchase Units, will be deposited with the Escrow Agent.  Under the terms of our Escrow Agreement with Escrow Agent, the Escrow Agent will not release to us subscriptions for Units or funds until we advise Escrow Agent in writing that we intend to effect the offering.  All interest earned on funds held in escrow will be remitted to investors, regardless of whether the offering is effected.  If and when we do effect the offering, Units will be issued to all subscribers as of that date, and the Escrow Agent will disburse subscription agreements and proceeds to us, less commissions owing to the Selling Agents.

Commissions and Discounts

The minimum and maximum amounts shown in the table below reflect the minimum and maximum size of the offering the Fund will effect.  The minimum investment permitted by an investor is 2,000 Class A Units or 160,000 Class B Units, which minimums may be reduced in our discretion.  Investors who are members of the ICGA before their payment of the Membership Fee will pay __ the Selling Agent a commission of __% per Unit.  Investors who are not members of the ICGA prior to payment of the Membership Fee will pay the Selling Agent a commission of __% per Unit.

The total amount of the sales load in the following table is calculated based upon a __% sales load, assuming that all of the Units are sold to investors who are not members of the ICGA prior to the payment of the Membership Fee.  If we sold all of our Units to persons who are members of the ICGA prior to the payment of the Membership Fee, the per Unit sales load would be $0. __, and the total sales load would be $__.  The aggregate expenses of the offering, which include professional fees and printing expenses, are estimated to be $__, which represents approximately $0. __ per Unit issued.  The “Per Unit” and “Total” amount of proceeds shown in the following table have been reduced by the amount of these expenses.  The following table does not reflect the cost of the Membership Fee, and its terms include the sale of either class of our Units, regardless of the percentage of each class sold in this offering.

	Per Unit (Minimum)		Total Minimum		Per Unit (Maximum)		Total Maximum
Public Offering Price…………………………		$12.50		$40,000,000		$12.50		$100,000,000
Sales Load.....…………………………………	$	__	$	__	$	__	$	__
Net Proceeds to us.....………………………...	$	__	$	__	$	__	$	__

Investors must purchase a minimum of 2,000 of our Class A Units or 160,000 of our Class B Units in this offering.  Investors are not, however, required to maintain any level of Unit ownership after this offering.

Listing; Price Stabilization

We will not list our Units on any exchange and no Selling Agent will make a market in our Units.  Similarly, we do not expect any Selling Agents to engage in any price stabilization activities.

Indemnification

We have agreed to indemnify the Selling Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Selling Agents may be required to make in respect of those liabilities.  The Selling Agents are offering the Units on a best-efforts basis, subject to approval of legal matters by their counsel, including the validity of the Units, and other conditions contained in our principal placement agent agreements.  The Selling Agents are not obligated to sell any of our Units and reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Related Party Transactions and Conflicts of Interest

Certain of the Selling Agents and their affiliates may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Adviser, or its affiliates (collectively, the “Affiliates”) or our portfolio companies for which they will be entitled to receive separate fees.  After the offering period, the Selling Agents or their respective affiliates may trade in our securities.  After the offering period, the Selling Agents and their respective affiliates may also trade in securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to our portfolio companies.

We may purchase securities of third parties from some of the Selling Agents or their respective affiliates after the offering.  However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities.  We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities, in addition to complying with the 1940 Act.

The names and principal business addresses of the Selling Agents are:

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
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USE OF PROCEEDS

The net proceeds from the sale of our Units in this offering (assuming the price per unit set forth on the front cover of this Prospectus) will be approximately $__ million after deducting both the sales load and offering expenses, totaling approximately $__, paid by us.  The amount of the sales load is based upon a Placement Agent fee of __% per unit.  However, the sales load is __% per unit for Units sold to persons who are members of the ICGA (before payment of any Membership Fee).  To the extent we sell all of the Units to persons who are members of the ICGA prior to the payment of any Membership Fee, our net proceeds from this offering would be higher, up to a maximum of approximately $__ million.

We will primarily invest the net proceeds of this offering in the Target Investment Securities of privately-held companies having revenues up to $50 million annually.  Our investments will be made according to the following nonfundamental investment policies which have been adopted by our Board of Directors:

● Consistent with our BDC limitations, under normal economic conditions, we intend to invest 50% to 80% of our assets in the upper Midwest region of the United States.

● Under normal economic conditions, we intend to invest 40% to 60% of our assets in Buyout/Recap Stage portfolio companies, and 40% to 60% of our assets in Later Stage Growth portfolio companies.

● Under normal circumstances and subject to our BDC limitations, we intend to invest up to 100% of our portfolio in restricted securities purchased directly from issuers, all of which may be illiquid securities.  We intend to invest primarily in preferred equity securities, but may also invest from time to time in (i) debt securities such as senior debt, subordinated junior and mezzanine debentures and other non-secured debt or convertible debentures and/or (ii) common equity securities, such as common stock.

● Under normal circumstances and subject to BDC limitations, we will not invest more than 25% of our total assets in the securities of any single issuer.

● We will invest in companies operating in a variety of industries, including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agricultural-related products and services.  Not all of these industries will be represented in the Fund and we may identify investment opportunities in other sectors, but under normal circumstances we will not invest more than 25% of our total assets in any single industry subsector, as classified by the 2007 North American Industry Classification System (NAICS) issued by the U.S. Census Bureau.

We anticipate that substantially all of the net proceeds of this offering will be invested or reserved for investment, as described above, within four to six years after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds.  We intend to reserve such amounts as we deem necessary for follow-on investments in that portfolio company to meet later needs of that company.  Some of these additional financings may continue for a number of years after our initial investment in a portfolio company.  We have not allocated any portion of the net proceeds of this offering to any particular private investment.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in the Initial Investments, which will include cash, treasury bills and similar liquid investments for projected initial investment needs and expenses, as well as debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments.  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act within two years of the closing of this offering.

CAPITALIZATION

The following table sets forth unaudited information respecting (i) our actual capitalization as of November 30, 2009, (ii) our capitalization adjusted to reflect the issuance of 119,565 Class A Units to ICO at a price of $11.50 per Unit pursuant to a warrant, and (iii) our capitalization as adjusted to reflect the issuance and sale of 4,800,000 of our Units offered hereby at the price per unit set forth on the front cover of this Prospectus, less an assumed sales load and offering expenses payable by us.  You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in our registration statement.

Actual November 30, 2009	As Adjusted	As further adjusted

Net Assets Applicable to Units Consist of
Warrant, no par value, to purchase up to 119,565 Class A Units		$--		$1,375,000	$	__
Class A Units, 54,348 Class A Units issued and outstanding actual, 173,913 Class A Units issued and outstanding as adjusted, 4,973,913 Units issued and outstanding as further adjusted		625,002		2,000,000		62,000,000
Additional paid-in capital
Net assets applicable to Units	$	__	$	__	$	__

DILUTION

Our net asset value as of November 30, 2009 was $123,258, or $0.44 per Unit.  Net asset value per Unit represents the amount of our total assets minus our total liabilities, divided by the 54,348 Class A Units that were outstanding on November 30, 2009.

After giving effect to the sale of 4,800,000 Units in this offering at an assumed initial public offering price of $12.50 per unit, in addition to the exercise by ICO of its warrant to purchase an additional 119,565 Class A Units in this offering at a price of $11.50 a Unit, deducting an assumed sales load and estimated offering expenses payable by us, our net assets as of November 30, 2009 would have been approximately $__, or $__ per Unit.  This represents an immediate increase in net asset value of $__ per Unit to our existing unitholders and an immediate dilution of $__ per Unit to new investors who purchase Units in this offering at the assumed initial public offering price.  The following table shows this immediate per Unit dilution:

Assumed initial public offering price per Common Unit		$12.50 (1)
Net asset value per Unit as of November 30, 2009, before giving effect to this offering	$	__
Increase in net asset value per Unit attributable to investors in this offering	$	__
Net asset value per Unit after this offering	$	__
Dilution per Unit to new investors	$	__
(1) Except for the 119,565 Class A Units ICO would purchase at $11.50 per Unit by exercising its warrant.

TRANSFERABILITY

The Units issued in this offering will be subject to three types of limitations upon their transferability by purchasers in this offering: the Code, our Operating Agreement and applicable state law.  Purchasers of Units should be aware that because of these limitations, the Units are not liquid securities and accordingly purchasers may be required to hold them for a considerable period of time.  The following summary of such limitations applies equally to both classes of our Units.

Code Limitations

The Fund is organized as a Delaware limited liability company and has elected to be taxed as a partnership for federal income tax purposes.  As such, the Code limits the number of Units which may be transferred in any fiscal year to 2.0% of our outstanding Units.  If more than 2.0% of our Units are transferred in a fiscal year, we would be treated as a publicly-traded partnership (“PTP”) under the Code and would be accordingly taxed as a corporation.  The Code does provide that certain transfers are not included in the 2% limitation, such as:

●
A transfer in which the basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Code Section 732.

●	A transfer at death, including transfers from an estate or testamentary trust.
●
A transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.

●	A transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.
●
One or more transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2% of the total outstanding Units.

●	A transfer by one or more Members of Units representing in aggregate 50% or more of the total Units in one transaction or a series of related transactions.

The foregoing list does not provide all of the exceptions to the PTP limitations.  See “Federal Income Tax Aspects— Fund Status—Publicly Traded Partnership” below.

Operating Agreement Limitations

In addition to the PTP limitations discussed above, Members wishing to transfer Units must also comply with the terms of our Operating Agreement.  Any purported transfers not meeting the conditions of the Operating Agreement are null and void, and any such transferor and transferee must indemnify the Fund and the other Members for any costs associated with a purported transfer which does not meet the requirements of the Operating Agreement.  The provisions of the Operating Agreement which apply to proposed transfers are as follows:

●
The Board of Directors retains the sole discretion to admit any person as a Member of the Fund.  A Member may not transfer any of his or her Units in whole or in part to any Person, except by last will and testament or by operation of law, or as provided in the Operating Agreement.

●
A transferee that acquires a Unit or Units by operation of law in accordance with the Operating Agreement will be entitled to the allocations and distributions allocable to Units so acquired and to transfer such Units in accordance with the Operating Agreement.

●
A Member affecting a transfer approved by the Board of Directors and its transferee shall pay all expenses, including attorneys’ and accountants’ fees incurred by the Fund in connection with the transfer.

●	Transferees must execute a signature page to the Operating Agreement and such other instruments as the Board of Directors may require.
●	Transfers otherwise satisfying all conditions of the Operating Agreement are not effective until reflected in the books and records of the Fund.
●	Proposed transferees must provide the Fund with such tax and other information as the Board of Directors may require.
●
The Board of Directors may require a transferring Member to provide the Fund with an opinion of counsel that a proposed transfer would not (i) violate any applicable federal or state law respecting the registration or resale of securities, or (ii) cause the Fund to be taxed as a corporation.

●
Profits, losses and all other items attributable to transferred Units for the fiscal year in which the Units are transferred are divided and allocated between the transferor and the transferee by taking into account their interests during the fiscal year in accordance with Code Section 706(d), using any conventions permitted by law and as established by the Board in our Unit

Transfer Policy. Generally, all distributions on or before the date of such transfer will be made to the transferor, and all distributions thereafter will be made to the transferee.
●
Solely for purposes of making allocations and distributions, the Fund will recognize a transfer to be effective not later than the first day of the quarter following the quarter in which all documents to effectuate the transfer have been executed and delivered to the Fund, subject to the terms of the Unit Transfer Policy.

●
Unless and until a transferee is a permitted transferee and such transferee is admitted as a Substitute Member under Section 4.1(i) of the Operating Agreement, the proposed transferee will have no interest in the Fund and will not be treated as a Member for purpose of any distribution, the allocation of profits or losses, the voting of Units or for any other purpose.

●	Members may not transfer Units on an established securities market or a secondary market (or the substantial equivalent of those markets) within the meaning of Code Section 7704(b).
●
Acquisitions of Units will be deemed to be a representation and warranty to the Fund and the other Members that the acquisition is made as principal for the Unit holder’s own account and not for resale or distribution of the Units to others in violation of securities laws as determined by the Fund and its counsel.

In addition, any transfers which would (i) cause the Fund to dissolve or wind up, (ii) cause the Fund to lose its partnership taxation status, (iii) violate federal or state securities laws, (iv) cause the Fund to be treated as a PTP, or (v) terminate the Fund for federal income tax purposes, are prohibited under the Operating Agreement.

State Law Limitations

It is possible the laws of some states may restrict or impose conditions upon the resale of any Units purchased in this offering.  As discussed above under “Operating Agreement Limitations,” the Fund may require a transferring Member to provide an opinion of counsel that a proposed transfer does not violate any such securities laws.  The Fund does not undertake to determine whether any resale of Units would comply with applicable law.  Most states provide exemptions from their registration requirements for individual resales.  For example, many states exempt resale transactions by persons other than the issuer which are “isolated,” and many states exempt specified transactions through registered brokers.  We believe that most resales will comply with applicable exemptions under state law, but we cannot not assure purchasers that state law will not restrict a proposed resale transaction.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this Prospectus. In addition to historical information, the following discussion and other parts of this Prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this Prospectus.

Overview

We intend to invest primarily in the Target Investment Securities of small, privately-held and micro-cap companies located primarily in the upper Midwest.  We intend to elect to be regulated as a BDC under the 1940 Act.  Following our election to be regulated as a BDC, we will be subject to numerous regulations and restrictions.

We intend to operate like a traditional venture capital / private equity firm, and accordingly it will take us longer to identify appropriate investments meeting our criteria than most publicly-held funds.  We therefore anticipate that it will take us four to six years to fully invest in our target portfolio of 20 to 25 small privately-held companies.  Over the ensuing years and until final liquidation of the portfolio, the Fund will likely make additional follow-on investments in some existing portfolio companies but we do not anticipate making new investments in new companies more than six years after we commence our investment activities.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in the Initial Investments, which will consist of (i) cash, treasury bills and similar liquid investments for projected initial investment needs and expenses, and (ii) consistent with BDC requirements, debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments.  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act within two years of the closing of this offering.

Once all of our portfolio company investments are harvested and any net gains are distributed to our Members, which we estimate will take at least 10 to 12 years, we will wind up our operations.  We may determine to wind up our affairs by selling a small number of remaining investments in one or more transactions to a third party if we determine that the expense associated with a public vehicle outweighs any benefit of continuing to hold a small number of portfolio investments.

Critical Accounting Policies

The financial statements included in this Prospectus are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions.  Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments.  While our critical accounting policies are discussed below, Note 2 in the notes to our financial statements included in this Prospectus provides more detailed disclosure of all of our significant accounting policies.

Valuation of Portfolio Investments

The Fund intends to invest primarily in illiquid securities that generally will be subject to restrictions on resale, will have no established trading market and will be valued no more frequently than on a quarterly basis.  Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale.  Because of the inherent uncertainty of valuation, the fair values of such investments, which will be determined in accordance with procedures approved by our Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments.  See “Net Asset Value” in the SAI.

Interest and Fee Income Recognition

Interest income will be recorded on an accrual basis to the extent that such amounts are expected to be collected.  When investing in instruments with an original issue discount or payment-in-kind (“PIK”) interest, the Fund will accrue interest income during the life of the investment, although the Fund will not necessarily be receiving cash as the interest is accrued.  Commitment and facility fees generally will be recognized as income over the life of the underlying loan for generally accepted accounting principal purposes and recognized immediately for tax purposes, whereas due diligence, structuring, transaction, service, consulting and management service fees for services rendered to portfolio companies generally will be recognized as income when services are rendered.

Distributions to unitholders

The characterization of dividends paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

Portfolio and Investment Activity

We were formed as a Delaware LLC on March 22, 2009 and merged with Zea Capital Fund, Inc., a Maryland corporation, on August 13, 2009, with Zea Capital Fund, LLC the surviving merger party.  As of the date of this Prospectus, we have not commenced any investment activities, which we intend to commence upon receipt of the proceeds of this offering.  See “Use of Proceeds.”  Our investments are generally expected to range between $1 million and $5 million per investment with most initial investments between $2 million and $4 million, although investment sizes may be smaller or larger than this targeted range.  We currently expect our debt investments generally to have a term of 1 to 5 years and to bear interest at either a fixed or floating rate.

Results of Operations

Distributions Received from Investments

We intend to generate revenues in the form of interest on the debt investments that we will hold, and in the form of capital gains and dividends on dividend-paying equity securities, warrants, options, or other equity interests that we will acquire in our portfolio companies.  In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt.  In some cases, we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt.  The amortization of principal on our debt investments may be deferred until maturity.  We also expect to generate revenue from time to time in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees from our portfolio companies.

Expenses

As an externally managed investment company, our operating expenses will consist primarily of the advisory fee and other administrative operating expenses.  Expenses during the period from March 22, 2009 through ____ totaled $_____.  This amount consisted mainly of organizational, pre-offering and general and administrative expenses.  We had no tax expense during the period from March 22, 2009 through _______.

Determining Distributions to Unitholders

We expect that our portfolio will generate cash flow to us in the form of interest, dividends, gain and return of capital. Capital returned during our first six years may be reinvested in accordance with our investment objective.  During that period, we will distribute gains on Initial Investments, net of the direct costs of those investments, to Unitholders pro rata according to the amount of capital contributed to the Fund.  When our Board of Directors determines the amount of any other distributions we expect to pay our unitholders, it will review amounts generated by our investments, less our total expenses, and such distributions will be made to Unitholders according to the number of Units held.

The total amounts generated by our investments will consist of both income and return of capital, as we expect to invest in some entities generating distributions to us that include a return of capital component for accounting and tax purposes on our books.  The total income received from our investments will include the amount received by us as cash distributions from equity investments, PIK distributions, and dividend and interest payments.  Our total expenses will include current or anticipated operating expenses, and total leverage costs, if any.  Our Board of Directors will review our cash position quarterly, and may approve distributions from time to time as cash is available.  We expect that there will be significant variability in distributions from quarter to quarter, and that we will not make any distributions in most quarters.  See “Certain U.S. Federal Income Tax Considerations—Taxation for U.S. Unitholders” below.

Liquidity and Capital Resources

Borrowings

We will not issue any preferred equity and we otherwise do not intend to borrow money. In the event that we do so borrow, we would expect to be subject to various customary covenants and restrictions on our operations, such as covenants which would (i) require us to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth, and/or (ii) restrict our ability to incur liens, additional debt, merge or sell assets, make certain investments and/or distributions or engage in transactions with affiliates.

Contractual Obligations

We have entered into the Advisory Agreement with our Adviser pursuant to which our Adviser has agreed to serve as our investment adviser in exchange for the consideration set forth therein, and furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies.  See “Management —Advisory Agreement.”  Payments under the Advisory Agreement in future periods will consist of: (i) a base management fee based on a percentage of the value of our managed assets, and (ii) an incentive fee, based on our investment income and our net capital gains.  The Advisory Agreement may be terminated: (i) by us without penalty upon not more than 60 days written notice to the Adviser, or (ii) by the Adviser without penalty upon not less than 60 days written notice to us.  Our Adviser, and not us, pays the compensation and allocable routine overhead expenses of all investment professionals of its staff.  See “Management— Management Fees.”

We have also entered into the ICGA Agreement with the ICGA.  Under this agreement, the ICGA has agreed to (i) license the ICGA name and logo to us for use in our business, (ii) provide us ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  We will pay ICGA a royalty fee equal to 0.15% of our net assets annually for these services.  The initial term of the ICGA Agreement extends for one year from the date we receive proceeds from this public offering and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

Other than the Advisory Agreement with our Adviser and the ICGA Agreement, we do not have any off-balance sheet arrangement that has or is reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Quantitative and Qualitative Disclosure About Market Risk

In addition to the market risks our portfolio companies face which may affect their ability to repay their obligations to us, as discussed elsewhere in this Prospectus, our business activities will contain elements of market risk.  We consider changes in interest rates to be a market risk with respect to any debt investments we may make.  We consider the management of risk essential to conducting our business.  Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.  In addition to our ability to evaluate risks, our investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

THE FUND

We are an externally managed, non-diversified closed-end management investment company that will have, as of the date our registration statement is declared effective, elected to be regulated as a BDC under the 1940 Act.

Our Adviser

We are managed by AAVIN, which is registered as an investment adviser with the SEC.  AAVIN has a staff of seven and its principal office is located in Cedar Rapids, Iowa.  Together with its affiliates, AAVIN had approximately $58 million under management as of June 30, 2009.

Portfolio Managers

AAVIN’s principals, James Thorp, Paul Rhines, Eric Hender, Kirk Kaalberg and Thies Kölln (the “Principals”) will be responsible for the day-to-day management of our investment portfolio.  Fund investment decisions will require the approval of a majority of the Principals.  The Principals, as a group, have over 145 years of cumulative investment and business development experience. Three of the Principals have individual venture capital/private equity investment management experience of over 25 years each.  In four previous funds, the Principals have been successful in executing a venture and private equity investment strategy focused on Middle America.  In addition to private equity investment experience, the Principals have extensive financial, strategic and operational experience building successful companies in manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and other industries.  The Principals have been working together as a group for seven years and most of them have worked together since the early 1980s.  Below are the Principals’ biographies.

James D. Thorp

Mr. Thorp has over 25 years of private equity and venture capital investment experience. Mr. Thorp is the Managing Partner of AAVIN, which established and manages AAVIN Equity Partners I, LP (“AAVIN I”), a $47 million Small Business Investment Company (“SBIC”).  Mr. Thorp co-founded AAVIN, which specializes in private equity and venture capital, in 1999.  Prior to AAVIN, he served for ten years in various investment management positions progressing to the level of Principal with Allsop Venture Partners (“Allsop”), a private equity and venture capital firm, and for six years Mr. Thorp was responsible for the private equity and investment banking activities of Berthel Fisher & Company, Inc. (“BFC”).

From 1993 through 1999, Mr. Thorp served in various executive management positions with BFC, a regional investment-banking firm with significant private equity operations, including serving as President and Managing Director of BFC Planning, Inc., a registered investment adviser. In 1995, Mr. Thorp was instrumental in establishing Berthel Growth & Income Trust I (“BGIT-I”), a $25,000,000 private equity investment fund designed to provide retail investors with a private equity investing opportunity similar to that available to institutional investors. Under Mr. Thorp’s direction, BGIT-I established the first limited liability company in the nation to receive an SBIC license. Mr. Thorp also served as Vice-President of Investment Banking for BFC Financial Services, Inc. where he was responsible for formalizing its investment banking activities. While Mr. Thorp was Vice President of Investment Banking, BFC completed approximately 50 private and small public company offerings raising in excess of $125,000,000.

From 1983 through 1992, Mr. Thorp served with Allsop in various investment management positions.  Allsop managed $105,000,000 of institutional capital, making private equity and venture capital investments in approximately 80 portfolio companies over the life of three funds.

Mr. Thorp currently has board responsibilities for the following AAVIN I portfolio companies: America’s PowerSports, Inc., Celleration, Inc., Spinal Designs International, Inc., Varidigm Corporation and Dakota Services Corp.

Mr. Thorp received a BS in Business Administration - Accounting from Oklahoma State University in 1981 and a MBA - Finance from the Wharton School, University of Pennsylvania in 1983. Mr. Thorp is a graduate of the Ninth Annual Venture Capital Institute of the National Association of Small Business Investment Companies.  Mr. Thorp is a member of the National Association of Small Business Investment Companies (NASBIC), where he served on the Board of Governors from 2000-2004, the Regional Association of Small Business Investment Companies (RASBIC) and the National Venture Capital Association (NVCA).

Paul D. Rhines

Mr. Rhines has over 30 years of private equity and venture capital investment experience. Mr. Rhines is a Senior Partner of AAVIN, which he co-founded in 1999.  Mr. Rhines also was a founding general partner of Allsop.  Mr. Rhines is co-founder, Managing Member and Executive Vice-President of Marshall Venture Capital, L.C. (“MVC”), the general partner of Marshall Capital Fund L.P. (“MCF”), a venture capital and private equity fund formed in 1997. Mr. Rhines served as a general partner of R.W. Allsop & Associates L.P., R.W. Allsop & Associates II L.P. and Allsop Venture Partners III L.P. Prior to co-founding Allsop, Mr. Rhines spent 11 years with MorAmerica Capital Corporation, a venture capital company operating one of the largest SBICs in the nation at that time. At MorAmerica, he served six years as a Regional Vice President, two years as Senior Vice President and three years as Executive Vice President.

Mr. Rhines currently serves as a director for the following AAVIN I portfolio companies: Dynamic Broadband Corporation, Metalforming Controls Corporation and PMT Industries, LLC.  Mr. Rhines also serves as a director of GreatAmerica Leasing Corporation, Schebler Company and Stamats Communications, Inc.

Mr. Rhines received a Bachelor of Arts - Accounting from the University of Northern Iowa in 1965. He attended the Harvard University Venture Capital Executive seminar and has served as both a regional and a national officer of the NASBIC.

Eric M. Hender

Mr. Hender has over 30 years experience in corporate finance and management. He is a Senior Partner and co-founder of AAVIN.  In 1997, Mr. Hender co-founded MVC, where he was the Managing Member and President. From 1977 through 1996, Mr. Hender was employed by SCI Financial Group, Inc. (“SCI”) a regional investment bank with diversified financial services including brokerage, investment banking, money management and venture capital. He initially served as President of SCI Capital Company, a venture investment company and later served as President of Securities Corporation of Iowa, a registered broker-dealer. He also held the positions of officer and director of SCI and managing officer and director of Source Data Systems, an SCI affiliate.

Mr. Hender serves on the following AAVIN I portfolio company boards: Handy Industries, LLC, Spinal Designs International, Inc. and Hackett Precision Company, Inc.  Mr. Hender also serves on the boards of directors of Destinations Unlimited and Inter-Med, Inc.

       Mr. Hender received his degree in Business and Banking in 1962 from Colorado College, attended the Banking Institute at the University of Wisconsin and the Securities Institute at Wharton. Mr. Hender is a registered principal with the Financial Industry Regulatory Authority and served on the National Association of Securities Dealers District Four Conduct Committee and the Securities Industry Association’s Central States Committee.

Kirk E. Kaalberg

Mr. Kaalberg is a Senior Partner of AAVIN, which he joined in 1999.  He has 19 years of operational experience in the telecommunications, software and networking industries. Mr. Kaalberg has significant executive management and corporate development experience including leading and participating in mergers and acquisitions, as well as identifying new markets and developing and launching products and services to take advantage of such opportunities.

        Mr. Kaalberg was one of three founders of McLeodUSA. Formed in 1992, McLeodUSA completed its initial public offering in 1996.  From 1996 through 1999, Mr. Kaalberg served as the Executive Vice President, Network Services of McLeodUSA, where he was responsible for the maintenance of the Iowa Communications Network and the design, development and operation of the company’s network. From 1994 through 1996, Mr. Kaalberg served as Senior Vice President, Network Design and Development and from 1992 through 1994, he served as Vice President of the company. From 1990 through 1992, Mr. Kaalberg served as a senior manager of MCI, where he managed a 175-person conference calling, financial and operations group. From 1987 through 1990, Mr. Kaalberg was an employee of Teleconnect and its successor, Telecom*USA, where he was responsible for business planning and management information systems project prioritization.

Mr. Kaalberg has board responsibilities for the following AAVIN I portfolio companies: Coolibar, Inc., Dynamic Broadband Corporation, Halo Innovations, Inc., Hoffco, Inc., and Metalforming Controls Corporation.  Mr. Kaalberg also serves on the board of Limolink, Inc.

Mr. Kaalberg received his Bachelor of Science degree in Business Administration - Accounting from Central College in Pella, Iowa in 1981 and his Master of Business Administration - Marketing in 1983 from Trinity University in San Antonio, Texas.

Thies O. Kölln

Mr. Kölln joined AAVIN in 2002 and is a Partner. From 2000 through 2002, Mr. Kölln was a consultant with the Boston Consulting Group in Chicago, Illinois, working on business strategy projects for clients ranging from start-ups to Fortune 500 companies.  During that time, he spent nine months on the start-up management team of Orbitz, an online travel agency, and developed a growth plan for a start-up airline.  He also worked with companies in the consumer goods, retail, and technology industries.  From 1996 through 1999, Mr. Kölln practiced corporate law at Kirkland & Ellis in Chicago, Illinois, representing venture capital and private equity funds and large corporations in acquisitions, divestitures, public and private offerings and fund formations. From 1995 through 1996, Mr. Kölln was a law clerk to Judge James B. Loken of the U.S. Court of Appeals for the Eighth Circuit in St. Paul, Minnesota.

Mr. Kölln serves on the following AAVIN I portfolio company boards: Coolibar, Inc., PMT Industries, LLC, Dakota Services Corp. and Hackett Precision Company, Inc.

       Mr. Kölln received a Juris Doctorate with honors from the University of Chicago in 1995 where he also served as Editor-in-Chief of the University of Chicago Law Review. He received a bachelor's degree summa cum laude from Dartmouth College in 1992.

Investment Focus

We intend to utilize the following strategy which has been successfully employed by the Adviser in four funds over an approximately 25-year period.  We will target investments in Middle America markets—the states between the two major mountain ranges—which we believe are underserved; with lower / sub middle market investments—companies typically seeking less than $5 million of financing.  We will seek to diversify our investments across stages—Later Stage Growth and Buyout/Recap Stage transactions with modest diversification in earlier stage opportunities; and industry diversification around core competencies in industry sectors including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agriculture-related products and services.

Geography – Middle America

AAVIN’s investment activities are concentrated in the upper Midwest, including Iowa, Michigan, Wisconsin, Minnesota, Indiana, Ohio, Illinois, Missouri, Kansas, Nebraska, Kentucky, Tennessee and the Dakotas.   About 50%-70% of our portfolio investments will be located in the upper Midwest, 70%-80% will be within Middle America, and the balance may be outside these regions in the United States.

We believe this part of the country is underserved by private capital funds relative to the number of transactions that are available.  With the discontinuance of the government-sponsored participating securities SBIC program, this area has become even more neglected.  In the past, often the only other source of capital for the opportunities AAVIN considers has been SBICs.  The discontinuance of this program will remove from the U.S. market an estimated 150-200 funds managing $8-10 billion in resources.  As a consequence, in the transactions on which we will focus, the pricing experienced by our Adviser has often been more attractive and the competition for transactions has been relatively limited.

Over the last few years, the upper Midwest and Middle America have seen a shrinking supply of venture capital and capital reserves have steadily decreased.  While approximately 9% of all venture funds operated in this region during 2005 and 2006, only 6-7% of all new commitments were made to funds in this region.  This shows a trend toward further reduction of resources in the region by as much as an additional 30%.  During 2006, 13% of all venture capital transactions were located in Middle America.    In addition, only 28% of the dollars raised by Middle American funds were actually deployed locally.  Consequently, a significant amount of capital must be imported for investments that are completed in this region.  However, since 2000 it has been a growing practice by venture funds to invest more exclusively within their home regions, especially in California and the east coast.  These two regions have historically been the sources of much of Middle America’s imported capital.  We believe that there is no reversal to these trends in sight, which points to an even greater shortage of capital to complete venture transactions in Middle America and the upper Midwest.

The available capital for buyout or private equity investments in Middle America is harder to evaluate.  This type of capital tends to be more portable and there has not been a dedicated trade association in years past to accumulate data on this activity.   Capital in

this market concentrates on large transactions with the average buyout during the first half of 2007 at $2.4 billion.  The large influx of capital in this market and easy credit caused large firms to consider smaller transactions if those transactions were relatively easy to analyze and close.  As credit has contracted over the last 18 months, we believe these firms will again exit the very small end of the market and concentrate more exclusively on the larger transactions.  In the Midwest there are approximately $700 - $800 million in private equity transactions each year in the very small end of the market in which AAVIN concentrates.

Lower Middle Market Financings

AAVIN focuses on relatively small investment opportunities (i.e. companies seeking less than $10 million, with the majority of financings completed in companies seeking less than $5 million).  We will target making $1 – $5 million initial investments per portfolio company, with the average being $3 – $4 million across all companies in the portfolio over the life of the Fund.  Because of the concentration on lower / sub middle market financings, our investment goal will often be to build companies into profitable acquisition candidates.  Consequently, our approach will not rely upon the availability of the initial public offering markets as an exit vehicle.

AAVIN’s strategy allows it to generate success by assisting companies to attain total market capitalizations upon liquidity of $30 million to $100 million.  This relies upon a disciplined approach to initial investment valuations and the small size of the total equity financing provided.  For example, a $5 million financing purchasing 50% of a company has to grow to a $50-$60 million company valuation over AAVIN’s typical investment period to generate a 40% internal rate of return.  If ownership is further diluted by follow-on financings, investments still perform well at company values below $100 million. There is significantly greater opportunity to build small companies than there is to build large ones.  Consequently, we believe our lower middle market financing concentration will decrease the overall risk associated with our investment strategy.

Stage of Development

AAVIN focuses primarily in late stage growth and private equity financings such as buyouts and recaps. The mixture of each is heavily impacted by the investment environment and cycles that are present during the life of a fund.  AAVIN seeks to exercise a high level of discipline and will adjust our mix of investments away from overly-competitive investment areas that are overpriced.  We will target investing approximately 40% - 60% of our assets in growth financings and 40% - 60% in private equity investments.  While private equity portfolio companies can provide a degree of stability, downside protection and buffering of management expenses, growth financings often provide greater upside potential and energize overall returns. The Principals believe that all financings, growth and private equity, require growth to be successful.

Industry

We will target diversifying our investments across industries and sectors including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agriculture-related products and services.  Sector diversification can enhance the ability to select better investments out of the targeted region.  Additionally, all industries are subject to cycles.  AAVIN’s diversification strategy allows better management of risk through the adjustment of its mix of investments away from unattractive sectors that may be overly competitive or have developed unattractive long-term prospects.  The Adviser will rely on extensive due diligence, often using external sources, that is up to date and tailored for the opportunity under consideration.  Because AAVIN will conduct such extensive diligence, we do not believe that we will be significantly disadvantaged relative to other funds which may specialize in a particular industry or sector, as these funds must also conduct extensive diligence on the particular investment candidate.

Investment Process

Overview

We intend to operate like a traditional venture capital firm, and accordingly it will take us longer to identify appropriate investments meeting our criteria than most publicly-held funds.  We therefore anticipate that it will take us four to six years to fully invest in our target portfolio of 20 to 25 small privately-held companies.  Over the ensuing years and until final liquidation of the portfolio, the Fund will likely make additional follow-on investments in some existing portfolio companies but we do not anticipate making new investments in new companies more than six years after we commence our investment activities.  Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in the Initial Investments.  We will invest at least half of the net proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act within two years of the closing of this offering.

Proprietary Deal Flow

Over the past 35 years, the Principals have developed an extensive and proprietary network of contacts and sources of investment opportunities serving the Middle America region.  These contacts and sources include a network of financial intermediaries (e.g. investment bankers, banks and asset-based lenders), business professionals (accountants, attorneys, past CEOs, shareholders and consultants), brokers and co-investment groups.  The Principals are active in major venture capital and private equity organizations that foster deal flow and create greater awareness among current and potential co-investors.  They also have active relationships with small investment groups that require co-investors to complete transactions, which relationships generate a stream of investment opportunities which have already experienced some level of review.  AAVIN fields over 1,000 new inquiries each year from all sources and actively investigates between 300 and 400 of such inquiries.  The Fund will benefit from the well-established and diverse network of deal flow that has been developed and maintained by the Principals.  The combination of operating in an underserved target market with limited competition for deals and the Principals’ contact networks has resulted in access to proprietary deals.

Quality Management Teams

The Adviser will seek portfolio companies having management teams with integrity, a track record of success and a strategic vision. The Adviser looks for a management team that can manage rapid growth, maintain a competitive edge in its market and thoroughly understands its industry and global opportunities. The management team’s commitment to a portfolio company is critical to success. The Adviser expects that a portfolio company’s management team will own or have the right to acquire a significant ownership position in the portfolio company.  The management of a portfolio company must have objectives compatible with those of the Fund, including the objective of increasing shareholder value and generating liquidity for shareholders within an acceptable timeframe.

Collaborative Decision Making

The five Principals will oversee our investment process and review all material investment activities. The approval of a majority of the members of the Principals is required for all portfolio investments and divestitures.  In practice, the Principals typically reach consensual decisions by addressing objections early in the process.

Leadership Roles and Value-Added Participation

AAVIN often serves a leadership role in most of the transactions its funds have invested in.  In AAVIN I, it was lead investor in over 70% of the fund’s investments and has board representation in 100% of AAVIN I’s portfolio companies.  In the Principals’ prior funds, over 90% of investments included board representation.  We anticipate that the Adviser will typically also negotiate the right to remove or replace management under certain circumstances, including underperformance relative to agreed-upon goals.  The day-to-day operations of the portfolio companies will be the responsibility of their management teams, but the Adviser expects to provide assistance to the portfolio companies when needed, particularly in the areas of management selection or change, strategy and business plan formulation, market analysis and approach, business model review and the formulation and execution of treasury and financing strategies. Representatives of the Adviser will usually serve as members or observers of the boards of directors of portfolio companies. Board representation, negotiated investment rights, as well as the Adviser’s close working relationships with the portfolio companies’  respective management teams, will enable the Fund to exercise significant influence and to provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and exit strategy.

Effective Transaction Structures and Favorable Terms

Each investment made by the Fund will include certain rights negotiated by the Adviser designed to protect and enhance the Fund’s investment. Such rights will often include special liquidity rights (such as put rights and registration rights) and protective rights (such as rights to board seats, anti-dilution rights, shareholders’ rights and rights to make management and control changes and/or to raise additional capital or restructure the company in the event of a default). These rights will typically be tied to certain affirmative and negative covenants of the portfolio companies. The Adviser will be aggressive in negotiating extensive rights to enhance the probability of an investment’s success and to protect the invested money in troubled situations.

Dynamic Portfolio Construction

AAVIN’s investment strategy and approach to portfolio construction is a dynamic process.  Our Adviser continually assesses the market during the investment period regarding attractiveness of various stages (i.e., private equity or growth) and of various industries.

AAVIN will direct its efforts and the construction of our portfolio toward stages and industries that have attractive long-term return characteristics and away from those that become overly competitive or otherwise have impaired long-term prospects.  Pricing directly affects an investment’s actual realized rate of return. The Adviser has proven in the past that it is disciplined with respect to pricing, which can reduce risk.  For example, in a prior fund, the Advisor did not make any investments from the beginning of 2000 until the second half of 2001 because it believed the prospective transactions (which included a number of internet and other technology companies) that it was seeing were overvalued.

The Adviser’s process of dynamic portfolio construction, continually balancing the portfolio between growth and private equity transactions to take advantage of the competitive environment, allows it to refrain from adding companies that it believes are overvalued at a particular point in the business cycle.  When growth investments are highly priced, the Adviser will focus more on buyouts, and when buyouts are highly priced, the Adviser will focus more on growth transactions.  The ultimate mix of the final portfolio is expected to be between 40% and 60% of both growth and buyout transactions, but any particular year in our investment cycle may include a preponderance of either type.  In addition, we believe the Adviser’s access to proprietary deal flow and willingness to utilize creativity will allow it to close transactions that do not see heavy competition from other buyers or investors.

Co-Investment

We expect that a portion of our investments will be made in conjunction with other private equity and venture capital funds not affiliated with us or our Adviser. The Adviser anticipates that we will usually, but not always, be the lead investor in such investments. In earlier-stage investments, co-investment allows a greater number of investments, sharing of necessary follow-on investment requirements, and joint involvement in building each portfolio company. The investment position of the Fund, along with its co-investors, will typically involve a substantial interest in the portfolio company. By sharing opportunities with other venture investors, the Adviser not only expands the financial and managerial resources available to the portfolio company, but also increases the possibility of referrals to the Fund from other venture investors, particularly those who concentrate their investments in similar stage companies or early-stage companies that may subsequently need later-stage financings provided by the Fund.

The 1940 Act generally will prohibit us from investing in portfolio companies in which another fund affiliated with us or the Adviser is invested in.  We, the Adviser and AAVIN II intend to file a request for an exemptive order with the SEC whereby we may make such investments.  When and if we do receive such an order, we will only be able to make such co-investments consistent with the restrictions provided therein which are designed to address conflicts of interest and fairness among investors.

Exit Strategies

The management of the portfolio company must be committed to a strategy to create liquidity for the Fund’s investment within an acceptable timeframe. Because of the concentration on lower / sub middle market financings, the Fund will generally not rely upon the availablility of initial public offerings as an exit vehicle and will focus instead on creating value that can be realized from a strategic or financial sale. Every portfolio company must be a realistic candidate for a buy-out, merger or recapitalization to provide an exit mechanism for the Fund.

The Adviser will have one or more alternative exit strategies identified before we invest in any portfolio company. The Adviser believes that the optimal exit strategy ultimately emerges after experience with the investment and a careful study of market conditions.  In order to realize the investment objective of capital gains, portfolio investments must ordinarily be sold. The method and timing of the disposition of investments are critical elements of maximizing portfolio return. The Adviser expects to liquidate investments through a variety of transactions, including mergers, acquisitions of portfolio companies by third parties, negotiated private sales to the portfolio companies, other investors in the portfolio companies or other venture capital / private equity investors, and in some cases sales in the public market or pursuant to exemptions from registration. Because of the concentration on lower / sub middle market financings, the Fund will generally not rely upon the availability of initial public offerings as an exit vehicle.

The Principals’ Historic Investment Results

The Principals have managed four venture capital and private equity funds utilizing the same investment strategy as we intend to use.  Three of those funds are mature funds that have been completely or almost completely liquidated and the fourth still holds 15 of its 21 investments.  Each of these funds has generated cash-on-cash internal rates of return for their investors that were in the top quartile of their peers for private equity funds established in the same year, as reported by Thomson One Banker—Private Equity.  Each of these funds has a distribution multiple (i.e., distributions relative to committed capital) that exceeded the average distribution multiples of similar private equity funds formed in the same year.  In addition, three of these funds generated returns to investors greater than those that would have been earned by investing the same amounts at the same times in funds that matched the performance of the S&P 500, and the last two funds outperformed this metric by approximately 1,200 basis points, or 12%.

The prior funds, and their investment returns relative to their peers and the S&P 500 are set forth in the table below.  All returns are quoted as of June 30, 2009.  Messrs. Thorp and Rhines were principals of Allsop I, Allsop II and Allsop III, which were formed in 1981, 1983 and 1987, respectively.  All of the Principals are principals of AAVIN I, which was formed in 2000 (together with Allsop I, Allsop II and Allsop III, the “Private Funds”).

The Principals’ past results with the Private Funds are not indicative of future results or the results of the Fund.  There are significant differences between the Fund’s structure and the structure of the Private Funds, including (i) the Fund will be registered under the 1934 Act, which means we will have higher operating expenses (like those associated with annual audits and periodic reports filed with the SEC) than the Private Funds, (ii) unlike the Private Funds, the Fund will elect to be treated as a BDC under the 1940 Act, which means our capital structure and affiliated transactions will be restricted, and we will incur compliance costs not incurred by the Private Funds, (iii) our offering expenses will be significantly higher than the Private Funds’ private offerings, (iv) investing environments can change dramatically from period to period, and (v) our Adviser’s actions are more limited by, for example, our Board’s oversight and the 1940 Act, and therefore the Principals will not be able to operate the Fund as efficiently as they may have managed the Private Funds.

Fund (Year Organized)	Current Fund IRR(1)	Top Quartile Fund IRR	S&P 500 IRR (2)	Actual Multiple (3)	Top Quartile Fund Multiple

R.W. Allsop & Associates, L.P. (1981)	12.7%	12.6%	12.4%	2.0	2.0
R.W. Allsop & Associates II, L.P. (1983)	10.1%	9.2%	11.5%	1.9	1.8
Allsop Venture Partners III, L.P. (1987)	24.9%	16.8%	13.0%	4.5	2.6
AAVIN Equity Partners I, L.P. (2000)	10.5%	3.6%	-1.6%	1.6	1.1

(1)
IRR is cash-on-cash internal rate of return to limited partners, net of all fees, expenses, and carried interest of the general partner.  For funds that have not fully liquidated, IRR includes current value of investments still held by the fund.

(2)
S&P 500 IRR is calculated based on the European Venture Capital Journal’s PME+ metric, which models returns that would have been earned in a security that tracked the S&P 500 index by making the same dollar investments at the same times and receiving the same percentage of those investments (plus gains) at the same times as actual investments and distributions were made by investors in the various funds in question.

(3)
Multiple is cash distributed to limited partners, net of all fees expenses, and carried interest of the general partner, as a multiple of contributed capital.  For funds that have not fully liquidated, the multiple includes the current value of investments still held by the fund.

Other Investment Considerations

Investment Structure

Our investments will typically be structured in negotiated, private transactions directly with the portfolio company. The securities acquired will primarily be preferred stock that is convertible into or participates in distributions with holders of common stock, but may also include a combination of common and preferred equity and debt securities and warrants, options, and other rights to acquire such securities. Our Buyout/Recap Stage investments will typically be structured in negotiated private transactions directly with the sellers, management, and other investors.  These securities may include subordinated debt, preferred or common equity, or any combination of these.  Most of our investments will be in private companies or restricted securities issued by companies having publicly-traded securities and will generally be restricted as to resale or disposition. Consequently, most, if not all, portfolio company equity securities will be illiquid.  Because of the highly speculative nature of growth capital and private equity investments, even secured debt instruments have many of the risks of equity investments, and it is common for debt investments to be accompanied by warrants or other securities that are intended to provide the debt holders with equity-like benefits.

Portfolio Investment Size

The amount of funds committed to a portfolio company and the ownership percentage received will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, the Adviser expects that our initial portfolio company investments will generally be between $1 and $5 million, and that the average total investment (including follow-on investments) per portfolio company will be approximately $3 to $4 million, though some investments may be significantly above this range.

Follow-On Investments

After our initial investment, we anticipate that we may be called upon to provide additional or “follow-on” capital for a portfolio company.  Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise to increase our ownership position in a successful or promising portfolio company. We may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a portfolio company to implement its business plan, to develop a new line of business, or to recover from unexpected business problems.  The Adviser attempts to anticipate potential capital needs at the beginning of a portfolio company investment and therefore reserve additional capacity for these needs.

Managerial Assistance

As a BDC, we must offer to provide significant managerial assistance to our portfolio companies.  In the management of the Private Funds, the Principals have provided management assistance in critical operational functions to portfolio companies.  Involvement with each portfolio company will vary, depending upon the extent to which a company accepts our offer to provide managerial assistance.  To the extent our Adviser receives fees from our portfolio companies for providing such managerial assistance on our behalf, those fees will be offset against management fees payable by us under the Advisory Agreement.

Investment Valuation

General Valuation Policy

Using procedures established by our Board of Directors, we will perform a valuation for each portfolio company investment on a quarterly basis.  We will carry our investments at fair value determined and approved in good faith by our Board of Directors.  Securities, if any, that are publicly-traded are valued at the closing price of the exchange or securities market on which they are listed or traded on the valuation date.  Securities that are not traded on a securities exchange, but for which a market exists, are valued at the indicative bid price on the valuation date.

Valuation Process

Fund investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors.  The Fund will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

●
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the Adviser’s Principals.  As part of this process, materials will be prepared containing its supporting analysis; and

●	The Investment / Valuation Committee of our Board will assess the valuation, and our Board will ultimately and solely determine the fair value of each investment in our portfolio in good faith.

The Investment/Valuation Committee of our Board may from time to time, if it deems it appropriate, retain the services of independent valuation firms to assist it in reviewing one or more of the valuations performed by the Adviser.  Such independent reviews may, but need not, be undertaken when there has been a significant change in the performance of the portfolio company and/or in the proposed valuation of the portfolio company.

Staffing

We do not currently have or expect to have any employees.  Services necessary for our business will be provided by individuals who are employees of our Adviser, pursuant to the terms of the Advisory Agreement.   Each of our executive officers described under “Management of the Fund” in the SAI is an employee of our Adviser.

Properties

Our office, which is provided to us by our Adviser, is located at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401.

Legal Proceedings

Neither we nor our Adviser are currently subject to any legal proceedings.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors.  Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names, ages and addresses of our Directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below under “Management of the Fund—Directors and Executive Officers” in the SAI.  Each Director and officer will hold office until his or her successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless the Board determines to have a Director's seat filled via member election, members will not vote on the election of Directors, whose terms are perpetual.  See “Certain Provisions of Our Operating Agreement and the Delaware Limited Liability Company Act” in the SAI.  Our Board of Directors consists of a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser, its affiliates, ICO or the ICGA (the “Independent Directors”).  The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.”

Advisory Agreement

Pursuant to the Advisory Agreement, our Adviser will, subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies.  Our Adviser will provide, on behalf of the Fund, any managerial assistance requested by our portfolio companies.  Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, subject always to the provisions of the Fund’s Operating Agreement, and our registration statement under the Securities Act.  Our Adviser will maintain books and records with respect to all of our transactions, and will regularly report to our Board of Directors on our investments and performance.

Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv) monitor our investments; and (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others, and further provided that the Adviser notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who request such assistance from us.  Any fees received by the Adviser from portfolio companies for ongoing managerial assistance or other services will be offset against management fees payable by us to the Adviser under the Advisory Agreement.

Management Fee

Pursuant to the Advisory Agreement, we will pay our Adviser a fee consisting of two components in return for the management services described above: a base management fee and an incentive fee.  For a discussion regarding the basis for our Board of Director’s approval of the Advisory Agreement, see “Management of the Fund—Advisory Agreement—Board Approval of the Advisory Agreement” in the SAI. This discussion will also be available in our annual report to unitholders.  The Adviser may, from time to time, waive or defer all or any part of the compensation described below.

The base management fee (“Base Management Fee”) is equal to 2.5% of our “Gross Assets” (our total assets, including investments made with the proceeds of any borrowing, but not including any uninvested cash or cash equivalents resulting from borrowings).  Our “Gross Assets” include all capital contributions by our Unitholders, in addition to Class B Unitholders’ capital commitments.  The Base Management fee will be paid monthly in arrears, and calculated based on the value of our assets as of the end of the month.  To the extent the Adviser receives fees from our portfolio companies for providing them with managerial assistance on our behalf as required under the 1940 Act, such fees will be offset against Base Management Fees payable by the Fund to the Adviser.

We will pay our Adviser an incentive fee consisting of two components — an Investment Income Fee and a capital gains fee. The Investment Income Fee (“Investment Income Fee”) equals (i) 100% of the excess, if any, of our Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 8.0% of our Net Managed Assets, but which is less than 10.0% of our Net Managed Assets, and (ii) 20% of the excess, if any, of our Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 10.0% of our Net Managed Assets.  If our Pre-Incentive Fee Net Income does not exceed such annual hurdle rate, no Investment Income Fee will be earned or paid.  For purposes of calculating the Investment Income Fee, “Pre-Incentive Fee Net Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the year, minus our operating expenses for such year (including the Base Management Fee, expenses payable by the Fund, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred equity, if any, but excluding the incentive income fee); provided, however, “Pre-Incentive Fee Net Investment Income” does not include any interest income, dividend income, and any other income derived from our assets which are not invested in accordance with our investment objective.  No Investment Income Fee will be earned or paid until the end of the calendar year in which this offering is closed.  In the event we pay the Adviser an Investment Income Fee based upon accrued income which is not actually received, such fees would be refunded by the Adviser.

The second part of the incentive fee, the capital gains fee (“Capital Gains Fee”), will only be paid after the Member Return been repaid by us to our Members.  At that point, we will pay the Adviser any Capital Gains Fee determined and payable in arrears as of the end of each fiscal year following the Member Return (or, upon termination of the Advisory Agreement, as of the termination date, provided the Member Return has been made), equal to (i) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the effective date of the Advisory Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years.

For these purposes, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year.  The Capital Gains Fee will be calculated and payable annually within thirty (30) days of the end of each calendar year.

Please refer to “Management of the Fund—Advisory Agreement—Advisory Fees” in the SAI for examples of how the incentive fees are calculated.

License Agreement

We have also entered into the ICGA Agreement, under which the ICGA has agreed to (i) license the ICGA name and logo to us for use in our business, (ii) provide us ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  We will pay ICGA a royalty fee of 0.15% of our net asset value per year, in arrears, for such services.  The initial term of the ICGA Agreement is one year from the date the Fund receives proceeds from a public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisory Agreement

We have entered into the Advisory Agreement with our Adviser, an entity in which certain of our officers also serve as principals.  Our Adviser’s services under the Advisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us  (such as AAVIN I) so long as its services to us are not impaired by the provision of such services to others, and provided that the Adviser notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy.  In addition, the private accounts managed by our Adviser or its affiliates, such as AAVIN I, may make investments similar to investments that we may pursue.  It is possible that our Adviser might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us.  However, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies, so that we will not be disadvantaged in relation to any other client.  Furthermore, any order granted by the SEC under the Exemptive Application would facilitate co-investments among us and such other accounts in ways which we believe will benefit the Fund and its members.

Conflicts of Interest

Our Independent Directors will review any investment decisions that may present potential conflicts of interest among our Adviser and its affiliates and us in accordance with specific procedures and policies adopted by our Board of Directors, including those provided in the Exemptive Application.

License Agreement

We have entered into the ICGA Agreement, under which the ICGA has agreed to (i) license the ICGA name and logo to us for use in our business, (ii) provide us ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  We will pay ICGA a royalty fee of 0.15% of our net asset value per year, in arrears, for such services. The initial term of the ICGA Agreement is one year from the date the Fund receives proceeds from a public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

Control Persons

As of the date of this Prospectus, the ICGA, ICO and AAVIN control the Fund.  ICO, organized as an Iowa limited liability company and located at 55 N.W. 88th Street, Suite 100, Johnstown, Iowa 50131, has funded our organizational expenses and the expenses of this offering to date and holds 54,348 Class A Units, representing 100% of the Fund’s issued and outstanding Class A Units, in addition to a warrant to purchase an additional 119,565 Class A Units.  The ICGA, which is ICO’s parent, would be deemed to beneficially own the 54,348 Class A Units held by ICO.  The ICGA is organized as an Iowa non-profit corporation and is located at 55 N.W. 88th Street, Suite 100, Johnstown, Iowa 50131.  AAVIN, a Delaware LLC located at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, serves as our investment adviser.

Although the ICGA, through ICO, has funded our organizational expenses and the expenses of this offering to date and will permit, under the terms of the ICGA Agreement, the Fund to contact its members with respect to a potential investment in the Fund, neither the ICGA nor ICO has passed on the suitability or advisability of an investment in our Units, nor have either passed upon the accuracy or adequacy of any descriptions and disclosures relating to the Fund, including this Prospectus.  Moreover, all of the Fund’s investment decisions will be made solely by the Fund through the Adviser.

ICO is our sole member as of the date of this Prospectus, and thus it and the ICGA are deemed to control us within the meaning of the 1940 Act.  Each investor in this offering must pay the Membership Fee of $300 per investor, by which investors will purchase (typically) five year memberships in the ICGA or other NCGA-affiliated associations.  To the extent the applicable state association membership does not cost the entire $300, the ICGA will retain the balance in consideration of its membership processing services.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its Unitholders, and is based upon the assumption that this offering closes.  The following discussion reflects applicable federal income tax laws of the U.S. as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its Unitholders (including Unitholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund’s Common Units.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor (except to the extent discussed below under “U.S. Federal Income Tax Considerations for Non-U.S. Unitholders”).  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes the Fund’s Units are held by U.S. Unitholders and that such Units are held as capital assets.

A U.S. Unitholder is a beneficial owner of the Fund’s Units that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. Unitholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. Unitholder” is a beneficial owner of the Fund’s Units that is an individual, corporation, trust or estate and is not a U.S. Unitholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Common Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

General Considerations

The following discussion of federal income tax matters is based upon the Code, the regulations promulgated or proposed thereunder, the position of the IRS set forth in its published revenue rulings, revenue procedures and other announcements and court decisions as in effect on the date of this Registration Statement.  No assurance can be given that future legislative or administrative actions or court decisions will not result in changes in the law which would result in significant modification to the following discussion.  Any such legislative or administrative action or decision may or may not be retroactively applied with respect to transactions completed prior to the date of such action or decision.

There is uncertainty concerning certain of the tax aspects of limited liability companies taxed as partnerships for federal income tax purposes, and the applicable rules, regulations, and interpretations in this area are under continuing review by the IRS.  Further, the availability and amount of deductions taken by the Fund will depend not only upon the general legal principles described below, but also upon various determinations relating to particular transactions that are subject to potential controversy on factual or other grounds.  There can be no assurance that some of the deductions claimed by the Fund or the allocations of items of income, gain, loss, deduction, and credit among the members will not be challenged by the IRS.  Final disallowance of such deductions or reallocations of such items could adversely affect the Members.

This analysis is not intended as a substitute for careful tax planning, and prospective investors are urged to consult their own tax advisors, attorneys, or accountants with specific reference to their own tax situation and potential changes in the applicable law.

Classification as a Partnership

The federal income tax treatment of the Fund’s taxable income, expenses, gains and losses depends on the Fund’s classification for federal income tax purposes.  The Fund can be classified as either an association taxable as a corporation or as a partnership for federal income tax purposes.  It is intended that the Fund will be classified as a partnership, but the Fund has not and will not request a ruling from the IRS that it will be so classified, nor has the Fund sought an opinion from legal counsel that it is more likely than not that the Fund will be classified as a partnership.

Under the Treasury Regulation entity classification provisions, except for certain specified types of entities (which entities do not include a limited liability company formed under Delaware law, such as the Fund) which must be treated as corporations for federal income tax purposes, business organizations owned by more than one person generally are treated as a partnership for federal income tax purposes, unless the entity affirmatively elects to be treated as a corporation for federal income tax purposes.  The Fund does not intend to elect to be treated as a corporation for federal income tax purposes.

Code Section 7704(a) provides that a publicly-traded partnership generally is treated as a corporation for federal income tax purposes, irrespective of the application of the classification rules discussed above.  A PTP is defined as any partnership if (i) the interests in such partnership are traded on an established securities market or (ii) the interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  The Fund does not intend to register the Units on an exchange.

Regulation §1.7704-1(c) provides that a partnership interest is readily traded on a secondary market or the substantial equivalent thereof “if, taking into account all the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.”  Regulation §1.7704-1(c)(2) provides that partnership interests are readily tradable on a secondary market or the substantial equivalent thereof if:

(i)	Interests in the partnership are regularly quoted by any person, such as a broker or dealer, making a market in the interests;

(ii)
Any person regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others;

(iii)
The holder of an interest in the partnership has a readily available, regular, and ongoing opportunity to sell or exchange the interest through a public means of obtaining or providing information of offers to buy, sell, or exchange interests in the partnership; or

(iv)
Prospective buyers and sellers otherwise have the opportunity to buy, sell, or exchange interests in the partnership in a time frame and with the regularity and continuity that is comparable to that described in the other provisions of this paragraph (c)(2).

Notwithstanding the preceding, Regulation §1.7704-1(d) provides a partnership interest is not considered traded on an established securities market or readily tradable on a secondary market or the substantial equivalent unless (i) the partnership participates in the establishment of the market or the inclusion of its interests in a market, or (ii) the partnership recognizes any transfers by either (a) redeeming the transferor partner or (b) admitting the transferee as a partner or otherwise recognizing any rights of the transferee.

Regulation §1.7704-1 provides that the private transfers and transfers through qualified matching services are disregarded in determining whether interests in the partnership are readily tradable on a secondary market or the substantial equivalent thereof.  Regulation §1.7704-1(e) provides that the following transfers constitute private transfers:

(i)
Transfers in which the basis of the partnership interest in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Code §732;

(ii)	Transfers at death, including transfers from an estate or testamentary trust;

(iii)	Transfers between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors, and lineal descendants;

(iv)	Transfers involving the issuance of interests by (or on behalf of) the partnership in exchange for cash, property, or services;

(v)	Transfers involving distributions from a retirement plan qualified under Code §401(a) or an individual retirement account;

(vi)
Block transfers, which are defined as a one or more transfers by a partner and any related persons (within the meaning of Code §267(b) or 707(b)(1)) during any 30 calendar day period of partnership interests aggregating more than two percent of the total interests in partnership capital or profits;

(vii) Transfers pursuant to a redemption or repurchase agreement exercisable only on (a) the partner’s death, disability or mental incompetence, or (b) the retirement or termination of the performance of services by an individual who had actively participated in the partnership's management or performed services on a full-time basis for the partnership;

(viii)  Transfers pursuant to a closed end redemption plan, in which (a) the partnership only issues partnership interests with the initial offering, and (b) no partner or person related to any partner provides contemporaneous opportunities to acquire interests in similar or related partnerships which represent substantially identical investments;

(ix)
Transfers by one or more partners of interests representing in aggregate 50 percent or more of the total interests in partnership capital and profits in one transaction or a series of related transactions; and

(x)	Transfers not recognized by the partnership.

Regulation §1.7704-1(g)(2) provides that a matching service is treated as a qualified matching service only if all of the following requirements are satisfied:

(i)
The matching service consists of a computerized or printed listing system that lists customers' bid and/or ask quotes in order to match partners who want to sell their interests in a partnership with persons who want to buy those interests;

(ii)	Matching occurs either by matching the list of interested buyers with the list of interested sellers or through a bid and ask process that allows interested buyers to bid on the listed interest;

(iii)
The selling partner cannot enter into a binding agreement to sell the interest until 15 calendar days after the posting (the “Posting Date”) of the offered sale is made available to potential buyers, which time period is evidenced by contemporaneous records ordinarily maintained by the operator at a central location;

(iv)	The sale effected by the matching service does not occur prior to 45 calendar days after the Posting Date;

(v)
The matching service displays only quotes that do not commit any person to buy or sell a partnership interest at the quoted price (nonfirm price quotes) or quotes that express interest in a partnership interest without an accompanying price (nonbinding indications of interest) and does not display quotes at which any person is committed to buy or sell a partnership interest at the quoted price (firm quotes);

(vi)
The selling partner’s information is removed from the matching service within 120 calendar days after the Posting Date and, following any removal (other than removal by reason of a sale of any part of such interest) of the selling partner's information from the matching service, no offer to sell an interest in the partnership is entered into the matching service by the selling partner for at least 60 calendar days; and

(vii)
The aggregate sales of either partnership capital or profits during the partnership's taxable year (other than in private transfers) do not exceed ten percent of the partnership's total capital or profits.

Due to the limitations on Unit transfers set forth in the Fund’s Operating Agreement and the Regulations promulgated under Code §7704, the Units should not be readily tradable on a secondary market (or the substantial equivalent thereof).  Thus, the Fund should not be a PTP within the meaning of Code §7704.  Accordingly, the Fund believes that it will be treated as a partnership for federal income tax purposes.

If the Fund is classified as an association taxable as a corporation instead of as a partnership, for any year, the Fund would be subject to federal income tax on its taxable income at rates up to 35% and any applicable state and local taxes; distributions to investors would be taxable as dividends to the investors to the extent of current and accumulated earnings and profits of the Fund and would not be deductible by the Fund; and Fund deductions, if any, would be allowed only to the Fund, rather than being passed through to the Members.

The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.   Reference herein to a partner or a partnership shall include reference to a member of a limited liability company treated as a partnership for federal income tax purposes and the limited liability company, respectively.

Federal Income Taxation of the Fund and the Investors

Generally.  If the Fund is treated as a partnership for federal income tax purposes, then the Fund will not be subject to U.S. federal income tax.  Instead, each Member will be required to report on its income tax returns its allocable share of the Fund’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items for each of the Fund tax years ending within or with such Member’s respective tax year.  A portion of the Fund’s income, gain, loss and deductions may be attributable to its sale of all or a portion of its investments, which may be treated as ordinary income or loss or capital gain or loss depending on the particular facts and circumstances.  Accordingly, a Member will be subject to tax on its share of any Fund income, whether or not any cash distribution is made by the Fund to it.  Similarly, an investor generally may deduct on its income tax returns its allocable share of the Fund’s losses.  However, such deductions are subject to the limitations described below under the subheading “Limitations On Loss Deductions.”  Similarly, for the Fund's investments in entities that are treated as partnerships for U.S. federal income tax purposes, the Members will be required to report on their income tax returns their allocable share of such company’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items, whether or not any cash distribution is made by such partnership.  Deduction for such partnerships’ losses may be subject to the limitations described below under the subheading “Limitations On Loss Deductions.”

Fund Taxable Year.  The Fund intends to seek a calendar year end for U.S. federal income tax purposes.   Code §706(b) provides that a partnership’s taxable year shall be the same taxable year, if any, as the taxable year of one or more of its partners which in the aggregate have more than a 50% interest in the partnership’s profits and capital.  If the partnership’s taxable year is not determined under the preceding sentence, the partnership’s taxable year shall be the taxable year of all of the principal partners.  For these purposes, a principal partner is a partner having a 5% or more interest in partnership profits or capital.  If the two preceding requirements do not establish a taxable year, Regulation §1.706-1(b)(2)(c) requires the partnership to use the taxable year which results in the least aggregate deferral of income to the partners. The Fund expects to have a calendar year end because the Fund anticipates most of its investors will have a calendar year end.

Treatment of Cash Distributions.  Distributions of net cash flow (if any) or liquidation proceeds generally will not be taxable to the partners.  However, if the amount of cash distributions (whether as a normal operating distribution or a distribution in liquidation of all or part of the partner’s interest) to a partner exceeds the partner’s basis in his partnership interest, then the excess is taxed to him as a gain on the sale or exchange of his partnership interest.  A decrease in a partner’s share of partnership liabilities is treated for federal income tax purposes as a cash distribution to the partner.  If such deemed distribution exceeds the partner’s basis in his partnership interest, the excess generally is taxed to him as gain on the sale or exchange of his partnership interest.  In addition, in certain circumstances, the distribution of marketable securities is treated as a distribution of cash.  A marketable security generally includes a financial instrument that is actively traded.  Interests in some of the Fund's portfolio securities may be treated as marketable securities for these purposes.  However, the Fund does not anticipate distributing securities to the Unitholders.

If the Fund does make a distribution of securities to Unitholders, several exceptions potentially apply to the rules that treat marketable securities as cash for these purposes, some of which may be applicable.  In particular, if the Fund is considered an investment partnership, then a distribution of marketable securities to an eligible partner would not be treated as a distribution of cash.  Code §731(c)(3)(C) provides an investment partnership is generally one that does not engage in a trade or business and its assets consist of cash, stock in corporations and debt obligations.  A partnership which owns an interest in another partnership is deemed to engage in any trade or business engaged in by the other partnership and to own proportionate share of assets of the other partnership.  An eligible partner is generally one who has contributed only cash, stock in corporations and debt obligations.   The Fund anticipates that it will be an investment partnership as such term is defined in §731(c)(3)(C), though ultimately such determination depends on the nature of the Fund’s investments.

If the cash distribution results in a shift of a Member’s share of the Fund’s direct or indirect interest in unrealized receivables or appreciated inventory items, the Member and the Fund may be required to report income or loss on a deemed sale or exchange of their respective interests with respect to such assets and a portion of the gain or loss that would be treated as capital gain or loss might be recharacterized as ordinary income or loss.

Limitations on Loss Deductions

Basis.  A partner may not deduct on his income tax returns his allocable share of the partnership’s losses to the extent that such losses exceed the partner’s “basis” in his partnership interest. Excess losses which may not be deducted as a result of this limitation are carried forward indefinitely and may be deducted to the extent that, at the end of any subsequent year, the partner’s basis in his partnership interest exceeds zero.

Generally, a partner’s “basis” in his partnership interest is, initially, equal to the price paid for such interest plus his share of the partnership’s liabilities.  For this purpose, a partnership’s share of partnership liabilities would include the partnership’s share of liabilities of lower tier partnerships.  Such basis is increased by the partner’s allocable share of the partnership’s income and additional contributions and decreased (but not below zero) by his allocable share of the partnership’s tax losses and by the amount of any distributions of cash or property to him by the partnership.

As stated above, a partner’s basis in his partnership interest also includes his share of partnership liabilities.  For purposes of determining basis, an increase in a partner’s share of partnership liabilities is treated as a contribution of money by such partner to the partnership and a decrease in his share of partnership liabilities is treated as a distribution of money to him.

“At Risk” Limitation.  Code §465 limits the amount of losses which certain investors may deduct from an investment to the amount with respect to which the taxpayer is “at risk” for such activity.  Code §465’s limitations only apply to individuals and C corporations in which five or fewer individuals own more than 50% in value of the outstanding stock of such corporation at any time during the last half of the taxable year.  In determining whether five or fewer individuals own more than 50% of a corporation, certain attribution rules apply so that stock owned by a corporation, partnership or trust might be reattributed proportionally to its respective shareholders, partners or beneficiaries. If a partner is subject to §465’s limitations, such partner’s distributive share of a partnership loss is limited to the amount with respect to which the partner is at risk under Section 465’s provisions.

A taxpayer is at risk for an activity to the extent of cash and the adjusted basis of other property contributed to such activity.  In addition, a taxpayer generally is at risk for amounts borrowed for use in an activity to the extent the taxpayer is personally liable for the repayment of the loan or has pledged property, other than property used in such activity, as security to the extent of the net fair market value of the taxpayer’s interest in such property (other than for amounts borrowed from any person who has an interest in the activity other than as a creditor or from a person related to someone (other than the taxpayer) with an interest in the activity).  The amount at risk is increased by the amount of partnership income and reduced by the amount of partnership loss and distributions from the partnership to the taxpayer.  If the taxpayer’s loss is limited by the at risk provisions, the loss may be carried forward and deducted when the taxpayer’s amount at risk increases.

If, at the end of a taxable year, a taxpayer’s amount at risk is reduced below zero, the negative amount must be recaptured by including it in the taxpayer’s gross income to the extent of net losses taken with respect to the activity.  The amount of recaptured income can be carried forward and deducted later when and to the extent the taxpayer’s amount at risk is above zero.

Limitations on Deductibility of Passive Activity Losses.  Code §469 limits the ability of certain investors to deduct passive activity losses in excess of such investor’s passive activity income in any given year.  Code §469’s limitations only apply to individuals, estates, trusts, personal service corporations and C corporations in which five or fewer individuals own more than 50% in value of the outstanding stock of such corporation at any time during last half of taxable year.  In determining whether five or fewer individuals own more than 50% of a corporation, certain attribution rules apply so that stock owned by a corporation, partnership or trust might be reattributed proportionally to its respective shareholders, partners or beneficiaries.  Generally, losses from passive activities may be deducted only against passive activity income, and may not be used against other income such as salary or portfolio income (such as dividends, interest, annuities, royalties, and non-business capital gains). However, if a taxpayer disposes of all of his interest in a passive activity in a fully taxable transaction, the taxpayer is allowed to offset non-passive income with any suspended passive activity losses attributable to such disposed activity.

The Fund anticipates that it will invest a substantial portion of its assets in privately-held securities.  With respect to an investor, such investor’s share of Fund income, gain, deduction or loss attributable to the Fund’s investment with respect to stock in corporations and debt obligations will likely be treated as portfolio income.  Although the Fund anticipates investing primarily in operating companies treated as C corporations for U.S. federal income tax purposes, the Fund might invest in entities taxed as partnerships for U.S. federal income tax purposes.  The determination of whether income or loss from such an entity is subject to passive activity loss rules is made with reference to the activities of such entity.  Due to multiple types of investments, certain portions of the Fund’s income or loss may be treated as subject to the passive activity loss rules, while other portions of the Fund’s income or loss may be treated as portfolio income.

Special passive activity loss rules apply to investments in entities treated for U.S. federal income tax purposes as publicly-traded partnerships taxed as partnerships under these rules.  Passive activity losses attributable to such a partnership generally may only be used to offset passive income from such partnership.  Accordingly, an investor may be unable to currently deduct his proportionate share of the Fund’s loss attributable to the Fund’s investment in such partnerships generating losses, but the investor would be required to include his proportionate share of the Fund’s income attributable to the Fund's investment in such other partnerships with income.

Management Fees.  The Fund will incur management fees with respect to the investments made by the Fund.  As discussed above under “Management,” the management fee consists of a base management fee and an incentive fee.  The base management fee is equal to 2.5% of the Fund’s Gross Assets.  The incentive fee consists of an investment income fee and a capital gains fee.  The investment income fee is equal to (i) 100% of the excess, if any, of the Fund’s Pre-Incentive Fee Net Income for the year which exceeds  an annual hurdle rate of 8.0% of the Fund’s Net Managed Assets, but which is less than 10.0% of the Fund’s Net Managed Assets, and (ii) 20% of the excess, if any, of the Fund’s Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 10.0% of the Net Managed Assets.  The capital gains fee is equal to (i) 20% of (a) net realized capital gains on a cumulative basis from the effective date of the Advisory Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to Fund's Adviser in prior years.  The capital gains fee is only paid after all Members’ capital contributions, plus a cumulative return of 8% on capital contributions not returned to Unitholders, have been repaid by the Fund to the Members.  The section titled “Management” contains a more complete discussion of the management fees.

The management fee is intended to constitute a guaranteed payment as such term is defined in§707(c) of the Code, if the Adviser is a partner.  A guaranteed payment under §707(c) has to be determined without regard to income of the partnership and be for services or the use of capital.  The base management fee and incentive fee should satisfy these requirements based upon the IRS’s interpretation of the requirements, although the ultimate determination would depend on all the facts and circumstances.  Although subject to potential challenge by the IRS, a guaranteed payment ought to be treated as a deductible expense in computing adjusted gross income.  Thus, such amount would not be treated as a miscellaneous itemized deduction.  If not constituting a guaranteed payment, the IRS may contend that the management fee is a deduction under Code §212 for an individual and treated as a miscellaneous itemized deduction.  Miscellaneous itemized deductions for a taxable year are only allowed to the extent that the aggregate of such deductions exceeds 2% of the taxpayer's adjusted gross income.

The IRS recently issued a ruling that considered a management fee paid to an upper tier partnership for managing investments in lower tier partnerships as management fees deductible as miscellaneous itemized deductions.  Thus, if the management fee is not treated as a guaranteed payment deductible in computing adjusted gross income, the IRS may contend that the amounts paid are miscellaneous itemized deductions.

The management fees are incurred with respect to the Fund’s investments, some of which may be passive and others not passive, as discussed above.  Consequently, the management fee will be apportioned between the passive and not passive activities.  The deduction of such fees may be subject to passive activity loss limitations if incurred with respect to passive activities.

The management fee expense may affect the amount of the deduction for investment interest for Unitholders that are not corporations.  The amount allowed as a deduction for investment interest generally can not exceed the net investment income of the taxpayer (other than corporations) for the taxable year.  Investment interest includes interest paid or accrued on indebtedness properly allocable to property held for investment.  Investment interest excludes any interest which is taken into account in computing income or loss from a passive activity.  Property held for investment generally includes property which produces portfolio income and interests in activities involving conduct of a trade or business which is not a passive activity and with respect to which the taxpayer does not materially participate.  Net investment income is investment income less investment expenses.  Investment income generally is income from property held for investment and investment expenses are expenses directly connected with production of investment income.  Investment income and expenses do not include income and expenses from passive activities.  To the extent that the management fee is not incurred with respect to a passive activity, the management fee may be considered an investment expense, and, as such, this portion of the management fee reduces a Unitholder’s net investment income and may reduce the amount of deduction otherwise allowable for investment interest.  Any investment interest disallowed as a deduction under this limitation is carried forward and is treated as investment interest paid or accrued in the succeeding year.

Allocation of Income and Losses

According to Code §701, a partnership under federal income tax law is not itself subject to federal income taxation.  Instead, each of its partners must report its allocable share of the partnership income and is liable for federal income tax on such income in its individual or separate capacity.  The character of any such item to a partner will be the same as it is to the partnership.  The Fund will acquire and dispose of interests in the course of its investment in various companies.  The interests may appreciate during the period of the Fund’s ownership.  It is generally expected that gain or loss recognized from the eventual sale of these interests will generate long-term capital gain or loss.  However, some investments may generate short-term capital gain, which is taxable at the same rates as ordinary income, if held for one year or less. Each partner will be taxed on its distributive share of partnership income even though the equivalent amount of cash may not be distributed to the partner.

Code §704(a) provides that a partner’s distributive share of all income, gain, loss, deduction or credit shall be determined by the partnership agreement.  However, Code §704(b) provides that if the allocation under the partnership agreement does not have “substantial economic effect,” the allocation shall be determined in accordance with the partner’s “interest in the partnership.”  The IRS has promulgated regulations interpreting Code §704(b) (the “704(b) Regulations”) which set standards for ascertaining whether allocations of partnership items have substantial economic effect.

The 704(b) Regulations contain a two-part test for determining whether an allocation has substantial economic effect.  First, it must be determined whether an allocation has economic effect.  If so, a second determination must then be made as to whether the economic effect is substantial.  Under the 704(b) Regulations, allocations of partnership income, gain, loss, deduction or credit will have “economic effect” only if throughout the full term of the partnership:

(i)	the partnership determines and maintains the partners’ capital accounts in accordance with the 704(b) Regulations;

(ii)
upon the partnership’s liquidation (or the liquidation of a partner’s interest in the partnership), liquidating distributions are required to be made in accordance with the positive capital account balances of the partners; and

(iii)
any partner with a deficit in his capital account following the liquidation of his interest in the partnership must be unconditionally obligated to restore the amount of the deficit balance to the partnership, which amount shall be paid to creditors of the partnership or distributed to other partners in accordance with their positive capital account balances (a “deficit capital account makeup provision”).

If the partnership agreement does not provide for a deficit capital account makeup provision, the 704(b) Regulations provide for an alternative economic effect safe harbor.  Under this alternative economic effect test, allocations to a partner will be respected even though the partnership agreement does not impose a deficit capital account makeup provision if items (i) and (ii) above are satisfied and the partnership agreement contains a “qualified income offset” provision.  Under a qualified income offset provision, a partner may not be allocated losses or deductions which result in the partner having a negative capital account and, if such partner unexpectedly receives an adjustment or allocation of loss or deduction or a distribution which results in, or increases, a deficit capital account, such partner will be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible.  If these three tests are satisfied, the allocation will be considered to have economic effect.

Under the 704(b) Regulations capital account maintenance rules, the partnership is to maintain a capital account for each partner, which generally is to be increased by (i) the amount of money and the fair market value of the property contributed by the partner, and (ii) the allocations of partnership income or gain (or items thereof), and decreased by (iii) the amount of money and the fair market value of property distributed to the partner, and (iv) the allocations of partnership deductions or losses (or items thereof).

Allocations to a partner which do not otherwise have economic effect under the rules stated above shall nevertheless have economic effect if a liquidation of the partnership produces the same economic results as would occur if the three requirements first listed above had been satisfied, regardless of the economic performance of the partnership (the “capital account equivalence test”).  Consequently, even if allocations in the partnership agreement are eventually determined not to have economic effect, such allocations will be deemed to have economic effect if the capital account equivalence test is met.

The second determination which must be made is whether the economic effect is “substantial.”  The economic effect of an allocation is substantial if there is a reasonable possibility that the allocation will affect substantially the dollar amounts to be received by the partners from the partnership, independent of tax consequences.  A shift in income tax consequences which is disproportionately large in relation to the shift in economic consequences will result in an allocation which does not have substantial economic effect.

The allocations of losses or deductions to partners attributable to nonrecourse debt (“nonrecourse allocations”) cannot have substantial economic effect because the creditor, rather than the partners, bears the economic risk of such losses. Therefore, the 704(b) Regulations require that nonrecourse deductions be allocated in accordance with the partner’s interest in the partnership.  The 704(b) Regulations provide the following safe harbor rule: nonrecourse allocations are deemed to be made in accordance with partners’ interests in the partnership if (i) partners with deficit capital accounts have an unconditional obligation to restore their capital account deficit or (ii) agree to a qualified income offset provision, and the following criteria are satisfied:

(i)	the two conditions set out above with regard to the maintenance of capital accounts and the provision for liquidating distributions in accordance with positive capital account balances are satisfied;

(ii)
the partnership agreement provides that nonrecourse allocations are made in a manner that is reasonably consistent with allocations which have substantial economic effect of some other significant partnership item attributable to partnership property securing the nonrecourse liabilities;

(iii)	the partnership agreement contains a minimum gain chargeback provision; and

(iv)	all other material allocations and capital account adjustments under the partnership agreement satisfy the 704(b) regulation.

If an allocation does not qualify under this safe harbor, then the allocation must be made in accordance with the partners’ overall economic interests in the partnership.

Nonrecourse allocations are defined as the net increase in partnership “minimum gain” for each taxable year, reduced (but not below zero) by the aggregate distributions of proceeds of a nonrecourse liability made during the year that are allocable to an increase in partnership minimum gain.  Minimum gain is the difference between the amount of a nonrecourse liability securing a property and the adjusted basis of such property. A minimum gain chargeback provision generally requires that in any year in which there is a net decrease in partnership minimum gain, each partner must be allocated items of partnership income and gain equal to that partner's share of the net decrease in minimum gain.  The 704(b) Regulations also provide that a partner’s share of minimum gain is treated as if the partner is obligated to restore such amount to its capital account. The 704(b) Regulations provide that debt held or guaranteed by any partner (or related party) will not be treated as nonrecourse debt.  Accordingly, losses and deductions attributable to such debt must be allocated to the partner holding or guaranteeing the debt (or held or guaranteed party).  Since the Fund might make equity investments in entities which are treated as partnerships for federal income tax purposes, these non-recourse liability provisions could be applicable to liabilities and losses incurred by such entities.

The Fund believes the allocations under the Operating Agreement satisfy the substantial economic effect test.  The Fund’s Operating Agreement generally provides for the maintenance of capital accounts in accordance with the requirements of the 704(b) Regulations.  The Operating Agreement provides for the allocation of Net Profits and Net Losses from Initial Investments, as such terms are defined in the Operating Agreement (net of direct costs associated with the purchase, maintenance and sale of Initial Investments), to be allocated based upon the Members’ capital contributions.  The allocation of Net Profits and Net Losses from Primary Investments, as such terms are defined in the Operating Agreement (net of all of the Fund’s operating expenses), is based upon the Members’ investment percentages, which is generally the Units held by each Member divided by the number of Units outstanding.

The Operating Agreement provides for allocation of the Fund’s income, gain, loss, deductions and credits for federal income tax purposes to be consistent with economic allocations described above and with giving effect to Code §704, and Regulations thereunder, and 706.  The Fund’s Operating Agreement provides that liquidation proceeds from Initial Investments are distributed according to capital contributions and liquidation proceeds from other assets are distributed in accordance with the Members’ investment percentages.

The Operating Agreement does not contain a deficit capital account makeup provision.  The Operating Agreement contains a “minimum gain chargeback” provision.  The Operating Agreement contains a “qualified income offset” provision.  Nonrecourse deductions are to be allocated under the Operating Agreement to the Member who bears the economic risk of loss with respect to the partner nonrecourse debt to which such partner nonrecourse deductions are attributable in accordance with Code §704 and Regulations promulgated thereunder.

The Fund believes that the allocations of income and loss under the Fund’s Operating Agreement have economic effect because such allocations satisfy the capital account equivalence test.  In addition, the allocations are anticipated to affect substantially all the dollar amounts to be received by the investors from the Fund independent of tax consequences.  Consequently, the Fund believes such allocations have substantial economic effect.

Thus, no assurance exists that the IRS will not challenge allocations under the Fund’s Operating Agreement on the grounds that they lack substantial economic effect.  If such a challenge was successful, items of income, gain, loss and deduction of the Fund would be reallocated for U.S. federal income tax purposes to Members in accordance with a determination of their respective interests in the Fund.  It is possible that such a reallocation would be less favorable to certain Members, resulting in a reduction in the amount of net loss or an increase in the amount of net income allocated to such Members.

If its allocations do not have substantial economic effect, the IRS would allocate according to Members’ interests in the Fund.  According to Regulations, a Member’s interest signifies the manner in which partners have agreed to share economic benefit or burden, if any, corresponding to the income, gain, loss, deduction, or credit (or item thereof) being allocated.  This determination may or may not correspond to the overall economic arrangement of the partners and takes into account all facts and circumstances. In particular, the factors include, without limitation, partners’ relative contributions, interests in economic allocations of profits and losses (if different from allocations for tax purposes), interest of partners in cash flow and other non-liquidation distributions, and rights of the partners to distributions of capital upon liquidation.

Adjustment to Capital Accounts.  The Fund’s Operating Agreement provides that the Members’ capital accounts will be adjusted to reflect unrealized appreciation or diminution in the value of Fund property (a “Revaluation”) in accordance with Regulation §§1.704-1(b)(2)(iv)(f) and 1.704-1(b)(2)(iv)(g).  Where a fair market value adjustment has been made, the capital accounts of the Fund must be maintained on a book basis instead of a tax basis.  Under the 704(b) Regulations, allocations of items of income, gain, loss and depreciation are made on a book basis (i.e., on the basis of the adjusted values).  The allocation of such items for tax purposes is based upon the book allocation of such items, adjusted to reflect the difference in book and tax basis.  This could result in allocations of items of income, gain, loss and deduction for federal income tax purposes among the members not being in accordance with the general allocation provisions.

Transfer of a Unit in the Fund

The sale or exchange of a Unit in the Fund by a Member generally would result in the recognition of capital gain or loss equal to the difference between the Member’s tax basis in the Unit and the amount of consideration received.  A portion of such gain or loss may be recharacterized as ordinary income or loss to the extent attributable to the Member’s indirect share of certain assets of the Fund or of companies in which the Fund invests that are treated as partnerships for federal income tax purposes.  Such assets include, without limitation, unrealized receivables and appreciated inventory.  The term inventory includes, without limitation, property held for sale to customers in ordinary course of business, property the sale or exchange of which would be considered other than a capital asset and other than property described in Code §1231 (generally, any property the sale or exchange of which would give rise to ordinary income), and property held by the Fund or such entities which, if held by selling Member, would be considered such property.

Alternative Minimum Tax

The Fund’s investments in companies treated as partnerships for U.S. federal income tax purposes may result in the Members being allocated items of tax preference or other adjustments under the alternative minimum tax, which may have an impact on a Member’s potential liability for alternative minimum tax.

Administrative Treatment of Partnership Tax Items

The Fund’s federal income tax returns can be subject to audits by the IRS. Adjustments resulting from such audits may result in adjustments to the Members’ tax returns related to the operations of the Fund and/or audits of the Members’ returns. Such an audit of a Member’s tax return could result in adjustments to the partner’s non- Fund taxable income or loss.  In addition, the Fund might invest in companies treated as partnerships for U.S. federal income tax purposes.  An audit or adjustment to the taxable income of such a company may result in an adjustment to the Fund’s tax return and, concomitantly, the Members’ federal income tax returns.

Audit adjustments to the tax treatment of partnership items of income, gain, loss, deduction, and credit and related litigation are generally handled in a unified partnership level proceeding rather than in separate proceedings with each member.  The IRS will deal with the Fund’s “tax matters partner” (the “TMP”) with respect to its tax matters.  The Fund’s Operating Agreement designates the Fund’s TMP and the TMP has the power to represent all partners before the IRS with respect to Fund items.  Generally, all partners will be entitled to receive notice from the IRS of audits of a partnership’s returns and of the results thereof.

The TMP generally will not be able to bind any Member to a settlement agreement; however, only one judicial proceeding to contest a partnership’s tax adjustment will be permitted. The TMP or certain partners may institute such a proceeding.  All Members will be bound by a decision entered in a judicial proceeding involving a partnership tax adjustment.

Notwithstanding the above, the IRS may assess a deficiency without conducting an administrative proceeding at the Member level against any partner whose treatment of an item on his individual return is inconsistent with the treatment of that item on the Fund’s federal income tax return, unless the partner files a statement with the IRS identifying the inconsistency. In the event an item is treated inconsistently and a statement is not filed, the IRS may assess and collect the additional tax necessary to make the partner’s treatment of the item consistent with the Fund’s treatment of the item.

Interest and Penalties

Interest.  If the Fund or an entity in which the Fund invests is treated as a partnership for U.S. federal income tax purposes is audited by the IRS and adjustments are made to the Fund’s or such entity’s returns, income tax deficiencies may result or be asserted against the Members.  Interest will be due on such deficiencies from the due date of such Member's federal income tax return (without regard to any extension) for the year of adjustment.

Accuracy Related Penalties.  The Code provides for an accuracy related penalty equal to 20% of the portion of the underpayment to which such penalty applies.  The accuracy related penalty applies to the portion of any understatement which is attributable to certain taxpayer actions, including one or more of the following: (i) negligence or disregard of rules and regulations; (ii) any substantial understatement of income tax; or (iii) any substantial valuation misstatement.  For this purpose, “negligence” includes any failure to make a reasonable attempt to comply with the Code, and “disregard” includes any careless, reckless or intentional disregard.  A “substantial understatement of income tax” exists for most taxpayers if the amount of the understatement for any taxable year exceeds the greater of (i) 10% of the tax required to be shown on the return or (ii) $5,000.  C Corporations have a substantial understatement if the understatement exceeds the lesser of (i) 10% of the tax required to be shown on the return, or, if greater, $10,000 and (ii) $10 million.

The understatement amount for “substantial understatement” purposes is reduced by the portion attributable to (i) any item if there is or was substantial authority for such treatment, or (ii) any item where (a) the relevant facts are adequately disclosed on the return and (b) there is a reasonable basis for the tax treatment of such item by the taxpayer (and, if a corporation, clearly reflects income).  This reduction rule does not apply to any item attributable to a tax shelter.  A “tax shelter” means a partnership or other entity, any investment plan or arrangement, or any other plan or arrangement, if a significant purpose of such partnership, entity, plan, or arrangement is the avoidance or evasion of federal income tax.  As indicated above, a taxpayer does not need to disclose a position on a return to avoid a penalty if the taxpayer had substantial authority.

In 2008, Congress amended the return preparer penalty provisions so that a return preparer may be exposed to a penalty if the preparer (i) prepares any return or claim of refund with respect to which any part of an understatement of liability is due to a position described in the following sentence and (ii) the preparer knew or reasonably should have known of the position.  The position described in the preceding sentence is: (a) Except as otherwise provided in (b) and (c), a position is described in the preceding sentence unless there is or was substantial authority for the position; (b) if the position was disclosed and is not a position to which (c) applies, the position is described in the preceding sentence unless there is a reasonable basis for the position; (c) if the position is with respect to a tax shelter or a reportable transaction to which Code Section 6662A applies, the position is described in the preceding sentence unless it is reasonable to believe that the position would more likely than not be sustained on its merits.  No penalty is imposed on the preparer under this provision if the preparer acted in good faith and if reasonable cause for the understatement is shown.  Accordingly, a conflict may exist between a taxpayer and its preparer as to an item that may need to be disclosed in order for such person to avoid potential penalties.

A substantial valuation misstatement occurs if the value of any property (or the adjusted basis) is 150% or more of the amount determined to be the proper valuation or adjusted basis.  The penalty doubles to 40% in the case of a gross valuation misstatement, which occurs if the property’s valuation (or the adjusted basis) is overstated by 200% or more.  No penalty will be imposed unless the underpayment attributable to the substantial valuation misstatement exceeds $5,000 ($10,000 in the case of a C corporation).  No accuracy related penalty is imposed on a portion of the understatement if the taxpayer has reasonable cause for the portion and the taxpayer acted in good faith with respect to such portion.

Code §6662A provides an accuracy related penalty for understatements attributable to any “listed transaction” or any “reportable transaction” with a significant tax avoidance purpose.  Both a “listed transaction” and a “reportable transaction” are defined by reference to Code §6707A(c), which in turn refers to the regulations under Code §6011.  The penalty is generally 20% of the understatement if the taxpayer discloses such transaction, and 30% if the transaction is not disclosed.

The accuracy related penalty for listed transactions and reportable transactions can be avoided with respect to any portion of the understatement if (i) it is shown there was a reasonable cause for that portion of the understatement and the taxpayer acted in good faith, (ii) the relevant facts affecting the taxpayer’s treatment are adequately disclosed in accordance with the regulations, (iii) there is or was substantial authority for the taxpayer’s treatment of the item, and (iv) the taxpayer reasonably believed the treatment of the item was more likely than not proper.

The Fund currently anticipates that it will not be a “tax shelter” as defined under these accuracy related penalty rules.  In addition, the Fund currently anticipates that its investments will not result in the Fund being deemed to participate in a listed transaction or reportable transaction.  However, these rules are broad and highly technical, and no assurance can be given that the IRS would not attempt to treat the Fund as a tax shelter or that the IRS would not attempt to deem the Fund's investments as listed or reportable transactions, or that such attempts would not be successful.  See “Reportable Transactions; Non-Deductible Interest” below.

Reportable Transactions; Non-Deductible Interest.  Entirely independent of the accuracy related penalties described above, an additional penalty is imposed on taxpayers who fail to disclose a reportable transaction or listed transaction.  The amount of the penalty is as follows: for natural persons, $10,000 for a reportable transaction and $100,000 for a listed transaction; for all other taxpayers, $50,000 for a reportable transaction and $200,000 for a listed transaction.

The IRS has issued regulations that identify reportable transactions:

(i)
listed transactions, which are (a) abusive transactions that the IRS has identified by notice, regulation, or other published guidance or (b) transactions that are expected to obtain the same or substantially similar tax consequences;

(ii)	confidential transactions, which are transactions in which a paid advisor limits the taxpayer’s disclosure of the tax treatment or tax structure of the transaction;

(iii)
transactions with contractual protection, in which (a) the taxpayer’s fees are contingent on achieving the intended tax consequences, or (b) the taxpayer has a right to a full or partial refund of fees if the expected tax consequences are not sustained;

(iv)
excessive loss transactions, which are transactions that (a) are not included in the “angel list” of acceptable transactions in Rev.  Proc.  2004-66, and (b) result in a deductible loss exceeding: $10 million for a single tax year (or $20 million in any combination of years), if the taxpayer is a corporation or a partnership with only corporate partners; $2 million in a single tax year (or $4 million in any combination of years), if the taxpayer is a partnership, S corporation, individual or trust; or $50,000 in a single tax year if the loss arises from certain foreign currency transactions and the taxpayer is an individual or trust; and

(v)
transactions of interest, which is a transaction that is the same as or substantially similar to one of the types of transactions that the Service has identified by notice, regulation or other form of written guidance as a transaction of interest.

Taxpayers, including corporations, are also barred from deducting interest paid or accrued on any underpayment of tax that is attributable to an understatement arising from an undisclosed listed transaction or from an undisclosed reportable transaction.  Although the Fund currently anticipates that it will not participate in listed or reportable transactions, the Fund will comply with the laws in all respects and will make such filings and disclosures as the Fund and its advisors determine are appropriate or required.

Federal Income Tax Considerations for Tax-Exempt Investors

Taxation of Income from Company.  Employee benefit plans and most other tax-exempt organizations, including individual retirement accounts and other retirement plans, generally are exempt from federal income tax.  However, certain of these organizations are subject to federal income tax on unrelated business taxable income (“UBTI”).

Due to the nature of its investments and its investment strategy, the Fund does not anticipate generating UBTI.  However, in particular, indebtedness incurred by the Fund or by entities in which the Fund invests that are treated as partnerships for U.S. federal income tax purposes may give rise to debt-financed income, which is UBTI.  The Fund does not intend to incur debt to acquire its investments.  The entities in which the Fund invests might incur debt in their operations, although the Fund does not anticipate its investments will generate UBTI.  For these purposes, the determination of whether property is debt-financed property requires taking into account the debt against the property throughout the twelve month period preceding the sale or exchange.  Thus, in computing the UBTI under the debt-financed property rules, a tax-exempt investor will have to take into account, in addition to its own debt, both (i) the debt incurred by the Fund and (ii) the inside debt incurred by the portfolio investment, if such entity is treated as a partnership for U.S. federal income tax purposes.  The Fund may have difficulty in determining the amount of the debt incurred by the portfolio company in computing the portion of the gain or loss which is treated as gain or loss attributable to debt-financed property.

Code §512 generally allows a deduction of $1,000 in computing the amount of UBTI subject to income tax.  Thus, if the amount of UBTI is sufficient, an otherwise tax-exempt entity may be subject to federal income tax on a portion of its share of the Fund’s income, as well as state and local taxes.  Accordingly, tax-exempt investors, including employee benefit plans and other tax-exempt organizations, should consult with their tax advisors regarding the potential implications of investing in the Fund.

Excess Business Holdings. Private foundations may be subject to an excise tax if the private foundation has any excess business holdings.  Code §4943 generally imposes an excise tax on a private foundation’s excess business holdings in a business enterprise during a tax year.  For these purposes, a private foundation’s excess business holdings include certain business holdings of the foundation's disqualified persons, which generally include substantial contributors, foundation managers, certain owners of substantial contributors, certain organizations owned by disqualified persons and certain related foundations.

Generally, a business holding will not be excess unless more than 20% of a business enterprise is owned, although in certain circumstances the ownership will not be excess unless more than 35% is owned.  These rules apply not only to the ownership of corporation stock, but also to interests in partnerships, joint ventures and trusts.  The ownership percentage generally is determined based upon the ownership of voting stock of corporations and profits interests of partnerships.  In determining a private foundation’s or disqualified person’s ownership, the Code and regulations apply certain attribution rules, including treating stock or other interests owned, directly or indirectly, by or for a corporation, partnership, estate or trust as owned proportionately by or for its shareholders, partners or beneficiaries.  However, any interest in a business enterprise owned by a corporation that is actively engaged in a trade or business generally is not deemed constructively owned by its shareholders, unless the corporation is involved in certain prohibited transactions as defined in the regulations.  A corporation is not considered actively engaged in a trade or business if the assets used in the trade or business are insubstantial when compared to its passive holdings or the trade or business is not a business enterprise because it is a functionally related business or derives at least 95% of its gross income from passive sources, as discussed below.

The term “business enterprise” is broadly defined to include the active conduct of a trade or business, including any activity that is regularly carried on for the production of income from the sale of goods or the performance of services, and that constitutes an unrelated trade or business.  The term “business enterprise” generally does not include a functionally related business, a program-related investment or a trade or business at least 95% of the gross income of which is derived from passive sources, including dividends, interest, annuities, royalties, certain rental income, gain or losses from sales, exchanges or other disposition of non-inventory property and income from the sale of goods, if the seller does not manufacture, produce, physically receive or deliver, negotiate sales of, or keep inventories in the goods.

With respect to a private foundation’s investment in the Fund, the Fund likely will not constitute a business enterprise, since its income should be derived primarily from passive sources.  Thus, the Fund’s investors which are private foundations likely will not be subject to the excise tax for excess business holdings with respect to the private foundations' investments in the Fund.  With respect to the Fund’s investments, the Members will be treated as owning a proportionate share of such respective investments, based on their percentage ownership.  A private foundation could be subject to the excess business holdings excise tax if such portfolio company ownership by the private foundation and disqualified persons with respect to the foundation exceeds 20% (or 35%, if applicable).

Tax Information

Following the Fund’s receipt of Schedule K-1s from its partnership investments, the Fund will prepare its partnership tax return.  The Fund will then annually provide members with a Schedule K-1 which will include a breakdown by state to assist in any necessary state filings. Additionally, if requested, the Fund will also provide the following information to respective members:

•	A member’s actual tax basis following the preparation of the Fund’s tax return and the member’s Schedule K-1s.

•
An estimate of a Member’s tax basis prior to calculating the actual tax basis.  This estimate will be prepared on a best-efforts basis and be based on the best available information at the time; it may vary materially from a member’s actual tax basis for the year.

•
Certain information to assist in reporting UBTI, including estimates of the percentage of debt-financed property. The calculation of the Fund’s estimated debt-financed property will be complex and based on the best available information to the Fund. There can be no assurance that the Fund’s calculations will be accepted by the IRS.

The Fund will use its best efforts to provide Members tax information in a timely manner. However, the timing of the Fund Fund’s distribution of Schedule K-1s and a Member’s actual year-end tax basis will depend in part on when the Fund receives Schedule K-1s from any portfolio investments which operate as partnerships.  As such, the Fund may not receive Schedule K-1s from such investments in a sufficient timely manner to enable the Fund to prepare the Members’ Schedule K-1 in time for Members to file their own tax returns without requesting a filing extension from the IRS or state or local taxing authorities.  Accordingly, Members may be required to obtain extensions of time for filing their tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations.

State and Local Taxes

In addition to federal income tax consequences, prospective investors may have state and local tax consequences with respect to their investment in the Fund.  Since the companies in which the Fund will invest will likely operate in several states, the investor may have state and local tax reporting in any state in which these portfolio companies operate.  A prospective investor is advised to consult with its own tax counsel as to the state and local tax consequences.  Certain states may require withholding of state income tax with respect to a Member of the Fund or an investor in such portfolio companies, even if there is no distribution of cash.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Regulations in effect as they directly govern the taxation of the Fund and its Unitholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Unitholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

REGULATION

Upon the effectiveness of our registration statement, of which this Prospectus is a part, we will have elected to be regulated as a BDC under the 1940 Act and accordingly will be subject to the regulations and restrictions described below.  A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them.  A BDC generally provides unitholders with the ability to retain the liquidity of a publicly traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of our Board consist of Independent Directors.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.  Generally speaking, these assets will comprise our “Target Investment Securities,” and the principal categories of qualifying assets relevant to our proposed business are the following:

●
Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company.  An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

●	is organized under the laws of, and has its principal place of business in, the United States; and
●	is not an investment company (other than an SBIC which is wholly-owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and
●	satisfies any of the following:

●	does not have any class of securities with respect to which a broker or dealer may extend margin credit;
●	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company;
●	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
●
does not have any class of securities listed on a national securities exchange; except that an eligible portfolio company may have a class of securities listed on a national securities exchange, so long as its market capitalization—computed by use of the price at which the issuer’s common equity was last sold, or the average price of the bid and asked prices of such common equity, in the principal market for such common equity as of a date within 60 days prior to the date of acquisition by the BDC—is below $250,000,000.

●	Securities of any eligible portfolio company that we control.

●	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

●
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

●	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

●	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

●
Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly-owned by the BDC) or a company that would not be an investment company but for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase, we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us at any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuer’s outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above.  These investments may include, among other things, investments in high-yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets (however, we do not intend to invest more than 10% in publicly-held equity securities).  If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets.  See “Risk Factors — Risks Related to Our Operations -- If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

Under the 1940 Act, a BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above.  However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) “significant managerial assistance,” as defined in the 1940 Act.  Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance.  We anticipate offering to provide significant managerial assistance to each of our private investment portfolio companies.  In addition, we may charge for providing such managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.  There is no other percentage restriction on the proportion of our assets that may be so invested.  We intend to meet the 70% test with our Initial Investments.

Determination of Net Asset Value

The net asset value per outstanding Unit will be determined quarterly, as soon as practicable after, and as of the end of, each fiscal quarter.  The net asset value per Unit will be equal to the value of our total assets minus total liabilities and any preferred securities outstanding, divided by the total number of Units outstanding at the date as of which such determination is made.  Fair value will be determined in good faith by our Board of Directors pursuant to a valuation policy.  See “The Fund—Investment Valuation—Valuation Process” below, and “Determination of Net Asset Value” in the SAI.

Senior Securities (Leverage); Asset Coverage Ratio

We do not intend to borrow money or issue any preferred securities.  We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of securities senior to our Units if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance.  Under the 1940 Act asset coverage test, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock).  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our unitholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with any issuance of debt or senior securities, which is referred to as “leverage,” see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities.  We do not have, and do not anticipate having, outstanding derivative securities relating to our Units.

Codes of Ethics

We and our Adviser are each required to maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Codes of Ethics.

Privacy Principles

We are committed to maintaining the privacy of our unitholders and safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our unitholders, although certain non-public personal information of our unitholders may become available to us.  We do not disclose any non-public personal information about our unitholders or former unitholders to anyone, except as required by law or as is necessary in order to service unitholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our unitholders to employees of our Adviser who have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our unitholders.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures.  Jim Thorp has been appointed by our Board of Directors to serve as our Chief Compliance Officer.

Securities Exchange Act Compliance

Upon the effectiveness of our registration statement of which this Prospectus is a part, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items.  In addition, beginning with our annual report for our first fiscal year following the filing of our first annual report under the Exchange Act, we will be subject to the provisions of SOX requiring reports on Section 404 internal controls over financial reporting.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
●	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
●
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

●
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SOX requires us to review our current policies and procedures to determine whether we comply with SOX and the regulations promulgated thereunder.  We will continue to monitor our compliance with all regulations that are adopted under SOX and will take actions necessary to ensure that we so comply.

Withdrawal

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act.  The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.  We will, as required by the 1940 Act, maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.  We will not protect any Director, officer, investment adviser or underwriter against any liability to our unitholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or performance of its duties, as applicable.

State Registration Matters

In addition to registering this offering under the Securities Act, we are also registering this offering under the securities laws of several states.  We will not offer our Units in any of the following states until our registration statement has become effective in those jurisdictions.  We anticipate such effectiveness to coincide with the effectiveness of this registration statement under the Securities Act.  The following table lists the states in which we are registering the sale of our Units, and the amount of Units we are registering in each such state.

Jurisdiction	Number of Class A Units Registered	Aggregate Sales Price of Class A Units	Number of Class B Units Registered	Aggregate Sales Price of Class B Units	Total Offering Sales Price

Iowa	2,800,000	$35,000,000	2,800,000	$15,000,000	$50,000,000
Minnesota	800,000	$10,000,000	160,000	$2,000,000	$12,000,000
Illinois	360,000	$4,500,000	160,000	$2,000,000	$6,500,000
Nebraska	240,000	$3,000,000	160,000	$2,000,000	$5,000,000
Ohio	240,000	$3,000,000	160,000	$2,000,000	$5,000,000
South Dakota	200,000	$2,500,000	160,000	$2,000,000	$4,500,000
Missouri	200,000	$2,500,000	160,000	$2,000,000	$4,500,000
North Dakota	200,000	$2,500,000	160,000	$2,000,000	$4,500,000
Wisconsin	160,000	$2,000,000	160,000	$2,000,000	$4,000,000
Indiana	160,000	$2,000,000	160,000	$2,000,000	$4,000,000
Totals:	5,360,000	$67,000,000	2,640,000	$33,000,000	$100,000,000

DESCRIPTION OF UNITS

Terms Applicable to All Classes of Units

Under our Operating Agreement, consistent with the Delaware Limited Liability Company Act (the “Delaware Act”), our Board is authorized to issue an unlimited number of Units, and, subject to the limitations of the 1940 Act, may issue preferred securities having terms established by the Board.  As of November 30, 2009, we had no Class B Units outstanding, 54,348 Class A Units issued and outstanding, in addition to a warrant outstanding for the purchase of an additional 119,565 Class A Units.  Our Operating Agreement authorizes our Board of Directors, without any action by our unitholders, to classify and reclassify any unissued Units and preferred securities into other classes or series of securities from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and other distributions, qualifications and terms or conditions of redemption for each class or series.  Although there is no present intention of doing so, we could issue a class or series of securities that could delay, defer or prevent a transaction or a change in control that might otherwise be in our unitholders’ best interests.  Under the Delaware Act, our unitholders generally are not liable for our debts or obligations.

We do not intend to issue any preferred securities.  In the event we did, such securities would be subject to a number of limitations under the 1940 Act.

The following table provides information about our outstanding equity capital as of November 30, 2009:
Title of Class	Amount Held by the Fund or for its Account	Amount Outstanding
Class A Units	0	54,348

All Units offered by this Prospectus will be duly authorized, fully paid and nonassessable.  Our unitholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions.  Our unitholders are also entitled to share ratably in the assets legally available for distribution to our unitholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities.  These rights are subject to the preferential rights of any other class or series of our equity capital (though we presently only have one class of equity outstanding and do not intend to issue any preferred securities).

In the event that we have preferred securities outstanding, and so long as we remain subject to the 1940 Act, holders of our Units will not be entitled to receive any net income of or other distributions from us unless all accumulated distributions on preferred securities have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred securities and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding Unit entitles the holder to one vote on all matters submitted to a vote of our unitholders, including the election of Directors (if an election is authorized by the Board).  The presence in person or by proxy of the holders of our Units entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our unitholders.  Our Operating Agreement provides that if there is an election for a Director (which would only occur if our Board determined to have Members vote on a directorship), each Director shall be elected by the affirmative vote of the holders of a majority of the Units outstanding and entitled to vote thereon.  There will be no cumulative voting in the election of Directors.  Consequently, at any meeting, if any, of our unitholders, the holders of a majority of the outstanding Units entitled to vote will be able to elect all of the Directors if so entitled.  A meeting of the unitholders may be called at any time by the unitholders of the Fund holding in the aggregate not less than fifty-one percent (51%) of the outstanding units of the Fund.  However, the Bylaws and the Operating Agreement do not provide for an annual meeting of unitholders.  The Board of Directors has the sole discretion to call a meeting at which directors are elected.  Thus, the system of succession of directors provided by the Operating Agreement makes it very likely that incumbent directors will retain their positions through the life of the Fund and will prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our unitholders.  In addition, pursuant to our Operating Agreement and the Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect Directors.

Holders of our Units have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities.  All of our Units have equal distribution, liquidation and other rights.

If we offer additional Units, the offering will require approval of our Board of Directors and, so long as we remain subject to the 1940 Act, the offering will be subject to the requirement that without unitholder approval, Units may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances, including in connection with an offering to our existing unitholders.

Terms Applicable to Only Class A Units

In addition to the terms discussed above, Class A Unitholders must fund 100% of their capital contribution upon subscribing for Class A Units and will not be obligated to contribute any additional capital to the Fund.  Class A Unit holders will be issued the number of Class A Units equal to their capital contribution at subscription.

Terms Applicable to Only Class B Units

In addition to the terms discussed above, holders of our Class B Units only fund 3% of their total capital commitment upon subscribing for Class B Units.  Class B Unitholders will be issued the number of Class B Units equal to their total capital commitment at the time of subscription.  Class B Unitholders will be required to fund the pro-rata share of their remaining commitments when issued a notice for Fund expenses and investments.  Failure to fund such capital calls may result in (i) interest being charged on any outstanding amount not funded; (ii) forfeiture of all Class B Units held; (iii) required sale of Class B Units; and/or (iv) repayment of distributions received by the defaulting Class B Unitholder which are in excess of the proportion all Members’ cash contributions bears to distributions received.

SUMMARY OF OUR OPERATING AGREEMENT

An investor’s rights in the Fund will be established and governed by the Operating Agreement.  A prospective investor and his or her advisors should carefully review the Operating Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

Members; Additional Classes of Interests

Eligible investors who subscribe for Units and are admitted to the Fund by the Board will become Members of the Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Units offered in this Prospectus.

 Liability of Members

Under the Delaware Act and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of the value of such Member’s interest in the Fund.

 Limitation of Liability

The Operating Agreement provides that the Directors and officers of the Fund and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

 Power of Attorney

In subscribing for Units, a Member will appoint the Adviser as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the maintenance of the Fund as a limited liability company under the Delaware Act or signing all instruments effecting authorized changes in the Fund or the Operating Agreement. This power of attorney, which will be contained in the Subscription Agreement, is a special power of attorney and is coupled with an interest in favor of the Adviser and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member’s Units, except that when the transferee has been approved by the Fund for admission as a substitute Member.

 Amendment of the LLC Agreements

The Operating Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.9, and 8.10 of the Operating Agreement and as required under the 1940 Act.

Certain Change of Control Provisions

The Operating Agreement includes provisions (i) prohibiting the transfer of a Unit in whole or in part to any person or entity without the express written consent of the Board; (ii) authorizing the Board to amend the Operating Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.9, and 8.10 of the Operating Agreement and as required under the 1940 Act); and (iii) allowing for the removal of a Director from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Units then entitled to vote for the election of such Director.  These provisions could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of our Board.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

 Term, Dissolution and Liquidation

The Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (ii) as required by the Delaware Act or any other applicable law.  Upon the occurrence of any event of dissolution of the Fund, the Board or the Adviser, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in Section 6.2 of the Operating Agreement.

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to its Members) including actual or anticipated liquidation expenses (including legal and accounting expenses incurred in connection therewith and amounts, if any, owed to Affiliates of the Company); (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; (iii) income received by the Company from Initial Investments, net of any costs directly incurred by the Company to purchase such Initial Investment, which has not been distributed to Members as distributions, shall be distributed to Members and their legal representatives according to each Member’s respective capital contributions percentage (the Member’s capital contributions divided by the aggregate amount of all Member’s capital contributions); and (iv) made by the company finally to such Members in accordance with the positive balances in their respective capital accounts as determined after taking into account all adjustments to capital accounts for all periods.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “Certain U.S. Federal Income Tax Considerations.”

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain U.S. Federal Income Tax Considerations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will operate as BDC under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, the Adviser is not a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in the Fund, solely by reason of the Plan’s investment in the Fund.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (i) the investment by such Plan interest holder in the Fund is prudent for the Plan  (taking into account any applicable liquidity and diversification requirements of ERISA); (ii) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (iii) none of the Adviser nor any of its affiliates has acted as a fiduciary under ERISA with respect to such purchase; (iv) no advice provided by the Adviser or any of its affiliates has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (v) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR RESPECTIVE AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE UNITS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

__________________, serves as our independent registered public accounting firm.  _____________ will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities and other assets are held under a custody agreement with ___.  The transfer agent and registrar for our Units is ____.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Omaha, Nebraska.  Certain legal matters in connection with the offering will be passed upon for the Selling Agents by __.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Units offered by this Prospectus. The registration statement contains additional information about us and our Units being offered by this Prospectus.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act.  You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this Prospectus forms a part, and the related exhibits and schedules thereto, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

5,360,000 Class A Units                                                 2,640,000 Class B Units

Zea Capital Fund LLC
_______________

PROSPECTUS
_______________

        _____, 2009

Through and including ___, 2009 (the 25th day after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL
INFORMATION DATED December 21, 2009

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (and in certain cases, various states) is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Zea Capital Fund LLC
STATEMENT OF ADDITIONAL INFORMATION
December 21, 2009

Zea Capital Fund LLC, a Delaware limited liability company (the “Fund,” “we” or “us”), is a non-diversified, closed-end management investment company that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  We are managed by AAVIN Equity Advisors, LLC (“AAVIN” or the “Adviser”), which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

This Statement of Additional Information (“SAI”), relating to the Fund’s Units, does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated December 21, 2009.  This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund’s Units, and investors should obtain and read the Fund’s Prospectus prior to purchasing the Fund’s Units.  A copy of the Prospectus may be obtained without charge from the Fund by calling (319) 366-0456.  You also may obtain a copy of the Fund’s Prospectus on the SEC’s web site (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.  Capitalized terms not defined herein are used as defined in the Prospectus.  This SAI is dated December 21, 2009.

USE OF PROCEEDS

The net proceeds from the sale of shares of our Units in this offering (assuming the price per unit set forth on the front cover of the Prospectus) will be approximately $__ million after deducting both the sales load and offering expenses, totaling approximately $__, paid by us.  The amount of the sales load is based upon a Placement Agent fee of __% per unit.  However, the sales load is __% per unit for Units sold to persons who are persons who are members of the Iowa Corn Growers Association (“ICGA”) prior to investors’ purchase of the required membership fee.  To the extent we sell all of the Units to persons who are members of the ICGA before the purchase of the membership fee, our net proceeds from this offering would be higher because of the lower sales load, up to a maximum of approximately $__ million.

We anticipate that substantially all of the net proceeds of this offering will be invested or reserved for investment, as described below, within four to six years after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds.  We intend to reserve at our discretion amounts we deem necessary for follow-on investments in that portfolio company to meet later needs of that company.  Some of these additional financings may continue for a number of years after our initial investment in a portfolio company.  We have not allocated any portion of the net proceeds of this offering to any particular private investment.

Because it will take us longer to make our portfolio company investments than the typical publicly-held closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in temporary investments, which will include cash, treasury bills and similar liquid investments for projected initial investment needs and expenses, as well as debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments (collectively, the “Initial Investments”).  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act within two years of the closing of this offering.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

Our investment objective is to achieve long-term capital appreciation from investing primarily in privately-issued common stock, preferred stock and subordinated debt with equity features, such as warrants or conversion privileges, issued by privately-held companies located primarily in the underserved Middle America region of the United States, including the states of Iowa, Colorado, Michigan, Wisconsin, Minnesota, Indiana, Ohio, Illinois, Missouri, Kansas, Nebraska, Kentucky, Texas, Tennessee and the Dakotas, with a concentration in the upper Midwest.

The securities we intend to invest in (the “Target Investment Securities”) include (i) preferred equity securities, (ii) common equity securities such as common stock, and (iii) debt instruments which may be subordinate to the rights of a portfolio company’s senior lender, or, in the case of mezzanine debt, contain equity conversion features.

Investment Policies

We will primarily invest the net proceeds in the Target Investment Securities of privately-held companies having revenues up to $50 million annually.  Our investments will be made according to the following nonfundamental investment policies which have been adopted by our Board of Directors:

● Consistent with our BDC limitations, under normal economic conditions, we intend to invest 50% to 80% of our assets in the upper Midwest region of the United States.

● Under normal economic conditions, we intend to invest 40 to 60% of our assets in buyout and recapitalization transactions (the “Buyout/Recap Stage”).  Companies in the Buyout/Recap Stage are established companies with a history of generating profit and cash flow.  These investments may be in subordinated debt, equity, or a combination of securities.  The Fund (possibly in concert with other investors) will usually (but not always) take a control position in these transactions, and Buyout/Recap Stage deals will often involve additional leverage beyond our investment.

● Under normal economic conditions, we intend to invest 40 to 60% of our assets in later stage growth transactions (the “Later Stage Growth”).  Later Stage Growth companies have proven their ability to generate sales but may not yet be profitable or able to generate sufficient cash flow to fund their growth.  These investments will typically be in equity because these companies do not have the cash flow to service their debt.  Later Stage Growth companies must have a plan for achieving profitability within approximately two years, and we will usually take minority positions in these transactions.

● Under normal circumstances and subject to our BDC limitations, we intend to invest up to 100% of our portfolio in restricted securities purchased directly from issuers, all of which may be illiquid securities.  We intend to invest primarily in preferred equity securities, but may also invest from time to time in (i) debt securities such as senior debt, subordinated junior and mezzanine debentures and other non-secured debt or convertible debentures and/or (ii) common equity securities, such as common stock.

● Under normal circumstances and subject to BDC limitations, we will not invest more than 25% of our total assets in the securities of any single issuer.

The following are our fundamental investment limitations set forth in their entirety. We may not:

●
issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to issue senior securities, provided its asset coverage is sufficient) (see “Regulation—Senior Securities (Leverage); Asset Coverage Ratio” in our Prospectus);

●
borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to borrow money, provided its asset coverage is sufficient) (see “Regulation—Senior Securities (Leverage); Asset Coverage Ratio” in our Prospectus);

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to make loans to officers to purchase its securities as part of an executive compensation plan or to companies under common control with the BDC);

●	invest more than 25% of our total assets in any single industry subsector, as classified by the 2007 North American Industry Classification System (NAICS) issued by the U.S. Census Bureau;

●
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933 (the “Securities Act”) in the disposition of restricted securities held in our portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage we might borrow (though we have no plans to do so).  Our Board of Directors may change our nonfundamental investment policies without unitholder approval and will provide notice to unitholders of material changes (including notice through unitholder reports).  Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Leverage

We do not intend to borrow money or issue any senior securities.  However, we will have the right, if we believe that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act.  The use of leverage creates an opportunity for increased income and capital appreciation for Common Unitholders but at the same time creates special risks that may adversely affect Common Unitholders.  Because our Adviser’s fee is based upon a percentage of our total assets, which includes borrowing proceeds, our Adviser’s fee will be higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our Common Unitholders, who will bear the costs and risks of our leverage.  There can be no assurance that a leveraging strategy, if employed, would be successful during any period in which it is used.  The use of leverage involves risks, which can be significant.

We do not anticipate utilizing interest rate transactions for hedging purposes to attempt to reduce the interest rate risk arising from our potential use of leverage.

Portfolio Turnover

We intend to deploy the proceeds of this offering as described above, harvest such investments when prudent, distribute net proceeds from such dispositions to our Members, then wind down the Fund upon final disposition of our investments.  We intend to structure our portfolio company investments to remain outstanding for approximately five years, although the actual timing of investment returns will vary significantly with some being earlier or later than this target.  In the event we realize investment returns in the first six years of our operations, we will distribute any capital gains from such investments and may retain the returned principal for further investment in portfolio companies meeting our investment objective.  Any principal returned more than six years after the commencement of our investment activities will be distributed along with any net gains realized on those investments, provided that we may retain such portion of any principal we deem necessary to fund follow on investments in our portfolio companies and our ongoing expenses.  We anticipate that we will have completed this investing and harvesting cycle and wind up operations within approximately 12 years.

Brokerage Allocation and Other Practices

Because our investment strategy is to invest in privately-issued securities, other than with respect to the Initial Investments made before we find investments meeting our investment objective, we do not expect to utilize brokers in connection with purchasing portfolio securities.  Subject to policies established by our Adviser and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available.

MANAGEMENT OF THE FUND

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors.  Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names and ages of our Directors and executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below.  Each Director and executive officer will hold office for an indefinite term, or until he resigns or is removed in the manner provided by law (see “Summary of Our Operating Agreement” in the Prospectus).  Unless otherwise indicated, the address of each Director and executive officer is 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401.

Our Board of Directors consists of a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”).  The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.”  None of our Directors or officers serve as directors of any company registered under the 1940 Act or of any company whose securities are registered under section 12, or subject to section 15, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Fund consists of only one investment portfolio.

Independent Directors
Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Mary L. Elworth, 52	Director and Chairman since 2009
Founder, VisionPoint Group Ltd. (business consultancy group) since 1993; Investment Banker and Consultant, Harney Partners (investment banking and financial consultation business) from 2004 to 2006; Investment Banker and Consultant, Hoganson Venture Group (investment banking and financial consultation business) from 1997 to 2004.

Glen A. Moeller, 59	Director since 2009
Co-owner and Operator, Moeller Farms, Ltd. (family farm) since 1974; Co-owner, Agricultural Resource Management Services, LLC (management consulting business) since 2004; Owner and Broker, Premier Futures, LLC (commodity brokerage business) since 1994; Minority Owner, Daytrotter Media, LLC (a music promotional website business) since 2006; Co-owner, Meadowlark Development, LLC (a real estate development company) since 2004.

W. Mark Rosenbury, 62	Director since 2009
President, Countryside Renewable Energy, Inc. (ethanol holding company) from 2006 to 2007; Senior Vice President and Chief Administrative Officer, Terra Industries, Inc. (fertilizer and industrial products manufacturer) from 1999 to 2006.

Maurice R. Russell, 61	Director since 2009
Founder and President, Russell Consulting Group of Panora, Iowa (consulting group specializing in risk management, business planning, feasibility analysis and performance compensation) since 1998; Division President-Branch Lending, Farm Credit Services from 1971 to 1997.

Roger K. Scholten, 54	Director since 2009
Senior Vice President, General Counsel and Secretary, Champion Enterprises, Inc. (manufacturer of residential and commercial structures) since 2007; Senior Vice President and General Counsel, Maytag Corporation from 2001 to 2006.

Joe B. Slavens, 45	Director since 2009	CEO (since 2002) and President (since 1999), Northwest Bank & Trust Company; President, Northwest Investment Corp. (holding company for Northwest Bank & Trust Company) since 2002.
Alan L. Wells, 50	Director since 2009
CEO, President (since 1999) and Chairman of the Board of Directors, Iowa Telecom (Iowa based telecommunications provider) since 2002; President and Chief Operating Officer, Iowa Telecom from 1999 to 2002; Senior Vice President and CFO, MidAmerican Energy Holdings Company (energy producer, supplier and global leader in energy production), from 1997 to 1999.

Interested Directors & Officers (1)
Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Brian R. Jones, 37	Director since 2009
Chief Operating Officer, Iowa Corn Opportunities, LLC (“ICO”), since 2007; Research and Business Development Manager, Iowa Corn Growers Association (“ICGA”) / Iowa Corn Promotion Board (Since 2003); Agricultural Business Management Consultant, Context Network (agricultural consulting firm) from 2000 to 2003; Supply Planning Analyst, Pioneer Hi-Bred International (commercial and parent corn production company) from 1998 to 2001.

Pamela G. Johnson, 59	Director since 2009
President, Iowa Corn Opportunities, LLC since 2007; Director, NCGA, since 2009; Chair, Iowa Corn Promotion Board, 2005 to 2006; Co-owner and operator, Johnson Country Acres, Ltd. (family farm) since 1978.

Eric M. Hender, 69	Vice President since 2009	Co-Founder and Senior Partner of AAVIN since 1999; Managing Member, Marshall Venture Capital, L.C. (venture capital and private equity fund) since 1997.
Kirk E. Kaalberg, 50	Vice President since 2009	Senior Partner of AAVIN since 1999; Co-Founder and President, McLeodUSA (telecommunications company) from 1992 to 1999.
Thies O. Kölln, 39	Director, Vice President, Treasurer and Secretary since 2009
Associate Partner and Partner (since 2004), AAVIN since 2002; Consultant, Boston Consulting Group (business strategy consulting firm) from 2000 to 2002; Attorney, Kirkland & Ellis (law firm) from 1996 to 1999.

Paul D. Rhines, 66	Vice President since 2009
Senior Partner of AAVIN since 2000; General Partner and Executive Officer, Marshall Venture Capital Fund, L.C. (venture capital and private equity fund) since 1998; General Partner and Executive Officer, Allsop Venture Partners (venture capital and private equity fund) since 1981.

James D. Thorp, 50	Director and President since 2009	Co-Founder and Managing Member of AAVIN since 1999; Principal, Allsop Venture Partners, L.P. (private equity and venture capital firm) from 1993 to 1999.
__________

(1)	As a result of their respective positions held with either ICO, the ICGA or the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Audit Committee

Our Board of Directors has a standing Audit Committee that consists of three Independent Directors: Mr. Rosenbury (Chairman), Mr. Slavens, and Mr. Moeller.  The Audit Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services.  In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control.  The Audit Committee has at least one member who is deemed to be a financial expert and operates under a written charter approved by the Board of Directors.

Investment / Valuation Committee

We have an Investment / Valuation Committee that consists of the following Directors: Messrs. Russell (Chairman), Wells and Ms. Elworth.  The Investment / Valuation Committee’s function is to serve as an independent and objective party to oversee the Fund's investment portfolios.  The Committee will assist the Board of Directors with the review of the investment portfolio of the Fund, determine the fair market value of the Fund’s investment portfolio or other assets in compliance with the requirements of the 1940 Act, and the implementation of the Fund’s valuation procedures.  The Investment / Valuation Committee has not yet met, but will meet quarterly or more often, as necessary.

Corporate Governance Committee

We have a Corporate Governance Committee that consists exclusively of Independent Directors: Messrs. Scholten (Chair), Russell, and Slavens.  The Corporate Governance Committee was appointed by the Board of Directors to (i) monitor the structure and membership of Board committees; (ii) recommend to the Board Director nominees for each committee (iii) recommend Director nominees if there is a vacancy; (iv) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures; (v) evaluate and make recommendations to the Board regarding director compensation; and (vi) oversee the evaluation of the Board and management.  If the Board determines to hold an election of Director sent, the Corporate Governance Committee will consider unitholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with our Bylaws.  The Corporate Governance Committee has not yet met, but will meet periodically, as necessary.

Compensation of Directors

The compensation of our Directors is governed by a compensation policy adopted via resolution of the Board of Directors on July 24, 2009 (the “Compensation Policy”).  The Compensation Policy provides that: (i) following the completion of this offering, Directors will receive (a) a quarterly retainer of $3,000, (b) the Chairman of the Board will receive an additional quarterly retainer of $1,500; (c) the Chairman of each the Audit and Investment / Valuation Committee will receive an additional quarterly retainer of $1,000 and (d) the Chairman of the Corporate Governance Committee will receive an additional quarterly retainer of $500; (ii) the Directors receive $2,000 for each Board meeting attended if the meeting is scheduled as an in-person meeting and the Director attends in-person or via telephone and $1,000 for each Board or Board committee meeting attended if on a day other than a regularly scheduled Board meeting attended in-person or by telephone; (iii) $500 for each periodic update Board meeting by conference call; and (iv) the Fund reimburses all reasonable expenses of the Directors in attending Board of Directors and committee meetings.  Directors’ meetings are normally held on a quarterly basis, with additional meetings held as needed.  All Director compensation is payable quarterly, in arrears.

We do not presently maintain any pension or retirement plans, bonus, equity options, stock appreciation rights, non-equity incentive plans, or non-qualified deferred compensation for either our Directors or executive officers.  Furthermore, we have no agreements with any officer or Director pertaining to change-in-control payments.

Compensation of Executive Officers

The Fund has no employees and does not pay any compensation to any of its officers.  The Fund has not compensated its executive officers in its last fiscal year.  The Fund does not provide any bonus, equity options, equity appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to its executive officers.  Furthermore, the Fund has no agreements with any officer pertaining to change-in-control payments.  All of the Fund’s officers and staff are employed by the Adviser, which pays all of their cash compensation.

Our Adviser

AAVIN is an investment adviser which is registered as an investment adviser with the SEC.  AAVIN has a staff of seven and its principal office is located in Cedar Rapids, Iowa.  Together with its affiliates, AAVIN had approximately $58 million under management as of June 30, 2009.

AAVIN’s principals, James Thorp, Paul Rhines, Eric Hender, Kirk Kaalberg and Thies Kölln (the “Principals”) will be responsible for the day-to-day management of our investment portfolio.  Fund investment decisions will require the approval of a majority of the Principals.  The Principals, as a group, have over 145 years of cumulative investment and business development experience. Three of the Principals have individual venture capital/private equity investment management experience of over 25 years each.  In four previous funds, the Principals have been successful in executing a venture and private equity investment strategy focused on Middle America.  In addition to private equity investment experience, the Principals have extensive financial, strategic and operational experience building successful companies in manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and other industries.  The Principals have been working together as a group for seven years and most of them have worked together since the early 1980s.

Portfolio Managers

Each Principal will receive both an annual salary and a bonus from the Adviser.  Salaries are fixed annually to be competitive with salaries for managers at similarly sized private equity and venture capital funds.  Bonuses are typically paid twice per year, and reflect the performance of the Principal against certain criteria set for that time period, including deals sourced and completed, assistance provided to portfolio companies, and administrative duties performed for the Fund.  Because the Fund’s investments are intended to be held for a number of years, annual bonuses will not necessarily tied to unrealized appreciation or depreciation on the Fund’s investments.  The Adviser will pay bonuses to the Principals when it receives capital gains fees relating to the successful sales of the Fund’s portfolio company securities.  Such bonuses will be directly related to the Fund’s performance because this fee is earned by the Adviser only when and to the extent that cash is distributed to the Fund’s investors.  AAVIN anticipates that these bonuses tied to the Fund’s performance will represent the largest portion of the total compensation paid to the Principals by the Adviser over the life of the Fund.

The following table lists the number of other funds or investment accounts for which the Principals, through AAVIN or its affiliates, provide day-to-day management services and such account/funds’ aggregate value as of June 30 30, 2009.  All of such funds pay entities (other than AAVIN) controlled by one or more of the Principals performance fees.
	Number of Accounts	Total Assets of Accounts
James Thorp
Registered investment companies	0	$0
Other pooled investment vehicles	1	$58,000,000
Other accounts	0	$0
Paul Rhines
Registered investment companies	0	$0
Other pooled investment vehicles	3	$62,500,000
Other accounts	0	$0
Eric Hender
Registered investment companies	0	$0
Other pooled investment vehicles	2	$59,800,000
Other accounts	0	$0
Kirk Kaalberg
Registered investment companies	0	$0
Other pooled investment vehicles	1	$58,000,000
Other accounts	0	$0
Thies Kölln
Registered investment companies	0	$0
Other pooled investment vehicles	1	$58,000,000
Other accounts	0	$0

Advisory Agreement

Pursuant to the Investment Advisory Agreement with AAVIN dated ____ (the “Advisory Agreement”), our Adviser will be subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies.  Our Adviser will provide, on behalf of the Fund, any managerial assistance requested by our portfolio companies.  Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, including the Initial Investments subject always to the provisions of our First Amended and Restated Limited Liability Company Agreement dated December 18, 2009 (“Operating Agreement”), our bylaws adopted under the Operating Agreement (the “Bylaws”), and our registration statement under the Securities Act.  Our Adviser will maintain books and records with respect to all of our transactions and will regularly report to our Board of Directors on our investments and performance.

 Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv)  monitor our investments; and (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others, and further provided that AAVIN notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Adviser and incurred in our operations, and we will bear the expenses related to this offering.  The compensation and allocable routine overhead expenses of all investment professionals of our Adviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Adviser and not us.  The expenses borne by us include:

●	other than as expressly provided in the Advisory Agreement, expenses of maintaining the Fund and continuing its existence and related overhead,
●
commissions, spreads, fees and other expenses in connection with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on behalf of the Fund,

●	auditing, accounting and legal expenses,
●	taxes, interest and governmental fees,
●	expenses of issue, sale, repurchase and redemption (if any) of interests in the Fund, including expenses of conducting tender offers for the purpose of repurchasing Fund securities,
●	expenses of registering and qualifying the Fund and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,
●
expenses of communicating with unitholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to unitholders and of meetings of unitholders and proxy solicitations therefore,

●	expenses of reports to governmental officers and commissions,
●	insurance expenses and association membership dues,
●
fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including, without limitation, safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

●	fees, expenses and disbursements of transfer agents, distribution and interest paying agents, shareholder servicing agents and registrars for all services to the Fund,
●	compensation and expenses of Directors of the Fund who are not members of the Adviser’s organization,
●	pricing, valuation, and other consulting or analytical services employed in considering and valuing the actual or prospective investments of the Fund,
●	all expenses incurred in leveraging of the Fund’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,
●	all expenses incurred in connection with the organization of the Fund and any offering of Units, and
●
such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors, officers and shareholders with respect thereto.

Duration and Termination

The Advisory Agreement was approved by our Board of Directors on ____, and by our sole unitholder on __, 2009. Unless terminated earlier as described below, it will continue in effect for a period of two years from _____, (the “Effective Date”).  It will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Advisory Agreement.  The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by a vote of the majority of the outstanding shares of our Units without penalty or by us without penalty upon not more than sixty (60) days’ written notice to our Adviser.  The Advisory Agreement may also be terminated by our Adviser without penalty upon not less than sixty (60) days’ written notice to us.

Liability of the Adviser

The Advisory Agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement.  However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of its duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under that agreement.

Advisory Fees

Under the terms of the Advisory Agreement, we will pay the Adviser a monthly base management fee (the “Base Management Fee”) equal to 2.5% per annum of our Gross Assets.  “Gross Assets” means our total assets, including investments made with the proceeds of borrowings, less any uninvested cash or cash equivalents which result from borrowings.  “Gross Assets” includes capital contributions made by all Unitholders, in addition to the capital commitments of Class B Unitholders.  The Base Management Fee will be calculated monthly and paid in arrears and will be calculated based on the value of our Gross Assets as of the beginning of the month.

The Adviser will receive an incentive fee (the “Incentive Fee”). The Incentive Fee will consist of two parts, as follows:

(i) Investment Income Fee. The Adviser will receive an investment income fee (the “Investment Income Fee”) equal to (i) 100% of the excess, if any, of our Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 8.0% of our Net Managed Assets, but which is less than 10.0% of our Net Managed Assets, and (ii) 20% of the excess, if any, of our Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 10.0% of our Net Managed Assets.

“Net Managed Assets” means our total assets less our indebtedness and “Excluded Assets.”

“Excluded Assets” are cash, cash equivalents, other temporary short term investments, or any other investments which are not within our investment objective.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the applicable year, minus our operating expenses for such year (including the Base Management Fee, expenses payable under the Advisory Agreement, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred equity, if any, but excluding the Incentive Fee payable); provided, however, Pre-Incentive Fee Net Investment Income shall not include any interest income, dividend income, and any other income derived from Excluded Assets.

The Investment Income Fee will be calculated and payable annually in arrears within thirty (30) days of the end of each calendar year, with the fee first accruing on the first December 31 following the date we receive the proceeds of this offering (the “Effective Date”). The Investment Income Fee calculation will be adjusted appropriately on the basis of the number of calendar days in the first period the fee accrues or the calendar year during which the Advisory Agreement is in effect in the event of termination of the Advisory Agreement during any calendar year.

(ii) Capital Gains Fee. After we have made to our Members, on a cumulative basis, (1) distributions equal to all contributions and (2) a return on all Outstanding Contributions of an annual rate of 8% on a cumulative basis (with (1) and (2) together, the “Member Returns”), we will pay the Adviser a capital gains fee (the “Capital Gains Fee”) equal to 20% of (1) (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the Effective Date to the end of any fiscal year in which all Member Returns have been made, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of any Capital Gains Fees paid in all prior fiscal years.

“Outstanding Contributions” means all capital contributions made to the Fund less any distributions which are treated as a return of capital contributions.  In the event a change in the amount of the Outstanding Contributions occurs during any fiscal year, the 8% annual hurdle rate of return will be applied on a pro-rata basis to the varying levels of Outstanding Contributions during the year.

For these purposes, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year.

The Capital Gains Fee will be calculated and payable annually within thirty (30) days of the end of each calendar year.  In the event the Advisory Agreement is terminated, the Capital Gains Fee calculation will be undertaken as of, and any resulting  Capital Gains Fee shall be paid, within fifteen (15) days of the date of termination.

The following examples are intended to assist in an understanding of the two components of the Incentive Fee.  These examples are not intended as an indication of our expected performance.

Examples of Annual Incentive Fee Calculation

Example 1:  Investment Income Fee(1):

Assumptions

●	The following calculations only apply after the point at which we receive the proceeds of this offering, as our Adviser is not entitled to any Investment Income Fee in any earlier period
●	Annual hurdle rate = 8.00%
●	Management fee (2) = 2.50%
●	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 1.00%

Alternative 1

Additional Assumptions

●	Investment income (including interest, distributions, fees, etc.) = 5.00%
●	Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 1.50%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no Investment Income Fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, distributions, fees, etc.) = 14.00%
●	Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 10.50%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate; therefore, there is an incentive fee.

Investment Income Fee        =  20% x (Pre-Incentive Fee Net Investment Income – 8.0%)
 =  20% x (10.50% - 8.0%)
 =  20% x 2.50%
 =  0.50%
__________

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of our net assets.
(2)	Represents 2.5% annual management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.
(3)	Excludes organizational, offering expenses and income tax.

Example 2:  Capital Gains Fee:

Alternative 1

Assumptions

●	Year 1: $20 million investment made and November 30 fair market value (“FMV”) of investment determined to be $20 million
●	Year 2: November 30 FMV of investment determined to be $22 million
●	Year 3: November 30 FMV of investment determined to be $17 million
●	Year 4: Investment sold for $21 million

The impact, if any, on the Capital Gains Fee would be:

         ●     Year 1:  No impact
●	Year 2: No impact
●	Year 3: Reduce base amount on which the Capital Gains Fee is calculated by $3 million
●
Year 4:  Increase base amount on which the Capital Gains Fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in Year 3)

Alternative 2

Assumptions

●	Year 1: $20 million investment made and November 30 FMV of investment determined to be $20 million
●	Year 2: November 30 FMV of investment determined to be $17 million
●	Year 3: November 30 FMV of investment determined to be $17 million
●	Year 4: November 30 FMV of investment determined to be $21 million
●	Year 5: November 30 FMV of investment determined to be $18 million
●	Year 6: Investment sold for $15 million

The impact, if any, on the Capital Gains Fee would be:

●	Year 1: No impact
●	Year 2: Reduce base amount on which the Capital Gains Fee is calculated by $3 million
●	Year 3: No impact
●	Year 4: No impact
●	Year 5: No impact
●
Year 6:  Reduce base amount on which the Capital Gains Fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in prior years)

Alternative 3

Assumptions

●	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million
●	Year 2: November 30 FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million
●	Year 3: Investment A is sold for $23 million

The impact, if any, on the Capital Gains Fee would be:

●	Year 1: No impact
●	Year 2: Reduce base amount on which the Capital Gains Fee is calculated by $2 million (realized capital loss on Investment B)
●	Year 3: Increase base amount on which the Capital Gains Fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

●	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million
●	Year 2: November 30 FMV of Investment A is determined to be $21 million and FMV of Investment B is determined to be $17 million
●	Year 3: November 30 FMV of Investment A is determined to be $18 million and FMV of Investment B is determined to be $18 million
●	Year 4: November 30 FMV of Investment A is determined to be $19 million and FMV of Investment B is determined to be $21 million
●	Year 5: Investment A is sold for $17 million and Investment B is sold for $23 million

The impact, if any, on the Capital Gains Fee would be:

●	Year 1: No impact
●	Year 2: Reduce base amount on which the Capital Gains Fee is calculated by $3 million (unrealized capital depreciation on Investment B)
●	Year 3: Reduce base amount on which the Capital Gains Fee is calculated by $2 million (unrealized capital depreciation on Investment A)
●	Year 4: No impact
●
Year 5:  Increase base amount on which the Capital Gains Fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in prior years)

Board Approval of the Advisory Agreement

Our Board of Directors, including a majority of the Independent Directors, reviewed and approved the Advisory Agreement on ________.  In addition, the Advisory Agreement was approved by our sole member on ___.  In considering the approval of the Advisory Agreement, our Board of Directors evaluated information provided by our Adviser and considered various factors, including the following: ________________________________________.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent Directors, approved the Advisory Agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

Conflicts of Interests

The investment activities of the Adviser and its affiliates (including investment funds managed by affiliates, and their directors, officers, employees and other affiliates (collectively with the Adviser, the “Associates”)), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and the Members.  The Adviser provides investment management services to other private investment funds that follow an investment program similar to that of the Fund.  The Affiliates may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund.  One or more Associates act or may act as an investor, investment manager, adviser, lender, agent and/or principal, and have other direct and indirect interests, in the market in which the Fund and the portfolio securities in which it directly and indirectly invests.  One or more Associates advise accounts and funds that have investment objectives similar to those of the Fund, invest in the same industry as the Fund and/or that engage in and compete for transactions in the same types of securities and portfolio funds as the Fund.  The trading activities of these Associates are carried out independently of the positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund.  No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund.  As a result, an Affiliate may compete with the Fund for appropriate investment opportunities.  In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest.  Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact the Fund.  Transactions by one or more Affiliate-advised clients or the Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.  The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Associates, and/or their internal policies designed to comply with such restrictions.  An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

The Adviser may have a conflict of interest in selecting portfolio investments because certain investors in such portfolio investments are other investment funds managed by the Adviser or their Associates.  Also, the Adviser, for example, may determine that an investment opportunity is appropriate for a particular fund or account that it manages, but not for the Fund.  In addition, the Associates or accounts managed by the Associates may invest in portfolio investments on terms more favorable than those available to the Fund and as investors in such portfolio investment may act in ways adverse to the interests of the Fund.

The Adviser may create other funds or advise another fund having similar characteristics as the Fund.  Our Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in a fee being paid to our Adviser by that other fund.  Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts.  When two or more clients advised by our Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.  In some cases, this system may adversely affect the price of the security we may obtain or sell.

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time.  Because these considerations may differ when applied to us and other funds in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Adviser.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser for its other accounts.  Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in securities under the 1940 Act.

Under the 1940 Act, we and our affiliates are generally precluded from co-investing in negotiated private placements of securities.  The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, such as the ICGA and ICO, (iv) our officers, directors and employees, and (v) our Adviser, among others.  Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, nor will it co-invest in such transactions with our affiliates to the extent prohibited by the 1940 Act.

Our Adviser, we and an Associate have  applied the SEC for exemptive relief to permit the Adviser, us and our and their respective affiliates to take certain actions that otherwise would be prohibited by the 1940 Act.  We believe receipt of such relief will benefit us by permitting the Adviser to control a larger portion of an investment when combining an investment with that of an Associate.  We cannot guarantee that any such relief will be granted by the SEC.  Unless and until we obtain an exemptive order, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, and will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.  As a result of one or more of these situations, we may not be able to invest as much or as quickly as we otherwise would in certain investments and may not have as much control over the investments we do make because our Adviser will be placing less total capital in our portfolio company investments.

Indemnification of Directors and Officers

Applicable Delaware law permits a Delaware limited liability company (“LLC”) to include in its limited liability company agreement a provision limiting the liability of its directors and officers of the LLC and its unitholders from any and all claims and demands whatsoever.  Our Operating Agreement provides unitholders with the same limitation of personal liability as is extended to stockholders of a private corporation under the Delaware General Corporation Law.  Our Operating Agreement provides that neither the Adviser, a director nor an officer of the Fund shall be subject to any personal liability, claims, demands or money damages to any person, the Fund or its unitholders except for liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person.  The Operating Agreement contains such provisions eliminating directors’ and officers’ liability to the maximum extent permitted by Delaware law and the 1940 Act.

Our Operating Agreement authorizes the Fund, to the maximum extent permitted by Delaware law and the 1940 Act, to obligate itself to indemnify each person who at any time serves as a Director, adviser or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any such capacity by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee’s action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee’s position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification is mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Directors or (ii) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification provided in the Operating Agreement continue as to a person who has ceased to be a Director or officer of the Fund and to the benefit of his or her heirs, executors and personal and legal representatives.

The Fund has the power, subject to any limitations provided by the 1940 Act, Delaware law, and the Operating Agreement to provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, Directors and designated employees of the Fund and the Adviser (collectively, the “Codes of Ethics”).  Subject to certain limitations, the Codes of Ethics permit those officers, Directors and designated employees of the Fund and the Adviser (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of the Adviser’s investment advisory clients such as the Fund.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions.  Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR database on the SEC’s internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Because our investment strategy is to invest in privately-issued securities, other than with respect to short-term investments made before we find investments within our investment objective, we do not expect to utilize brokers in connection with purchasing portfolio securities.  The Adviser is responsible for decisions to buy and sell securities for the Fund, and when a broker is needed, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  If and when the Fund purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services.  It is possible the Fund could also invest in securities that are traded principally in the over-the-counter market.  In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  The Fund will also purchase securities, including debt and mezzanine securities, directly from an issuer, in which case no commissions or discounts will be paid.

We do not anticipate utilizing any broker which is affiliated with the Fund, but if we did, payments of commissions to such brokers will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.  The Adviser does not anticipate selecting brokers on the basis of their provision of research, statistical or pricing services.

One or more of the other investment companies or accounts that the Adviser manages may own from time to time some of the same investments as the Fund.  Investment decisions for the Fund are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives.  Further, such co-investments would be subject to the terms of any order we receive from the SEC which would allow such co-investments.  In some cases, this system may adversely affect the price or size of the position obtainable for the Fund.  In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.  It is the opinion of the Fund’s Board of Directors that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

CERTAIN PROVISIONS OF OUR OPERATING AGREEMENT
AND THE DELAWARE LIMITED LIABILITY COMPANY ACT

The following description of certain provisions of our Operating Agreement and Bylaws is only a summary.  For a complete description, please refer to our Operating Agreement and Bylaws that have been filed as an exhibit to our registration statement.

Our Operating Agreement and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of our unitholders to sell their Units at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  In addition to these provisions, we are organized in Delaware and therefore are subject to the Delaware Limited Liability Company Act.  In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Size of our Board of Directors; Election of Directors

Our Operating Agreement and Bylaws provide that the number of directors will be determined only by our Board of Directors, but may not be less than two.  Our Operating Agreement also provides that the number of directors may not be greater than fifteen.  A meeting of the unitholders may be called at any time by the unitholders of the Fund holding in the aggregate not less than fifty-one percent (51%) of the outstanding units of the Fund.  However, the Bylaws and the Operating Agreement do not provide for a mandatory annual meeting of unitholders.  The Board of Directors has the sole discretion of electing directors at a meeting of the unitholders called by the Board of Directors, if the Board determines a Board seat is subject to unitholder election.  Thus, the system of succession of Company directors provided by the Operating Agreement could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our unitholders.

Vacancies on Board of Directors; Removal of Directors

Pursuant to our Operating Agreement, each Director will hold office until his or her successor shall have been elected and shall have qualified with such term of office only terminating upon death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties as Director.  The Board of Directors has sole discretion through a majority vote to fill any vacancy on the Board of Directors, subject to the 1940 Act limitation that a majority of our Board consist of independent directors.

Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred units, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Operating Agreement provides that a Director may be removed only for cause and only by the affirmative vote of at least the majority of the remaining Directors followed by a vote of unitholders holding at least seventy-five percent (75%) of the outstanding units then entitled to vote in an election of such Director.  This provision, when coupled with the provisions in our Operating Agreement and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our unitholders from removing incumbent Directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our unitholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under applicable Delaware law, a Delaware-organized LLC generally cannot dissolve, amend its operating agreement, merge, sell all or substantially all of its assets, engage in a unit exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of unitholders entitled to cast at least fifty-one percent (51%) of the votes entitled to be cast on the matter in the event of a merger or amendment of its operating agreement, and at least two-thirds of the votes entitled to be cast on the matter in the event of  dissolution.  However, a Delaware LLC may provide in its limited liability company agreement for approval of these matters by a lesser or greater percentage of all of the votes entitled to be cast on the matter.  Our Operating Agreement generally provides for approval of amendments to our Operating Agreement by an affirmative vote of a majority of the Directors and extraordinary transactions by the affirmative vote of two-thirds of the Directors all subject to the requirements and limitations of the 1940 Act.

    Our Operating Agreement and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to any meeting of our unitholders called by the Board for purposes of electing Directors, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our unitholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a unitholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws.  Further, only the business specified in our notice of the meeting may be brought before the meeting.  Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a unitholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that Directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

Applicable Delaware law permits a Delaware LLC to include in its LLC agreement a provision limiting the liability of its directors and officers of the LLC and its unitholders from any and all claims and demands whatsoever.  Our Operating Agreement provides unitholders with the same limitation of personal liability as is extended to stockholders of a private corporation under the Delaware General Corporation Law.  Our Operating Agreement authorizes the Fund, to the maximum extent permitted by Delaware law and the 1940 Act, to obligate itself to indemnify each person who at any time serves as a Director, investment adviser or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any such capacity by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee’s action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee’s position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification is mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Directors or (ii) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification provided in the Operating Agreement continue as to a person who has ceased to be a Director or officer of the Fund and to the benefit of his or her heirs, executors and personal and legal representatives.

The Fund has the power, subject to any limitations provided by the 1940 Act, Delaware law, and the Operating Agreement to provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

These provisions do not limit or eliminate our rights or the rights of any of our unitholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties.  These provisions will not alter the liability of our directors or officers under federal securities laws.

NET ASSET VALUE

We will determine the net asset value (“NAV”) of our Units on a quarterly basis and at such other times as our Board of Directors may determine.  Our NAV will be included in our financial statements filed under the Exchange Act quarterly.  The NAV per Common Unit equals our NAV divided by the number of outstanding Units.  Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and current income taxes); (ii) accumulated and unpaid distributions on any outstanding preferred equity; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our Units.

Valuation Methodologies

We will invest a substantial portion of our assets in securities for which there generally will not be a readily available market price.  Therefore, our Board of Directors will value these investments at fair value in good faith.  There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process.  Many of our investments may generally be subject to restrictions on resale and generally have no established trading market.  Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors.  Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.  We intend to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Using procedures established by our Board of Directors, we will perform a valuation for each portfolio company investment on a quarterly basis.  Securities, if any, that are publicly traded are valued at the closing price of the exchange or securities market on which they are listed or traded on the valuation date.  Securities that are not on a securities exchange are valued at the indicative bid price offered on the valuation date.

Fund investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors.  The Fund will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

●
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the Adviser’s Principals.  As part of this process, materials will be prepared containing its supporting analysis; and

●	The Investment / Valuation Committee of our Board will assess the valuation, and our Board will ultimately and solely determine the fair value of each investment in our portfolio in good faith.

The Investment/Valuation Committee may from time to time, if it deems it appropriate, retain the services of independent valuation firms to assist it in reviewing one or more of the valuations performed by the Adviser.  Such independent reviews may, but need not, be undertaken when there has been a significant change in the performance of the portfolio company and/or in the proposed valuation of the portfolio company.

Determination of fair values involves subjective judgments and estimates.  The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

PROXY VOTING POLICIES

It is unlikely that we will be required to vote any proxies with respect to our portfolio securities.  We, along with our Adviser, have adopted proxy voting policies and procedures (“Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our unitholders.  Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Adviser.

In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the company’s management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote in accordance with the recommendation of the company’s management.  On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and unitholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our unitholders.  In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our unitholders.

Our Adviser will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions.  We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies.  Our Adviser will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships.  All decisions regarding proxy voting will be determined by our Adviser and will be executed by our Adviser.  We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

__________, serves as our independent registered public accounting firm.  ___________ will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities and other assets are held under a custody agreement with ___.  The transfer agent and registrar for our Units is ____.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Omaha, Nebraska.  Certain legal matters in connection with the offering will be passed upon for the Selling Agents by __.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Units offered pursuant to the Prospectus, has been filed by the Fund with the SEC.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  Please refer to the Registration Statement for further information with respect to the Fund and the offering of the Units.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

F-1

ZEA CAPITAL FUND LLC
____________________________

STATEMENT OF ADDITIONAL INFORMATION
____________________________

___, 2009

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.           Financial Statements:

Because the Registrant has had no operations other than its organization and preparation of its registration statement, it will file audited financial statements in an amendment to this registration statement on Form N-2.

2.           Exhibits:

Exhibit No.	Description of Document

a.1.	Certificate of Formation dated March 23, 2009 (1)
a.2.	Certificate of Merger dated August 13, 2009 (1)
b.1.	First Amended and Restated Limited Liability Company Agreement dated December 18, 2009 (1)
b.2	Bylaws dated September 9, 2009 (1)
c.	Inapplicable
d.	Unit Transfer Policy dated September 9, 2009 (1)
e.	Inapplicable
f.	Inapplicable
g.1.	Form of Investment Advisory Agreement with AAVIN Equity Advisors, LLC (1)
h.1.	Form of Placement Agent Agreement (2)
i.	Inapplicable
j.	Custody Agreement (2)
k.1.	Stock Transfer Agency Agreement (2)
k.2.	Trademark and Research License Agreement with Iowa Corn Growers Association (1)
l.	Opinion of Husch Blackwell Sanders LLP (2)
m.	Inapplicable
n.	Inapplicable
o.	Inapplicable
p.1.	Form of Subscription Agreement--Class A (2)
p.2.	Form of Subscription Agreement--Class B (2)
p.3.	Subscription Agreement with Iowa Corn Opportunities, LLC (1)
p.3.	Warrant issued to Iowa Corn Opportunities, LLC (1)
q.	Inapplicable
r.1.	Code of Ethics of the Fund (1)
r.2.	Code of Ethics of AAVIN Equity Advisors, LLC (1)
____________
(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the form of placement agent agreement filed as Exhibit h.1 hereto.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee
Securities and Exchange Commission and state filing fees	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Printing expenses	$*
Transfer Agent’s fees	$*
Miscellaneous	$*
Total	$*
____________
*           To be filed by amendment

Item 28. Persons Controlled by or Under Common Control

Iowa Corn Opportunities, LLC, an Iowa limited liability company, is the Registrant’s only unitholder, holding 54,348 Class A Units and a warrant to purchase an additional 119,565 Class A Units.  Iowa Corn Opportunities, LLC, is wholly-owned by the Iowa Corn Growers Association, an Iowa non-profit corporation.  AAVIN Equity Advisors, LLC (“AAVIN”) is a Delaware limited liability company, and is deemed to control the Registrant because it serves as the Registrant’s investment adviser.  AAVIN is controlled by its sole manager, James Thorp.  AAVIN controls AAVIN Equity Partners I, LP, a Delaware limited partnership, and its general partner, AAVIN, LLC, a Delaware limited liability company.

Item 29. Number of Holders of Securities

As of December 15, 2009, the Registrant has only issued Class A Units to one person.

Item 30. Indemnification

Section 3.7 of Registrant’s Operating Agreement contains provisions limiting the liability and providing indemnification, of the Registrant’s Directors, officers and adviser under certain circumstances.  The Operating Agreement provides that neither the adviser, a director nor an officer of the Registrant shall be subject to any personal liability, claims, demands or money damages to any person, the Registrant or its unitholders except for liability from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person.  The Registrant is authorized under the Operating Agreement, to the maximum extent permitted by Delaware law and the Investment Company Act of 1940, to obligate itself to indemnify each person who at any time serves as a Director, adviser or officer of the Registrant (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any such capacity by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee’s action was in the best interest of the Registrant or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee’s position.

The Registrant hereby undertakes that it will apply the indemnification provision of the Operating Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act of 1940 remains in effect.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

None.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, AAVIN Equity Advisors, LLC, 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, at the offices of the custodian, ___ , and at the offices of the transfer agent, ___.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the Units until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.
2.      Not applicable.
3.      Not applicable.
4.      The registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. The Registrant is filing this Registration Statement pursuant to Rule 430A under the Securities Act and undertakes that: (a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

7.     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Cedar Rapids and State of Iowa on the 21st day of December, 2009.

ZEA CAPITAL FUND LLC

By:	/s/ James D. Thorp
James D. Thorp
President

The undersigned directors and officers of Zea Capital Fund LLC hereby constitute and appoint James Thorp our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Thies O. Kölln	Treasurer and Assistant Secretary	December 21¸2009
Thies O. Kölln	(Principal Financial and Accounting Officer)
/s/ James D. Thorp	President	December 21¸2009
James D. Thorp	(Principal Executive Officer)
/s Pamela G. Johnson	Director	December 21¸2009
Pamela G. Johnson
/s/ Glen A. Moeller	Director	December 21¸2009
Glen A. Moeller
/s/ W. Mark Rosenbury	Director	December 21¸2009
W. Mark Rosenbury
/s/ Maurice R. Russell	Director	December 21¸2009
Maurice R. Russell
/s/ Mary L. Elworth	Chairman of the Board; Director	December 21¸2009
Mary L. Elworth
/s/ Roger K. Scholten	Director	December 21¸2009
Roger K. Scholten
/s/ Joe. B. Slavens	Director	December 21¸2009
Joe. B. Slavens
/s/ Alan L. Wells	Director	December 21¸2009
Alan L. Wells
/s/ Brian R. Jones	Director	December 21¸2009
Brian R. Jones

Exhibit Index

Exhibit No.	Description of Document

a.1.	Certificate of Formation dated March 23, 2009 (1)
a.2.	Certificate of Merger dated August 13, 2009 (1)
b.1.	First Amended and Restated Limited Liability Company Agreement dated December 18, 2009 (1)
b.2.	Bylaws dated September 9, 2009 (1)
c.	Inapplicable
d.	Unit Transfer Policy dated September 9, 2009 (1)
e.	Inapplicable
f.	Inapplicable
g.1.	Form of Investment Advisory Agreement with AAVIN Equity Advisors, LLC (1)
h.1.	Form of Placement Agent Agreement (2)
i.	Inapplicable
j.	Custody Agreement (2)
k.1.	Stock Transfer Agency Agreement (2)
k.2.	Trademark and Research License Agreement with Iowa Corn Growers Association (1)
l.	Opinion of Husch Blackwell Sanders LLP (2)
m.	Inapplicable
n.	Inapplicable
o.	Inapplicable
p.1.	Form of Subscription Agreement--Class A (2)
p.2.	Form of Subscription Agreement--Class B (2)
p.3.	Subscription Agreement with Iowa Corn Opportunities, LLC (1)
p.4.	Warrant issued to Iowa Corn Opportunities, LLC (1)
q.	Inapplicable
r.1.	Code of Ethics of the Fund (1)
r.2.	Code of Ethics of AAVIN Equity Advisors, LLC (1)
____________

(1)	Filed herewith.
(2)	To be filed by amendment.